As filed with the Securities and Exchange Commission on May 21, 2021

Securities Act File No. 333-255350

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No. 1	☒
Post-Effective Amendment No.	☐

WILLIAM BLAIR FUNDS

(Exact Name of Registrant as Specified in Charter)

150 North Riverside Plaza Chicago, Illinois 60606

(Address of Principal Executive Officers) (Zip Code)

(312) 364-8000

(Registrant’s Area Code and Telephone Number)

Stephanie G. Braming

William Blair Investment Management, LLC

150 North Riverside Plaza

Chicago, Illinois 60606

(Name and Address of Agent for Service)

With copies to:

Christopher P. Harvey, Esq.

Dechert LLP

One International Place, 40th Floor

100 Oliver Street

Boston, Massachusetts 02110

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

Title of Securities Being Registered: Class I shares of William Blair Small Cap Value Fund.

THE ADVISORS’ INNER CIRCLE FUND

ICM SMALL COMPANY PORTFOLIO

ONE FREEDOM VALLEY DRIVE

OAKS, PA 19456

[    ]

Dear Shareholder:

On behalf of the Board of Trustees (the “Board”) of ICM Small Company Portfolio (the “Target Fund”), a series of The Advisors’ Inner Circle Fund (the “Target Fund Trust”), we are pleased to invite you to a special meeting of shareholders (with any postponements or adjournments, the “Special Meeting”) of the Target Fund. The Special Meeting is schedule to be held on July 8, 2021 at 10:00 a.m. Eastern time. Due to the public health impact of the coronavirus pandemic (“COVID-19”), the Special Meeting will be conducted in virtual conference call format only. Shareholders will be able to listen, vote, and submit questions from their home or any location with internet connectivity.

At the Special Meeting, as a shareholder of the Target Fund, you will be asked to consider and vote on the following proposals:

(1)

To approve an Agreement and Plan of Reorganization providing for: (i) acquisition by William Blair Funds (the “Acquiring Fund Trust”), on behalf of its series, William Blair Small Cap Value Fund (the “Acquiring Fund”), of all of the property and other assets of the Target Fund, in exchange solely for Class I shares of beneficial interest, no par value, of the Acquiring Fund; (ii) the assumption by the Acquiring Fund Trust, on behalf of the Acquiring Fund, of all of the liabilities of the Target Fund (subject to such limitations as are included in the Reorganization Agreement); (iii) the distribution of the shares of the Acquiring Fund to the shareholders of the Target Fund according to their respective interests in complete liquidation of the Target Fund; and (iv) the termination of the Target Fund as a series of the Target Fund Trust as soon as practicable after the distribution (the “Reorganization”); and

(2)	To transact such other business as may properly come before the Special Meeting.

If shareholders of the Target Fund approve the Reorganization, shareholders of the Target Fund will become shareholders of the Acquiring Fund. The Acquiring Fund is managed by William Blair Investment Management, LLC (“WBIM”), which has entered into an agreement to acquire Investment Counselors of Maryland, LLC (“ICM”), the investment adviser to the Target Fund. If the Reorganization is consummated, ICM’s portfolio management team will join WBIM and will take over responsibility portfolio management of the Acquiring Fund from the Acquiring Fund’s current portfolio managers.

Formal notice of the Special Meeting appears on the next page, followed by a combined proxy statement and prospectus (the “Proxy Statement/Prospectus”). The Reorganization is discussed in detail in the enclosed Proxy Statement/Prospectus, which you should read carefully.

The Board recommends that you vote “FOR” the Reorganization.

Your vote is important, regardless of the number of shares of the Target Fund you own. Whether or not you expect to attend the Special Meeting virtually, please read the Proxy Statement/Prospectus and cast your vote promptly. You may cast your vote by completing, signing and returning the enclosed proxy card by mail in the postage-paid envelope provided or by following the instructions on the proxy card for voting your proxy on the Internet or by touch-tone telephone. If you vote by mail, please sign and return all of the proxy cards included in this package.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely, Michael Beattie President

THE ADVISORS’ INNER CIRCLE FUND

ICM SMALL COMPANY PORTFOLIO

ONE FREEDOM VALLEY DRIVE

OAKS, PA 19456

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD JULY 8, 2021

NOTICE IS HEREBY GIVEN THAT a special meeting of shareholders (with any postponements or adjournments, the “Special Meeting”) of ICM Small Company Portfolio (the “Target Fund”), a series of The Advisors’ Inner Circle Fund (the “Target Fund Trust”), is scheduled to be held virtually via conference call on July 8, 2021 at 10:00 a.m. Eastern time to consider and vote on the following proposals:

(1)

To approve an Agreement and Plan of Reorganization providing for: (i) acquisition by William Blair Funds (the “Acquiring Fund Trust”), on behalf of its series, William Blair Small Cap Value Fund (the “Acquiring Fund”), of all of the property and other assets of the Target Fund, in exchange solely for Class I shares of beneficial interest, no par value, of the Acquiring Fund; (ii) the assumption by the Acquiring Fund Trust, on behalf of the Acquiring Fund, of all of the liabilities of the Target Fund (subject to such limitations as are included in the Reorganization Agreement); (iii) the distribution of the shares of the Acquiring Fund to the shareholders of the Target Fund according to their respective interests in complete liquidation of the Target Fund; and (iv) the termination of the Target Fund as a series of the Target Fund Trust as soon as practicable after the distribution (the “Reorganization”); and

(2)	To transact such other business as may properly come before the Special Meeting.

Please read the enclosed combined proxy statement and prospectus (the “Proxy Statement/Prospectus”) carefully for information concerning the Reorganization to be placed before the Special Meeting.

The Board of Trustees of the Target Fund recommends that you vote “FOR” the Reorganization.

Shareholders of record as of the close of business on May 7, 2021 are entitled to notice of, and to attend, the Special Meeting via conference call. Your attention is called to the accompanying Proxy Statement/Prospectus. If you wish to attend the Special Meeting via conference call, please send an email to attendameeting@astfinancial.com. Please use the e-mail subject line “ICM Special Meeting,” and include in your email your full name along with your request for the conference line number. That number will be sent back to you, allowing you to attend the Special Meeting. Requests to attend the Special Meeting via conference call must be received no later than 1:00 p.m. Eastern Time, on July 7, 2021.

If you attend the Special Meeting via conference call, you will have the opportunity to (i) join the Special Meeting on the conference line number that will be provided upon shareholder request, and (ii) vote during the course of the Special Meeting via the Internet or by telephone only, using the website or phone number provided in the proxy card. If your shares are held of record by a broker-dealer, you may still attend the Special Meeting via conference call, but if you wish to vote during the course of the Special Meeting, you must first obtain a “legal proxy” from the applicable nominee/record holder. We note that obtaining a legal proxy may take several days. Legal proxies must be submitted to AST Fund Solutions by 1:00 p.m., Eastern Time, on July 7, 2021. Only shareholders of the Target Fund present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Special Meeting.

Regardless of whether you plan to attend virtually the Special Meeting, please promptly complete, sign and return the enclosed Proxy Ballot to help achieve a quorum and so that a maximum number of shares may be voted. You may also vote by telephone or over the Internet. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide. Proxies may be revoked at any time before they are exercised by submitting a revised Proxy Ballot, by giving written notice of revocation to the Target Fund or by voting in person at the Special Meeting.

The Special Meeting conference call will begin promptly at 10:00 a.m. Eastern time. We encourage you to access the Special Meeting prior to the start time. For additional information on how you can attend and participate in the virtual Special Meeting, please see the instructions beginning on the first page of the proxy statement that follows. Because the Special Meeting will be a completely virtual meeting, there will be no physical location for shareholders to attend.

By Order of the Board of Trustees of The Advisors’ Inner Circle Fund,

Michael Beattie
President

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

2.	JOINT ACCOUNTS: Both parties must sign: the names of the parties signing should conform exactly to the names shown in the registration on the proxy card.

3.	ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

For example:

REGISTRATION VALID

CORPORATE ACCOUNTS
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe
(3) ABC Corp. c/o John Doe	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe

PARTNERSHIP ACCOUNTS
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 01/01/01	Jane B. Doe, Trustee u/t/d/ 01/01/01

CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust f/b/o John B. Smith, Jr. UGMA/UTMA	John B. Smith, Custodian f/b/o John B. Smith, Jr. UGMA/UTMA
(2) Estate of John B. Smith	John B. Smith, Jr., Executor Estate of John B. Smith

PLEASE CHOOSE ONE OF THE FOLLOWING OPTIONS TO VOTE YOUR SHARES:

•

AUTHORIZE YOUR PROXY THROUGH THE INTERNET. You may authorize your proxy by logging into the Internet site indicated on your proxy card and following the instructions on the website. In order to log on, you will need the control number found on your proxy card. Please make sure to have your proxy card available at the time of the call.

•

AUTHORIZE YOUR PROXY BY TELEPHONE. You may authorize your proxy by telephone by calling the toll-free number located on your proxy card. In order to log on, you will need the control number found on your proxy card. Please make sure to have your proxy card available at the time of the call.

•	VOTE BY MAIL. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-paid envelope provided.

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PRELIMINARY PROXY STATEMENT/PROSPECTUS

SUBJECT TO COMPLETION

The information in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PROXY STATEMENT/PROSPECTUS

[May     ], 2021

PROXY STATEMENT FOR

ICM Small Company Portfolio

(a series of The Advisors’ Inner Circle Fund)

ONE FREEDOM VALLEY DRIVE

OAKS, PA 19456

1-866-234-5426

PROSPECTUS FOR

WILLIAM BLAIR SMALL CAP VALUE FUND

(a series of William Blair Funds)

150 North Riverside Plaza

Chicago, Illinois 60606

(312) 364-8000

This Proxy Statement/Prospectus is being furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of The Advisors’ Inner Circle Fund (the “Target Fund Trust”), in connection with the special meeting of shareholders (with any postponements or adjournments, the “Special Meeting”) of ICM Small Company Portfolio (the “Target Fund”). The Special Meeting is scheduled to be held in virtual conference call format only on July 8, 2021 at 10:00 a.m. Eastern time.

Shareholders of record of the Target Fund at the close of business on May 7, 2021 (the “Record Date”) are entitled to notice of, and to attend, the Special Meeting virtually via conference call. This Proxy Statement/Prospectus, proxy card and accompanying Notice of Special Meeting of Shareholders will be first sent or given to shareholders of the Target Fund on or about June 4, 2021.

At the Special Meeting, shareholders will be asked to consider and vote on the following proposals:

(1)

To approve an Agreement and Plan of Reorganization providing for: (i) acquisition by William Blair Funds (the “Acquiring Fund Trust”), on behalf of its series, William Blair Small Cap Value Fund (the “Acquiring Fund”), of all of the property and other assets of the Target Fund, in exchange solely for Class I shares of beneficial interest, no par value, of the Acquiring Fund; (ii) the assumption by the Acquiring Fund Trust, on behalf of the Acquiring Fund, of all of the liabilities of the Target Fund (subject to such limitations as are included in the Agreement and Plan of Reorganization); (iii) the distribution of the shares of the Acquiring Fund to the shareholders of the Target Fund according to their respective interests in complete liquidation of the Target Fund; and (iv) the termination of the Target Fund as a series of the Target Fund Trust as soon as practicable after the distribution (the “Reorganization”); and

(2)	To transact such other business as may properly come before the Special Meeting.

If shareholders approve the Reorganization, shareholders of the Target Fund would receive shares of a comparable class of the Acquiring Fund equal in value to the shares of the Target Fund held by that shareholder as of the close of business of the New York Stock Exchange, usually 4:00 p.m. Eastern time, on the closing day of the Reorganization.

You are being asked to consider and vote on an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which the Reorganization would be accomplished. This Proxy Statement/Prospectus sets forth concisely the information shareholders of the Target Fund should know before voting on the Reorganization and constitutes an offering of the shares of the Acquiring Fund being issued in the Reorganization. Please read it carefully and retain it for future reference.

-i-

The Special Meeting will be a virtual meeting conducted exclusively via conference call starting at 10:00 a.m. Eastern time. You will be able to (i) participate and join the Special Meeting on the conference line number that will be provided upon shareholder request, and (ii) vote during the course of the Special Meeting via the Internet or by telephone only, using the website or phone number provided in the proxy card.

The following documents containing additional information about the Target Fund and the Acquiring Fund, each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into (legally considered to be part of) this Proxy Statement/Prospectus:

•	The Statement of Additional Information dated [May ], 2021 relating to this Proxy Statement/Prospectus (Accession Number [ ]);

•	Prospectus for the Target Fund, dated March 1, 2021, as supplemented (Accession Number 0001398344-21-005168);

•	Statement of Additional Information of the Target Fund, dated March 1, 2021, as supplemented (Accession Number 0001398344-21-005168);

•	Annual Report to shareholders of the Target Fund for the fiscal year ended October 31, 2020 (Accession Number 0001193125-21-006221); and

•	Annual Report to shareholders of the Acquiring Fund for the fiscal year ended December 31, 2020 (Accession Number 0000930413-21-000516).

The policies and procedures set forth in the “Shareholder Guide” in Appendix C to this Proxy Statement/Prospectus will apply to the shares issued by the Acquiring Fund in connection with the Reorganization. The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (“1940 Act”), and in accordance therewith, file reports and other information, including proxy materials, with the SEC.

Additional copies of the foregoing (the Statement of Additional Information relating to this Proxy Statement/Prospectus is not available on the Internet unless you access the document via the SEC’s website listed below but is available upon written or oral request) and any more recent reports filed after the date hereof for the Acquiring Fund may be obtained without charge:

for the Acquiring Fund:

By Phone:	1-800-635-2886
By Mail:	150 North Riverside Plaza
Chicago, Illinois 60606
By Internet:	www.williamblairfunds.com

for the Target Fund:

By Phone:	1-866-234-5426
By Mail:	P.O. Box 219009 Kansas City, MO 64121-9009
By Internet:	www.icomd.com

You also may view or obtain these documents from the SEC:

By e-mail:	publicinfo@sec.gov (duplicating fee required)
By Internet:	www.sec.gov

-ii-

The Board of Trustees of the Target Fund Trust (the “Target Fund Board”) knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, the persons named in the enclosed proxy card intend to vote in accordance with their best judgment.

No person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

-iii-

-i-

SUMMARY

The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus. Shareholders should read the entire Proxy Statement/Prospectus carefully.

On February 10, 2021, William Blair Investment Management, LLC (“WBIM”) and Investment Counselors of Maryland, LLC (“ICM”) and certain other parties entered into a definitive agreement under which WBIM would acquire ICM (the “Transaction”). In connection with the Transaction, WBIM and ICM recommended to the Target Fund Board and board of trustees of the Acquiring Fund Trust (“Acquiring Fund Board”) that the Target Fund be reorganized into the Acquiring Fund.

The Target Fund Board, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Target Fund Trust (the “Target Fund Independent Trustees”), has approved the Reorganization Agreement.

Subject to shareholder approval, the Reorganization Agreement provides for:

•	the transfer of all of the property and other assets of the Target Fund, in exchange solely for Class I shares of beneficial interest, no par value, of the Acquiring Fund;

•	the assumption by the Acquiring Fund Trust, on behalf of the Acquiring Fund, of all of the liabilities of the Target Fund (subject to such limitations as are included in the Reorganization Agreement);

•	the distribution of the shares of the Acquiring Fund to the shareholders of the Target Fund according to their respective interests in complete liquidation of the Target Fund; and

•	the termination of the Target Fund as a series of the Target Fund Trust as soon as practicable after the distribution.

If shareholders of the Target Fund approve the Reorganization, each owner of Institutional Class shares would become a shareholder of Class I shares of the Acquiring Fund. The Reorganization is expected to be effective on the Closing Date. Each shareholder of the Target Fund will hold, immediately after the close of the Reorganization, shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of shares of the Target Fund held by such shareholder as of the close of business on the Closing Date.

If the Reorganization is approved by Target Fund shareholders, the Target Fund will be the performance and accounting survivor of the Reorganization, with the then-current Target Fund portfolio managers serving as the portfolio managers to the Acquiring Fund immediately following the Reorganization. The post-Reorganization Fund will continue to pursue the Acquiring Fund’s investment objective and be managed consistent with the Acquiring Fund’s policy to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small capitalized (“small cap”) companies, as defined by the Acquiring Fund (“80% policy”). However, the post-Reorganization Fund is expected to be managed by the Target Fund’s current portfolio managers pursuant to the investment philosophy and process currently utilized for the Target Fund.

In considering whether to approve the Reorganization, you should note that:

•

The Target Fund and the Acquiring Fund are each open-end, management investment companies registered with the SEC. The Acquiring Fund is a series of the Acquiring Fund Trust, which is organized as a statutory trust under the laws of the State of Delaware. The Target Fund is a series of the Target Fund Trust, which is organized as a voluntary association (commonly known as a business trust) under the laws of Massachusetts.

•

WBIM serves as the investment adviser of the Acquiring Fund and ICM serves as the investment adviser of the Target Fund. Upon closing of the Transaction, ICM’s portfolio management team will join WBIM and will take over responsibility portfolio management of the Acquiring Fund from the Acquiring Fund’s current portfolio managers.

•

The Acquiring Fund and Target Fund have similar investment objectives: the Acquiring Fund seeks long-term capital appreciation; the Target Fund seeks maximum, long-term total return consistent with reasonable risk to principal, by investing primarily in common stocks of smaller companies measured in terms of revenues and assets and, more importantly, in terms of market capitalization.

•

The Acquiring Fund and Target Fund have similar, but different, principal investment strategies, as set forth below. The differences between the principal investment strategies, such as with respect to the Russell® Index used to define whether a portfolio holding is a “small cap” company for purposes of a Fund’s 80% policy, do not reflect a material difference in the manner in which each Fund is managed, as applicable.

•

The Acquiring Fund Board approved a permanent reduction in the Acquiring Fund’s management fee rate and an expense limitation agreement, pursuant to which WBIM has contractually agreed to limit Acquiring Fund operating

1

expenses until April 30, 2023. As a result of this expense limitation agreement, although the management fee rate applicable to the post-Reorganization Fund will be higher than that of the Target Fund, the (i) gross expense ratio for Class I shares of the post-Reorganization Fund will be higher than the gross expense ratio for the Target Fund but (ii) the total expense ratio (net of waivers) for Class I shares of the post-Reorganization Fund will be identical to the total expense ratio for the Target Fund for the Target Fund (measured as of the Target Fund’s most recent fiscal year end). The total expense ratio of the post-Reorganization Fund may increase if the expense limitation agreement expires and is not renewed. The shareholders of the Target Fund are also expected to benefit from inclusion as a series of the Acquiring Fund Trust through access to a variety of investment strategies offered by WBIM through the ability (subject to applicable limitations and restrictions) to exchange Class I shares of the Acquiring Fund for Class I shares of another series of the Acquiring Fund Trust or, for shareholders meeting eligibility requirements, to convert Class I shares of the Acquiring Fund to Class R6 shares of the Acquiring Fund, a lower expense class.

•

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”); accordingly, neither the Target Fund or its shareholders, nor the Acquiring Fund or its shareholders are generally expected to recognize any gain or loss for federal income tax purposes from the Reorganization. However, any securities transactions conducted in advance of the Reorganization may generate capital gains for the Target Fund based on market prices of the securities sold, which may result in taxable distributions to shareholders.

•

In determining the most appropriate class of shares of the Acquiring Fund to exchange for Institutional Class shares of the Target Fund, WBIM considered, among other things, the alignment between the expense structure of each class of the Target and Acquiring Funds. Based on such considerations, WBIM determined that Class I shares of the Acquiring Fund is the most appropriate class of shares to offer current Target Fund shareholders in connection with the Reorganization.

2

BOARD RECOMMENDATION

The Board recommends that you vote “FOR” Proposal One.

QUESTIONS AND ANSWERS RELATING TO THE REORGANIZATION

We recommend that you read the complete Proxy Statement/Prospectus. However, we thought it would be helpful to provide brief answers to some questions concerning the proposal described in this Proxy Statement/Prospectus.

Q. Why is a shareholder meeting being held?

A. You are being asked to consider and approve the Reorganization Agreement providing for the transfer of the assets of the Target Fund, a series of the Target Fund Trust, to the Acquiring Fund, a series of the Acquiring Fund Trust, in exchange for the assumption of all of the liabilities of the Target Fund (subject to such limitations as are included in the Reorganization Agreement) by the Acquiring Fund and Class I shares of the Acquiring Fund, followed by the complete liquidation of the Target Fund. The Acquiring Fund and the Target Fund may be referred to together in this Proxy Statement/Prospectus as the “Funds.”

The Reorganization is being proposed in connection with the acquisition of ICM by WBIM, which is anticipated to take place during the second quarter of 2021, subject to certain closing conditions. One condition to closing of the Transaction is that the Reorganization take place.

WBIM or its affiliates provide distribution and administrative services to the Acquiring Fund, among other services. For more information regarding WBIM, please see “Comparison of Investment Advisers and Investment Advisory Fees” in the Proxy Statement/Prospectus.

The Target Fund will be the accounting and performance survivor of the Reorganization.

Q. Why is the Reorganization being proposed?

A. As indicated above, WBIM is acquiring ICM, which, in the absence of the Reorganization, would result in WBIM sponsoring two small cap value funds overseen by two separate boards of trustees. Accordingly, in connection with the Transaction, WBIM and ICM recommended to the Acquiring Fund Board and the Target Fund Board, respectively, that the Target Fund be reorganized into the Acquiring Fund.

Q. What are the potential benefits from the Reorganization?

A. The Acquiring Fund Board approved a permanent reduction in the Acquiring Fund’s management fee rate and an expense limitation agreement, pursuant to which WBIM has contractually agreed to limit Acquiring Fund operating expenses until April 30, 2023. As a result of this expense limitation agreement, although the management fee rate applicable to the post-Reorganization Fund will be higher than that of the Target Fund, the (i) gross expense ratio for Class I shares of the post-Reorganization Fund will be higher than the gross expense ratio for the Target Fund but (ii) the total expense ratio (net of waivers) for Class I shares of the post-Reorganization Fund will be identical to the total expense ratio for the Target Fund for the Target Fund (measured as of the Target Fund’s most recent fiscal year end). The total expense ratio of the post-Reorganization Fund may increase if the expense limitation agreement expires and is not renewed. The shareholders of the Target Fund are also expected to benefit from inclusion as a series of the Acquiring Fund Trust through access to a variety of investment strategies offered by WBIM through the ability (subject to applicable limitations and restrictions) to exchange Class I shares of the Acquiring Fund for Class I shares of another series of the Acquiring Fund Trust or, for shareholders meeting eligibility requirements, to convert Class I shares of the Acquiring Fund to Class R6 shares of the Acquiring Fund, a lower expense class.

Q. How will the Reorganization affect me?

A. If shareholders of the Target Fund approve the Reorganization and the Reorganization is completed, you will become a shareholder of the Acquiring Fund. You will receive shares of a comparable class of the Acquiring Fund equal in value to the shares that you hold of the Target Fund as of the close of business of the New York Stock Exchange, usually 4:00 pm Eastern time, on the closing day of the Reorganization. In determining the most appropriate class of shares of the Acquiring Fund to exchange for Institutional Class shares of the Target Fund, WBIM considered, among other things, the alignment between the expense structure of each class of the Target and Acquiring Funds. Based on such considerations, WBIM determined that Class I shares of the Acquiring Fund is the most appropriate class of shares to offer current Target Fund shareholders in connection with the Reorganization.

If approved by shareholders, the Reorganization will take place on or about July 16, 2021.

Q. Are there differences between the Funds?

A. Yes. ICM is the Target Fund’s investment adviser. WBIM serves as the investment manager to the Acquiring Fund.

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The Target Fund’s and Acquiring Fund’s investment objective, principal investment strategies, investment policies and principal risks are similar. We do not believe that any differences in the Funds’ investment objectives, principal investment strategies, investment policies or principal risks will result in any material differences in the manner in which the Funds are managed.

The post-Reorganization Fund will continue to pursue the Acquiring Fund’s investment objective and be managed consistent with the Acquiring Fund’s 80% policy. However, the post-Reorganization Fund is expected to be managed by the Target Fund’s current portfolio managers pursuant to the investment philosophy and process currently utilized for the Target Fund.

Q. What other information should I know about the Acquiring Fund?

A. If the Reorganization is approved by Target Fund shareholders and the Reorganization is completed, the Acquiring Fund will adopt the accounting history and performance track record of the Target Fund.

Q. How will the Reorganization affect shareholder fees and expenses?

A. The total expense ratio (net of waivers) for Class I of the post-Reorganization Fund will be identical to the total expense ratio for the Target Fund.

In determining the most appropriate class of shares of the Acquiring Fund to exchange for Institutional Class shares of the Target Fund, WBIM considered, among other things, the alignment between the expense structure of each class of the Target and Acquiring Funds. Based on such considerations, WBIM determined that Class I shares of the Acquiring Fund is the most appropriate class of shares to offer current Target Fund shareholders in connection with the Reorganization.

Please see “Comparison of Fees and Expenses” in the Proxy Statement/Prospectus for more information.

Q. Who will bear the expenses of the Reorganization and related costs?

A. The expenses of the Reorganization will be paid by a combination of ICM and WBIM irrespective of whether the Reorganization is consummated. The expenses of the Reorganization include, but are not limited to, the costs and expenses associated with the preparation and filing of the Proxy Statement/Prospectus; costs and expenses in connection with special meetings of the Target Fund Board and/or Acquiring Fund Board; legal fees relating to the Reorganization; printing, mailing, tabulation and solicitation costs in connection with obtaining shareholder approval of the Reorganization; custodial and transfer agent conversion fees; audit fees, if any; and costs to prepare and execute closing documents in relation to the Reorganization. Neither the Acquiring Fund nor the Target Fund will bear any of the costs of the Reorganization, except that the Acquiring Fund will bear its portfolio transitioning costs in advance of the Reorganization, as set forth under the section titled “INFORMATION ABOUT THE REORGANIZATION – Portfolio Transitioning” below.

Q. Will the Reorganization create a taxable event?

A. It is anticipated that the Reorganization will qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Code. Accordingly, the Target Fund, the Acquiring Fund and their respective shareholders are not expected to recognize any gain or loss for federal income tax purposes as a result of the Reorganization.

However, any securities transactions conducted in advance of the Reorganization may generate capital gains for the Target Fund based on market prices of the securities sold, which may result in taxable distribution to shareholder. Any net capital gains realized, to the extent available, would be distributed to shareholders of the Target Fund in advance of the Reorganization. Any such distributions would be taxable to shareholders unless shares are held through a tax-advantaged arrangement. It is not anticipated that the Target Fund will undergo any material portfolio turnover specifically in preparation for, or in anticipation of, the Reorganization. You should seek the advice of a tax advisor to determine how any distribution will impact your individual tax situation.

Q. Has the Target Fund Board approved the Reorganization Agreement?

A. Yes. After careful consideration, the Target Fund Board unanimously approved the Reorganization Agreement and recommends that you vote “FOR” Proposal 1 (i.e., the Reorganization Agreement).

The Board of Trustees of William Blair Funds also approved the Reorganization Agreement.

Q. What happens if shareholders do not approve the Reorganization?

A. The Reorganization is a condition of the Transaction. Therefore, if Target Fund shareholders do not approve the Reorganization, then neither the Reorganization nor the Transaction will occur. In the event that the Reorganization does not occur, the Target Fund will continue to be advised by ICM pursuant to the Target Fund’s existing investment process, philosophy, and principal investment strategies as disclosed in the Target Fund’s currently effective registration statement. The Target Fund Board and ICM would then consider what additional action, if any, should be taken.

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Q. How do I vote?

A. If you do not plan to attend the Special Meeting via conference call, you may submit your Proxy Ballot in one of three ways:

•	By Internet. The web address and instructions for voting can be found on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.

•	By Telephone. The toll-free number for telephone voting can be found on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.

•	By Mail. Mark the enclosed Proxy Ballot, sign and date it, and return it in the postage-paid envelope we provided. Both joint owners must sign the Proxy Ballot.

If you plan to attend the Shareholder Meeting via conference call, you will have the opportunity to (i) join the Shareholder Meeting on the conference line number that will be provided upon shareholder request, and (ii) vote during the course of the Shareholder Meeting via the Internet or by telephone only, using the website or phone number provided in the proxy card. If your shares are held of record by a broker-dealer, you may still attend the Special Meeting via conference call, but if you wish to vote during the course of the Special Meeting, you must first obtain a “legal proxy” from the applicable nominee/record holder.

If you are unable to attend the Special Meeting, we encourage you to vote as soon as possible to avoid the cost of additional solicitation efforts. Please refer to the enclosed proxy card for instructions for voting by telephone, internet or mail.

Should shareholders require additional information regarding the Special Meeting, they may contact the Proxy Solicitor toll-free at the phone number provided in the proxy card. (See “Voting Information” for more information on the Proxy Solicitor.)

Q. When and where will the Special Meeting be held?

A. The Special Meeting is scheduled to be held on July 8, 2021, at 10:00 a.m. Eastern time, subject to any adjournments or postponements of the Special Meeting.

After considering the continuing health impacts of COVID-19, related governmental orders and guidance, and the wellbeing of shareholders, employees, and communities, the Target Fund Board has determined to hold the Special Meeting only by means of remote communication through a conference call. An in-person meeting at a physical location will not be held. Any adjournments or postponements would also be held virtually.

Q. What happens if I sign and return my Proxy Ballot but do not mark my vote?

A. Your Proxy Ballot will be voted in favor of the Reorganization.

Q. May I revoke my proxy?

A. You may revoke your proxy at any time before it is exercised by giving notice of your revocation to the Target Fund in writing, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending and voting during the course of the Special Meeting.

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PROPOSAL ONE

APPROVAL OF THE REORGANIZATION AGREEMENT

COMPARISON OF THE TARGET FUND AND THE ACQUIRING FUND

Comparison of Investment Objectives and Principal Investment Strategies

The Funds have similar investment objectives, although there are differences, as shown below. The investment objective of the Target Fund is non-fundamental and may be changed without shareholder approval. The investment objective of the Acquiring Fund is fundamental and any change must be approved by Acquiring Fund shareholders.

Target Fund	Acquiring Fund	Post-Reorganization Fund
The investment objective of the Target Fund is to seek maximum, long-term total return, consistent with reasonable risk to principal, by investing primarily in common stocks of smaller companies measured in terms of revenues and assets and, more importantly, in terms of market capitalization.	The investment objective of the Acquiring Fund is to seek long-term capital appreciation.	The investment objective of the Acquiring Fund is to seek long-term capital appreciation.

The Funds have similar principal investment strategies, which are set forth below. The differences between the principal investment strategies, such as with respect to the Russell® Index used to define whether a portfolio holding whether a portfolio holding is a “small cap” company for purposes of a Fund’s 80% policy, do not reflect a material difference in the manner in which each Fund is managed, as applicable.

The principal investment strategies of each Fund and the post-Reorganization Fund are as follows:

Target Fund	Acquiring Fund	Post-Reorganization Fund

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of companies that have market capitalizations within the range of the Russell 2000® Value Index at the time of purchase. The Fund may invest in equity securities listed on a national securities exchange or traded in the over-the-counter markets. The Fund invests primarily in common stocks, but it may also invest in other types of equity securities, including real estate investment trusts (“REITs”) and American Depository Receipts (“ADRs”).

	Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small capitalized (“small cap”) companies. The Fund invests primarily in a diversified portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks), of small cap domestic companies that the Adviser believes offer a long-term investment value. For purposes of	Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small capitalized (“small cap”) companies. For purposes of the Fund, WBIM considers a company to be a small cap company if it has a market capitalization no larger than the largest capitalized company included in the Russell 2000® Index at the time of the Fund’s investment. Securities of
In selecting investments for the Fund, ICM (the “Adviser”) typically looks to invest in companies with leading market share positions, shareholder oriented managements, and strong balance sheet and cash flow ratios. Usually, the shares of the companies the Adviser buys are selling at a price	the Fund, WBIM considers a company to be a small cap company if it has a market capitalization no larger than the largest capitalized company included in the Russell 2000® Index at the time of the Fund’s investment. Securities of companies whose market capitalizations no longer meet this definition after purchase may continue to be held in the Fund. To a limited extent, the Fund may also purchase stocks of companies with business	companies whose market capitalizations no longer meet this definition after purchase may continue to be held in the Fund. To a limited extent, the Fund may also purchase stocks of companies with business characteristics and value prospects similar to small cap companies, but that may have market capitalizations above the market capitalization of the largest member of the Russell 2000® Index. The Fund may invest in equity securities listed on a national securities exchange or traded in the over-the-counter markets. The Fund invests primarily in common stocks, but it may also invest in other types of equity securities, including real estate investment trusts (“REITs”) and American Depository Receipts (“ADRs”).

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to earnings ratio below the average price to earnings ratio of the stocks that comprise the Russell 2000® Index. In addition, the companies selected by the Adviser usually have higher returns on equity and capital than the average company in the Russell 2000® Index. The Adviser screens the Fund’s universe of potential investments to identify potentially undervalued securities based on factors such as financial strength, earnings valuation, and earnings quality. The Adviser further narrows the list of potential investments through traditional fundamental security analysis, which may include interviews with company management and a review of the assessments and opinions of outside analysts and consultants. Securities are sold when the Adviser believes the shares have become relatively overvalued or it finds more attractive alternatives. The Adviser generally will not sell a security merely due to market appreciation outside the Fund’s target capitalization range if it believes the company has growth potential.

characteristics and value prospects similar to small cap companies, but that may have market capitalizations above the market capitalization of the largest member of the Russell 2000® Index.

The Russell 2000® Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 2,000 smallest companies in the Russell 3000® Index. The companies in the Russell 2000® Index are considered representative of small cap companies. The size of companies in the Russell 2000® Index may change with market conditions. In addition, changes to the composition of the Russell 2000® Index can change the market capitalization range of the companies included in the index. As of April 22, 2021, the Russell 2000® Index included securities issued by companies that ranged in size between $43.4 million and $19.6 billion. The Russell 2000® Value Index, the Fund’s benchmark, measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

In choosing investments, WBIM performs fundamental company analysis and focuses on stock selection. The Adviser evaluates the extent to which a company meets the following criteria set forth below. All of the criteria are evaluated relative to the valuation of the security. The weight given to a particular investment criterion will depend upon the circumstances, and Fund holdings may not meet all of the following criteria: (a) the company’s current market value should reflect a material discount from WBIM’s estimate of the company’s value, (b) the company should have some distinctive attribute that cannot easily be duplicated by present or potential competitors (this may take the form of proprietary products or processes, a unique distribution system, an entrenched brand name or an especially strong financial position relative to its competition), (c) the company should

The Russell 2000® Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 2,000 smallest companies in the Russell 3000® Index. The companies in the Russell 2000® Index are considered representative of small cap companies. The size of companies in the Russell 2000® Index may change with market conditions. In addition, changes to the composition of the Russell 2000® Index can change the market capitalization range of the companies included in the index. As of April 22, 2021, the Russell 2000® Index included securities issued by companies that ranged in size between $43.4 million and $19.6 billion. The Russell 2000® Value Index, the Fund’s benchmark, measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

In selecting investments for the Fund, WBIM typically looks to invest in companies with leading market share positions, shareholder oriented managements, and strong balance sheet and cash flow ratios. Usually, the shares of the companies the Adviser buys are selling at a price to earnings ratio below the average price to earnings ratio of the stocks that comprise the Russell 2000® Index. In addition, the companies selected by WBIM usually have higher returns on equity and capital than the average company in the Russell 2000® Index. WBIM screens the Fund’s universe of potential investments to identify potentially undervalued securities based on factors such as financial strength, earnings valuation, and earnings quality. WBIM further narrows the list of potential investments through traditional fundamental security analysis, which may include interviews with company management and a review of the assessments and opinions of outside analysts and consultants. Securities are sold when the Adviser believes the shares have become relatively overvalued or it finds more attractive alternatives. WBIM generally will not sell a security merely due to market appreciation outside the Fund’s target capitalization range if it believes the company has growth potential.

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have a reasonable expectation of improving its level of profitability, free cash flow, and return on invested capital over a three-year investment horizon, (d) the company should have a capable and skilled management team with reasonable probability of successfully executing a clearly articulated and logical business strategy focused on creating shareholder value, (e) the company should have a relatively simple, clean financial structure and adhere to conservative and straightforward accounting practices, and (f) there should be the likelihood that management will be able to successfully execute a corporate transformation with a focus on improving cash flow and returns within a three-year investment horizon.

Each of the Target Fund, the Acquiring Fund and the post-Reorganization Acquiring Fund will provide shareholders with at least 60 days’ notice of any changes to its 80% investment policy.

Comparison of Fees and Expenses

Fees and Expenses of the Funds

Below is a comparison of the fees and expenses of the Funds before and after the Reorganization. The information is as of October 31, 2020 for the Target Fund and December 31, 2020 for the Acquiring Fund (i.e., the most recent fiscal year end for each Fund). This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

It is important to note that following the Reorganization, shareholders of the Target Fund will be subject to the actual fee and expense structures of the Acquiring Fund, which may not be the same as the pro forma combined fees and expenses. Future fees and expenses may be greater or lesser than those indicated below.

The Target Fund offers Institutional Class shares.

If shareholders approve the Reorganization, shareholders of the Target Fund would receive shares of the Acquiring Fund as set forth in the table below:

Target Fund Shares	Acquiring Fund Shares
Institutional Class	Class I

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	ICM Small Company Portfolio Institutional Class	William Blair Small Cap Value Fund Class I		William Blair Small Cap Value Fund Pro Forma Combined Class I
Shareholder Fees (fees paid directly from shareholder’s investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A	N/A		N/A
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	N/A	N/A		N/A
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.70%	0.75	%*	0.75	%*
Distribution (12b-1) Fees	N/A	N/A		N/A
Other Expenses	0.19%	0.48%		0.19%

Total Annual Fund Operating Expenses	0.89%	1.23%		0.94%
Fee Waiver and/or Expense Reimbursement	N/A	0.34	%**	0.05	%**

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.89%	0.89	%***	0.89	%***

*	The Management Fee has been restated to reflect a reduction from 0.95% to 0.75% of average daily net assets effective March 1, 2021.
**

The Adviser has entered into a contractual agreement with the Fund to waive fees and/or reimburse expenses in order to limit the Fund’s operating expenses (excluding interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to 0.89% of average daily net assets for Class I, until April 30, 2023. The Adviser may not terminate this arrangement prior to April 30, 2023 without the approval of the Fund’s Board of Trustees.

***

The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement does not equal the net expense ratio to average daily net assets in the Financial Highlights section of this prospectus as a result of a change in the management fee and contractual expense limits.

Example

The Example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem or hold all of your shares, as indicated below, at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that each Fund’s operating expenses remain the same. The example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your expenses would be:

ICM Small Company Portfolio

Expense Table
	1 Year	3 Year	5 Year	10 Year
Institutional Class	91	284	493	1,096

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William Blair Small Cap Value Fund

	1 Year	3 Year	5 Year	10 Year
Class I	91	321	607	1,423

William Blair Small Cap Value Fund Pro Forma Combined

Expense Table
	1 Year	3 Year	5 Year	10 Year
Class I	91	289	510	1,145

Comparison of Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect each Fund’s performance. During the fiscal year ended October 31, 2020, the Target Fund’s portfolio turnover rate was 27% of the average value of its portfolio. During the fiscal year ended December 31, 2020, the Acquiring Fund’s portfolio turnover rate was 64% of the average value of its portfolio.

Supplemental Financial Information

The Reorganization will not result in a material change to the Target Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. In particular, each security held by the Target Fund is eligible to be held by the Acquiring Fund. As a result, a schedule of investments of the Target Fund modified to show the effects of such change is not required and is not included.

There are no material differences in accounting policies of the Acquired Fund as compared to those of the Surviving Fund.

Comparison of Purchase, Exchange and Selling Shares

Purchase procedures

The purchase procedures employed by the Target Fund and the Acquiring Fund are similar. The Target Fund and the Acquiring Fund each offer shares through their respective distributor on a continuous basis. Shares of the Target Fund and the Acquiring Fund may be purchased directly through their respective transfer agents and through other authorized financial intermediaries. The purchase price of each share of the Target Fund and the Acquiring Fund is based on the net asset value next determined after the order is received in good order by the Target Fund or Acquiring Fund or their respective agent. Purchases of shares of the Acquiring Fund may be made by mail, wire or telephone. Additional information regarding the purchase procedures of the Target Fund is available in its Prospectus. The cover page of this Proxy Statement/Prospectus explains how you can obtain a copy of the Target Fund Prospectus. Additional information regarding the purchase procedures of the Acquiring Fund is contained in Appendix C.

Investment minimums

The Target Fund and Acquiring Fund have each established minimum investment amounts. The Target Fund’s Institutional Shares have an investment minimum of $2,500,000. The Acquiring Fund’s Class I shares have an investment minimum of $500,000. The Acquiring Fund’s other share classes have other investment minimums and eligibility requirements. Minimum investment requirements will not apply to shareholders of the Target Fund who receive Class I shares of the Acquiring Fund in the Reorganization unless and until a shareholder depletes his/her account to a zero balance at some point in the future. If you purchase shares through an intermediary, different minimum account requirements may apply.

The Acquiring Fund has certain minimum investment exceptions for its Class I shares. These include qualified retirement plans, including, but not limited to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, defined benefit plans and other similar accounts, or plans whereby Class I shares are held through omnibus accounts (either at the plan level or the level of the plan administrator) and asset-based fee advisory clients of WBIM and William Blair & Company, L.L.C. (“WBC”, and together with WBIM, “William Blair”).

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Redemption procedures

The redemption procedures employed by the Target Fund and the Acquiring Fund are similar, with certain minor differences. Shareholders of both the Target Fund and the Acquiring Fund may redeem shares on any business day. Generally, the Target Fund forwards redemption proceeds within one day and the Acquiring Fund within three days, each with certain limited exceptions. The Target Fund and the Acquiring Fund each make redemptions in cash, typically by check, electronic bank transfer or wire. Both the Target Fund and the Acquiring Fund reserve the right to determine whether to satisfy redemption requests by making payments in securities or other property (also known as a redemption in kind).

Additional information regarding the redemption procedures of the Target Fund is available in its Prospectus. The cover page of this Proxy Statement/Prospectus explains how you can obtain a copy of the Target Fund Prospectus. Additional information regarding the redemption procedures of the Acquiring Fund is contained in Appendix C.

Redemption fees.

Neither the Target Fund nor the Acquiring Fund charge redemption fees.

Comparison of exchange privileges

As the Target Fund has only a single class of shares, there is no ability to exchange Institutional Shares for another class of the Target Fund. Shares of the Acquiring Fund may be generally exchanged for shares of the same class of other William Blair funds, subject to minimum investment requirements, certain limitations, exceptions, and procedures. The William Blair fund into which a shareholder is seeking to exchange may have different investment objectives, principal investment strategies, risks, fees (including 12b-1 fees) and other features of which shareholders should be aware before making an exchange. Exchanges are treated as a sale of fund shares and a purchase of fund shares for tax purposes.

Additional information regarding the exchange procedures of the Target Fund is available in its Prospectus. The cover page of this Proxy Statement/Prospectus explains how you can obtain a copy of the Target Fund Prospectus. Additional information regarding the exchange procedures of the Acquiring Fund is contained in Appendix C.

Dividends and Other Distributions and Fiscal Years

Dividends and Other Distributions

The Target Fund and Acquiring Fund declares and distributes dividends consisting of ordinary income, if any, quarterly (Target Fund) or annually (Acquiring Fund). The Funds distribute capital gains, if any, annually.

The Acquiring Fund’s dividends and other distributions will not change as a result of the Reorganization.

Fiscal Years

The Target Fund’s fiscal year end is October 31. The Acquiring Fund’s fiscal year end is December 31. The fiscal year end of the post-Reorganization Fund will initially be the last day of October until October 31, 2021 and immediately following October 31, 2021 will change to December 31 in each year. As a result, if the Reorganization is approved, as Acquiring Fund shareholders you will eventually begin to receive the Acquiring Fund’s annual and semi-annual shareholder reports and updated prospectuses at different times during the year than you do now as a shareholder of the Target Fund. Notwithstanding the foregoing, the Reorganization will not impact the Acquiring Fund’s tax year end, which will be December 31.

Principal Risks

The principal risks associated with an investment in the Target Fund are similar – though there are some differences – as compared to the principal risks associated with an investment in the Acquiring Fund. For example, “REIT Risk” and “Foreign Securities Risk” are principal risks of the Target Fund but not the Acquiring Fund. Although the principal risks are similar, each Fund uses different terminology to describe the principal risks applicable to such Fund’s principal investment strategy because the Funds have historically taken somewhat different approaches to identifying and describing the principal risks of the Funds. The actual risks of investing in each Fund depend on the investments held in the Fund’s portfolio and on market conditions, both of which change over time. The principal risks for the Acquiring Fund are summarized below. The principal risks for the Target Fund are summarized in Appendix B. We do not believe that any differences in the description of principal risks will result in any material differences in the way that the Funds are managed or in the principal risks associated with an investment in the Funds.

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You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected may underperform the market in which the Fund invests or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

Equity Funds General. Because the Fund invests substantially all of its assets in equity securities, the primary risk is that the value of the equity securities it holds might decrease in response to the activities of an individual company or in response to general market, business and economic conditions. If this occurs, the Fund’s share price may also decrease. In addition, there is the risk that individual securities may not perform as expected or a strategy used by the Adviser may fail to produce its intended result.

Market Risk. The value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably. The value of an investment may decline due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of an investment may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Furthermore, local, regional and global events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also adversely impact issuers, markets and economies, including in ways that cannot necessarily be foreseen. The Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. The value of an investment may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

Small and Micro Cap Company Risk. Stocks of small and micro-cap companies involve greater risk than those of larger, more established companies. This is because small and micro-cap companies may be in earlier stages of development, may be dependent on a small number of products or services, may lack substantial capital reserves and/or do not have proven track records. Small and micro-cap companies may be traded in low volumes. This can increase volatility and increase the risk that the Fund will not be able to sell a security on short notice at a reasonable price. The securities of small and micro cap companies may be more volatile and less liquid than securities of large capitalized companies. For purposes of the Fund, micro cap companies are companies with market capitalizations of $500 million or less at the time of the Fund’s investment.

Share Ownership Concentration Risk. To the extent that a significant portion of the Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Style Risk. Different investment styles (e.g., growth vs. value, quality bias, market capitalization focus) tend to shift in and out of favor depending on market conditions and investor sentiment, and at times when the value investment style used by the Adviser for the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

Portfolio Turnover Rate Risk. Higher portfolio turnover rates involve correspondingly higher transaction costs, which are borne directly by the Fund. In addition, the Fund may realize significant short-term and long term capital gains if portfolio turnover rate is high, which will result in taxable distributions to investors that may be greater than those made by other funds with lower portfolio turnover rates.

Focus Risk. To the extent that the Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the Fund’s performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Fund’s service providers or counterparties, issuers of securities held by the Fund, or other market participants may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of a Fund’s service providers or counterparties, issuers of securities held by the Fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct a Fund’s operations.

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Cyber-attacks, disruptions, or failures may adversely affect the Fund and its shareholders or cause reputational damage and subject a Fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. For example, the Fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the Fund’s NAV, and impede trading). In addition, cyber-attacks, disruptions, or failures involving a Fund counterparty could affect such counterparty’s ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by a Fund, which could have material adverse consequences for such issuers, and may cause the Fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.

While the Fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyberattacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as Fund counterparties, issuers of securities held by a Fund, or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will address the possibility of and fallout from cyber-attacks, disruptions, or failures. In addition, the Fund cannot directly control any cybersecurity plans and systems put in place by its service providers, Fund counterparties, issuers of securities held by the Fund, or other market participants.

After the Reorganization, the following two risks would be added to the Acquiring Fund’s principal risks:

REIT Risk. REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this prospectus.

Foreign Securities Risk. The Fund’s investments in ADRs are subject to foreign securities risk. ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary 4 banks and traded on U.S. exchanges. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign securities, especially those of companies in emerging markets, can be riskier and more volatile than domestic securities. Adverse political and economic developments or changes in the value of foreign currency can make it harder for the Fund to sell its securities and could reduce the value of your shares. Securities of foreign companies may not be registered with the SEC and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. In addition, certain foreign countries have experienced outbreaks of infectious illnesses and may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies of the affected country and other countries with which it does business, which in turn could adversely affect the Fund’s investments in that country and other affected countries. Income from foreign securities may be reduced by a withholding tax at the source, which tax would reduce income received from the securities. Foreign securities may also be more difficult to value than securities of U.S. issuers.

Diversification

Each Fund has elected to be classified as a diversified series of an open-end management investment company. As a diversified series of an open-end management investment company, each Fund may not, with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. Each Fund’s election to be classified as diversified under the 1940 Act may not be changed without approval by holders of a majority of the outstanding voting securities of the Fund.

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Investment Policies & Restrictions

In addition to the investment objective and principal investment strategies set forth above, of which the Acquiring Fund’s investment objective is fundamental, each Fund has adopted certain fundamental investment policies/restrictions. The fundamental investment policies/restrictions of each Fund, set forth below, are substantially similar. Fundamental investment policies/restrictions may only be changed by a vote of a Fund’s shareholders. Unless otherwise noted, a Fund will determine compliance with the investment limitation percentages below (with the exception of a limitation relating to borrowing) and other applicable investment requirements immediately after and as a result of its acquisition of such security or other asset. Accordingly, a Fund generally will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.

	Target Fund	Acquiring Fund
	The Fund will not:	The Fund:

Diversification	Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply when the Fund is classified as a non-diversified series of an open-end investment company under the 1940 Act.	Is classified as a “diversified” fund.

Concentration	Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

Will not make investments that will result in the concentration (as that term is defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or in tax-exempt securities.

This restriction also does not limit the Fund from investing in instruments, such as repurchase agreements, secured by obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Senior Securities and Borrowing

Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund’s prospectus and statement of additional information as they may be amended from time to time.

May not borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

Underwriting	Underwrite securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter under the 1933 Act in connection with the purchase or sale of its portfolio securities.	May not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances whereat may be considered to be an underwriter under the Securities Act of 1933.

Real Estate	Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by	May not purchase or sell real estate unless the real estate is acquired as a result of ownership of securities or other instruments; and provided that

14

	Target Fund	Acquiring Fund
	any regulatory authority having jurisdiction, (2) that the Fund may invest in securities of issuers that deal or invest in real estate and (3) that the Fund may purchase securities secured by real estate or interests therein.	this restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interest therein.

Commodities	Purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.	May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; however, this restriction shall not prevent the Fund from engaging in transactions involving futures contracts, options or other derivative instruments or investing in securities that are secured by physical commodities.

Lending	Make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund’s prospectus and statement of additional information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.	May not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, and investing in loans, including assignments and participation interests.

We do not believe that any differences in the description of the Funds’ fundamental investment restrictions will result in any differences in the way that the Funds are managed.

The following are the non-fundamental operating policies of the Target Fund and the Acquiring Fund, which may be changed by the relevant Fund’s Board without shareholder approval.

	Target Fund	Acquiring Fund
	The Fund may:	The Fund may not:

Illiquid Securities	No stated policy.	Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities.

Short Sales	Sell securities short and engage in short sales “against the box.”	Sell securities short, unless the portfolio owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff and provided that transactions in futures contracts or other derivative instruments are not deemed to constitute selling securities short.

Margin	No stated policy.	Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary forth clearance of transactions; and provided that margin deposits in connection with futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

Diversification	Not purchase securities of any issuer (except securities of other investment companies, securities issued or guaranteed by the U.S.	The Fund does not have a non-fundamental operating policy with respect to diversification. See “Diversification” in the immediately

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	Target Fund	Acquiring Fund
	government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund’s total assets.	preceding table for a description of the Fund’s fundamental investment policy with respect to diversification.

Borrowing

Not borrow money, except that (1) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 331/3% of its total assets (including the amount borrowed), (2) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) the Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

Notwithstanding the investment restrictions above, the Fund may not borrow amounts in excess of 331/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

The Fund does not have a non-fundamental operating policy with respect to borrowing. See “Senior Securities and Borrowing” in the immediately preceding table for a description of the Fund’s fundamental investment policy with respect to borrowing.

Purchase of Currencies and Securities	Purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.	Non-fundamental operating policy is the same as the Target Fund.

Foreign Derivatives Contracts	Purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.	Non-fundamental operating policy is the same as the Target Fund. Fund may also sell options on foreign currency.

Foreign Issuers	Invest in the securities of foreign issuers.	Non-fundamental operating policy is the same as the Target Fund.

Purchase of Shares of Other Investment Companies	Purchase shares of other investment companies to the extent permitted by applicable law. The Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations. The 1940 Act currently permits the Fund to invest up to 10% of its total assets in the securities of other investment companies.	Subject to the provisions of the 1940 Act, the Fund may invest in the shares of investment companies that may include exchange-traded funds or business development companies.

However, the Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company, unless permissible under the 1940 Act and the rules and promulgations thereunder.

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	Target Fund	Acquiring Fund
Options	Write covered call options and may buy and sell put and call options.	Non-fundamental operating policy is the same as the Target Fund.

Repurchase Agreements	Enter into repurchase agreements.	Non-fundamental operating policy is the same as the Target Fund.

Lending	Lend portfolio securities to registered broker-dealers or other institutional shareholders. These loans may not exceed 331/3% of the Fund’s total assets taken at market value. In addition, the Fund must receive at least 100% collateral.	The Fund has no present intention to lend portfolio securities.

Swaps	Enter into swap transactions.	Use swap agreements other than for (i) the purpose of bona fide hedging or risk management and (ii) to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date.

Material Differences in the Rights of Fund Shareholders

The Acquiring Fund Trust is a Delaware statutory trust and the Target Fund Trust is a voluntary association (commonly known as a business trust) organized under the laws of Massachusetts. They are each governed by their own Declaration of Trust and By-laws. Copies of these documents are available to shareholders without charge upon written request to the applicable Fund.

The below table summarizes a number of provisions of the Declaration of Trust and By-laws of the Target Fund and the Acquiring Fund, which are in each case subject to any other applicable provision of the governing instruments of the relevant Fund and applicable law. The governing instruments have certain similar provisions, however there are differences that might impact how each Fund is governed.

Further information about each Fund’s governance structure is contained in the Fund’s Statement of Additional Information relating to this Proxy Statement/Prospectus and its governing documents, which are on file with the SEC.

	Target Fund	Acquiring Fund
Voting Rights	The Target Fund shareholders have the power to vote only: (i) for the election or removal of the Target Fund Board trustees; (ii) with respect to any investment adviser; (iii) with respect to any termination of the Target Fund Trust or any series of the Target Fund Trust; (iv) with respect to any amendment of the Target Fund Trust’s Declaration of Trust; (v) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Target Fund Trust or the shareholders. and (vi) with respect to such additional matters relating to Target Fund Trust as may be required by law, by the Target Fund Trust Declaration of Trust, by the Target Fund Trust By-Laws or by any registration of Target Fund Trust with the Securities and Exchange Commission or any state, or as the Trustees may consider necessary or desirable.	Shareholders have the power to vote only with respect to: (i) for the election or removal of Acquiring Fund Board; (ii) with respect to any investment advisory contract as contemplated by the Acquiring Fund Trust’s Declaration of Trust; (iii) with respect to termination of the Acquiring Fund Trust; (iv) with respect to amendments to the Acquiring Fund Trust’s Declaration of Trust; (v) with respect to any merger, consolidation or sale of assets as provided by the Acquiring Fund Trust’s Declaration of Trust; (vi) with respect to incorporation of the Trust as provided by the Acquiring Fund Trust’s Declaration of Trust; and (vii) with respect to such additional matters relating to the Acquiring Fund Trust as may be required by the 1940 Act, the Delaware Business Trust Act, or any other applicable law, the Acquiring Fund Trust’s Declaration of Trust, the Acquiring Fund Trust’s By-Laws or any registration of the Acquiring Fund Trust with the Securities and Exchange Commission (or any successor agency) or any state, or as and when the Acquiring Fund Board may consider necessary or desirable.

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	Target Fund	Acquiring Fund
Shareholder Quorum	A majority of the shares entitled to vote shall be a quorum.	One-third (1/3) of outstanding interests shall constitute a quorum except as may otherwise be required by the 1940 Act or other applicable law or by the Declaration of Trust or the By-Laws of the Acquiring Fund Trust.

Election of Trustees	An affirmative vote by the shareholders holding at least a majority of the interests entitled to vote, acting at any meeting of the shareholders, shall elect a trustee of the Target Fund Board.	A plurality of the shares voted shall elect a trustee to the Acquiring Fund Board.

Removal of Trustees by Shareholders	Any of the trustees of the Target Fund Board may be removed with or without cause by the affirmative vote of the shareholders of a majority of the shares entitled to vote, or a majority of trustees then in office, after such removal and after giving effect to any appointment made to fill the vacancy created by such removal, provided that the number of trustees on the Target Fund Board not be less than the number required by the Target Fund Trust’s Declaration of Trust.	Any trustee of the Acquiring Fund Board may be removed with or without cause at any meeting of shareholders by a vote of two-thirds (2/3) of the outstanding shares of the Acquiring Fund Trust (provided the aggregate number of trustees of the Acquiring Fund Board, after such removal and after giving effect to any appointment made to fill the vacancy created by such removal, shall not be less than the number required by the Acquiring Fund Trust Declaration of Trust.)

Consolidation or Merger	Any one or more series of the Acquiring Fund Trust created on or after November 11, 1996 may, either as the successor, survivor or non-survivor, (1) consolidate or merge with one or more other trusts, partnerships, associations or corporations, including any series or class thereof, organized under the laws of the Commonwealth of Massachusetts or any other state of the United States; or (2) transfer a substantial portion of its assets to one or more other trusts, partnerships, associations or corporations, including any series or class thereof, organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, any such consolidation, merger or transfer to be upon such terms and conditions as are specified in an agreement and plan of reorganization authorized and approved by the Target Fund Board and entered into by the relevant series in connection therewith. Any such consolidation, merger or transfer may be authorized by vote of a majority of the trustees of the Target Fund Board then in office without the approval of shareholders of any series.	The Acquiring Fund Trust may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of its property, including its good will, upon such terms and conditions and for such consideration when and as authorized by no less than a majority of the trustees of the Acquiring Fund Board and by a “Majority Interests Vote” (as defined in the Declaration of Trust) of the Acquiring Fund Trust or by an instrument or instruments in writing without a meeting, consented to by the outstanding interests of not less than 50% of the total outstanding interests of the Acquiring Fund Trust or such series, as the case may be, and any such merger, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to the statutes of the State of Delaware. An agreement of merger or consolidation may affect any amendment to the Acquiring Fund Trust’s Declaration or By-Laws or effect the adoption of a new declaration of trust or by-laws of the Acquiring Fund Trust if the Acquiring Fund Trust is the surviving or resulting business trust. A certificate of merger or consolidation of the Acquiring Fund Trust shall be signed by a majority of the Acquiring Fund Board.

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Termination of a Trust or Fund	The Target Fund Trust and any series thereof may be terminated at any time by vote of shareholders holding at least a majority of the shares entitled to vote or by the Target Fund Board by written notice to the shareholders.

The Acquiring Fund Trust may be terminated (i) by the affirmative vote of not less than two-thirds of the outstanding interests in Acquiring Fund Trust at any meeting of shareholders, or (ii) by an instrument in writing, without a meeting, signed by a majority of the Acquiring Fund Board and consented to by shareholders representing not less than two-thirds of such outstanding interests, or (iii) by the Acquiring Fund Board by written notice to the shareholders.

At any time that there are no interests outstanding of a series (or class), the Acquiring Fund Board may abolish such series (or class).

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INFORMATION ABOUT THE REORGANIZATION

The following is a summary of the material terms of the Reorganization Agreement, a form of which is attached as Appendix A and is incorporated herein by reference.

Terms of the Reorganization Agreement

If approved by shareholders of the Target Fund, the Reorganization of the Target Fund into the Acquiring Fund is expected to occur as of the close of business of the New York Stock Exchange on July 16, 2021, usually 4:00 p.m. Eastern time, or such other date as the parties may agree.

The terms and conditions under which the Reorganization may be consummated are set forth in the Reorganization Agreement. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement. A form of the Reorganization Agreement is attached as Appendix A to this Proxy Statement/Prospectus.

The Reorganization Agreement provides that the Target Fund will convey to the Acquiring Fund all of its property and other assets and all of its liabilities (subject to such limitations as are included in the Reorganization Agreement) as of the Closing Date (the “Valuation Date”). In consideration, the Acquiring Fund will deliver to the Target Fund full and fractional shares of Class I shares having an aggregate NAV equal to the aggregate value of the net assets of the Target Fund, as determined pursuant to the terms of the Reorganization Agreement. Immediately after the transfer of its property, assets and liabilities, the Target Fund will distribute to its shareholders of record, the Class I shares of the Acquiring Fund received by the Target Fund, determined as of immediately after the close of business on the Valuation Date, on a pro rata basis. Subsequently, the Target Fund will be terminated as a series of the Target Fund Trust.

On the Valuation Date, the Target Fund’s assets will be valued pursuant to the Acquiring Fund Trust’s valuation procedures, which are virtually identical to the Target Fund Trust’s valuation procedures as it relates to the securities held by the Target Fund. The total value of your holdings is not expected to change as a result of the Reorganization because both Funds’ valuation procedures provide that (i) equity securities listed on a U.S. exchange will normally be valued using the last sale price on the exchange in which they are principally traded and (ii) securities listed on the National Association of Securities Dealers Automated Quotation system (NASDAQ) will be valued at the NASDAQ Official Closing Price. Accordingly, the Target Fund Trust and the Acquiring Fund Trust expect that any change in the valuation of the Target Fund’s assets immediately prior to the Closing using the Acquiring Fund Trust’s valuation procedures rather than the Target Fund Trust’s valuation procedures would likely not have a material impact on the Target Fund’s NAV.

Until the Valuation Date, shareholders of the Target Fund will continue to be able to redeem their shares. Redemption requests received after the Closing Date will be treated as requests received by the Acquiring Fund for the redemption of its shares.

The Reorganization Agreement contains a number of representations and warranties made by the Target Fund Trust to the Acquiring Fund Trust related to, among other things, its legal status, compliance with laws and regulations and financial position and similar representations and warranties made by the Acquiring Fund Trust to the Target Fund Trust. The Reorganization Agreement contains a number of conditions precedent that must occur before either the Target Fund Trust or the Acquiring Fund Trust is obligated to proceed with the Reorganization. These include, among others, that: (1) the shareholders of the Target Fund approve the Reorganization Agreement; and (2) both the Target Fund Trust and the Acquiring Fund Trust receive from Dechert LLP the tax opinion discussed below under “Federal Income Tax Consequences.”

Under the Reorganization Agreement, the Target Fund Trust and Acquiring Fund Trust may agree to terminate and abandon the Reorganization at any time before or after the approval of shareholders of the Target Fund, or either the Target Fund Trust or the Acquiring Fund Trust may terminate and abandon the Reorganization, if certain conditions required under the Reorganization Agreement have not been satisfied.

Approval of the Reorganization requires a “1940 Act Majority,” which is the affirmative vote of 67% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Target Fund are present or represented by proxy, or of more than 50% of the outstanding voting securities of the Target Fund, whichever is less. See the section of this Proxy Statement/Prospectus entitled “Voting information” for more information.

If the Reorganization is approved, Target Fund shareholders who do not wish to have their Target Fund shares exchanged for shares of the Acquiring Fund as part of the Reorganization should consider redeeming their shares prior to the consummation of the Reorganization. If you redeem your shares, you may recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

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Expenses of the Reorganization

The expenses of the Reorganization will be paid by a combination of ICM and WBIM irrespective of whether the Reorganization is consummated. The expenses of the Reorganization include, but are not limited to, the costs and expenses associated with the preparation and filing of the Proxy Statement/Prospectus; costs and expenses in connection with special meetings of the Target Fund Board and/or Acquiring Fund Board; legal fees relating to the Reorganization; printing, mailing, tabulation and solicitation costs in connection with obtaining shareholder approval of the Reorganization; custodial and transfer agent conversion fees; audit fees, if any; and costs to prepare and execute closing documents in relation to the Reorganization. Neither the Acquiring Fund nor the Target Fund will bear any of the costs of the Reorganization, except that the Acquiring Fund will bear its portfolio transitioning costs in advance of the Reorganization, as set forth below.

Portfolio Transitioning

As discussed above, the Funds have similar principal investment strategies and the post-Reorganization Fund will be managed by the Target Fund’s current portfolio managers in accordance with the investment philosophy and process currently utilized for the Target Fund. As a result, WBIM does not anticipate that it will need to sell any of the Target Fund’s holdings if the Reorganization is approved by shareholders. If any of the Target Fund’s holdings are sold prior to the Closing Date, any net capital gains realized would be distributed to shareholders of the Target Fund in advance of the Reorganization. Such distributions would be taxable to shareholders unless shares are held through a tax-advantaged arrangement.

Because the post-Reorganization Fund will be managed by the Target Fund’s current portfolio managers in accordance with the investment philosophy and process currently utilized for the Target Fund, the Acquiring Fund anticipates that it will need to sell a significant portion of the Acquiring Fund’s holdings if the Reorganization is approved by the Target Fund shareholders. Such repositioning will take place in advance of the Reorganization and will result in transaction costs, which will be borne by the Acquiring Fund. To the extent such capital gains are distributed to shareholders after the Closing Date, current shareholders of both the Target Fund and Acquiring Fund will receive such distributions. Such distributions would be taxable to such shareholders unless shares are held through a tax-advantaged arrangement.

Equity Purchase Agreement among WBIM and ICM and Certain Other Parties

In connection with the Transaction, ICM and WBIM have entered into an Equity Purchase Agreement pursuant to which WBIM has agreed to acquire ICM. Section 15(f) of the 1940 Act provides a “safe harbor” by which an investment adviser to a fund may receive “any amount or benefit” in connection with certain transactions that cause the assignment of the adviser’s contract with the fund, provided certain condition are met.

While WBIM and ICM do not believe Section 15(f) of the 1940 Act strictly applies to the Reorganization, each has determined to comply with Section 15(f) of the 1940 and to qualify for the “safe harbor” provided by Section 15(f), and consequently:

•

for a period of three years after the Closing Date, at least 75% of the Trustees of the William Blair Funds (or any successor) will not be “interested persons” (as defined in the 1940 Act) of ICM and WBIM; and

•

for a period of two years after the Closing Date, no “unfair burden” will be imposed on the Acquiring Fund as a result of the Reorganization or any express or implied terms, conditions, or understandings applicable thereto.

Board Considerations

At a meeting of the Target Fund Board held on April 9, 2021 (the “April Meeting”), the Target Fund Board considered the Reorganization of the Target Fund, with the advice and assistance of Fund counsel and independent legal counsel to the Target Fund Independent Trustees. In advance of the April Meeting, ICM and WBIM provided background materials, analyses and other information to the Target Fund Board regarding, among other things, the topics discussed below, including responses to specific requests by the Target Fund Board. At the April Meeting, the Target Fund Board received presentations from ICM and WBIM and reviewed the terms of the Reorganization Agreement, noting that the Reorganization would be submitted to the Target Fund’s shareholders for approval. ICM and WBIM each also responded to questions raised by the Target Fund Board at the April Meeting.

21

After the Target Fund Board reviewed, evaluated and discussed the materials, analyses and information provided to it that the Target Fund Board considered relevant to its deliberations, the Target Fund Board, including the Target Fund Independent Trustees, unanimously approved the Reorganization of the Target Fund. The Target Fund Board, including the Target Fund Independent Trustees, also unanimously determined that participation by the Target Fund in the Reorganization would be in the best interests of the Target Fund and that the interests of existing shareholders of the Target Fund would not be diluted as a result of the Reorganization.

When it considered the proposed Reorganization, the Target Fund Board took note of the following factors and considerations:

•	the discussions by each of ICM and WBIM of the various potential benefits of the Transaction, which is expected to close concurrently with the closing of the Reorganization;

•	the discussions by each of ICM and WBIM of the various potential benefits of the Reorganization to the shareholders of the Target Fund, including without limitation that:

•	following the Reorganization, shareholders will continue to benefit from the expertise of the same portfolio managers who are currently managing the Target Fund;

•

ICM’s and WBIM’s belief that the Reorganization will benefit the Target Fund and its shareholders by bolstering the ICM portfolio management team’s current resources with WBIM’s broader infrastructure, compliance, technology, and distribution resources;

•	WBIM’s belief that its U.S. sales team and fund distribution expertise will assist in maintaining and growing the assets of the Target Fund while being mindful of capacity issues;

•

WBIM has agreed to contractually cap expenses for the Class I shares of the Acquiring Fund at a level equal to the current total annual fund operating expenses of the Target Fund until at least April 30, 2023 pursuant to an expense limitation agreement approved by the Acquiring Fund Board, although the Target Fund Board noted that total operating expenses could increase after that date if the expense limitation agreement is not renewed;

•	that the Target Fund and the Acquiring Fund have similar investment objectives, principal investment strategies, investment policies and principal risks as described herein;

•

representations from ICM and WBIM that any differences between the Funds’ investment objectives and principal investment strategies do not reflect any material differences in the manner in which the Funds are managed;

•

the investment advisory fee paid by the Acquiring Fund will be higher than that paid by the Target Fund, but that (i) WBIM provided the Target Fund Board with a detailed discussion of the reasons for the higher fee payable by the Acquiring Fund, including that WBIM provides certain administrative services for the Acquiring Fund that are currently provided by the Target Fund’s administrator and are not part of the investment advisory fee for the Target Fund, and (ii) as discussed above, WBIM has agreed to contractually cap expenses for the Class I Shares of the Acquiring Fund at a level equal to the current total annual fund operating expenses of the Target Fund until at least April 30, 2023;

•

the Reorganization is expected to qualify for federal income tax purposes as a tax-free reorganization such that the Target Fund, the Acquiring Fund and their respective shareholders are not expected to recognize any gain or loss for federal income tax purposes as a result of the Reorganization;

•

the expenses of the Reorganization will be paid by a combination of ICM and WBIM and neither the Acquiring Fund nor the Target Fund will bear any of the costs of the Reorganization, except that the Acquiring Fund will bear its portfolio transitioning costs in advance of the Reorganization;

•

WBIM’s confirmation that it has the financial, human and other resources necessary to provide any additional services and that the Acquiring Fund and its shareholders will not experience a decrease in the nature, level or quality of services provided by WBIM relative to the nature, level and quality of services currently provided to the Target Fund and its shareholders by ICM;

•

that ICM and WBIM considered managing both the Target Fund and Acquiring Fund independently, at least for a period of time, but that they determined that managing two very similar mutual funds on different fund platforms and certain different service providers would be less beneficial for the shareholders of the Target and Acquiring Funds; and

•

that WBIM confirmed to the Target Fund Board that it will comply with the conditions of Section 15(f) of the 1940 Act with respect to the Reorganization and consequently that (i) for a period of at least three years following the Reorganization, at least 75% of the Acquiring Trust’s Board members will not be interested persons of WBIM or ICM; and (ii) for a period of at least two years following the Reorganization, no “unfair burden” will be imposed on the Acquiring Fund as a result of the Reorganization or any express or implied terms, conditions, or understandings applicable thereto.

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In their deliberations, the Target Fund Board did not identify any particular factor or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and individual Target Fund Board members may have attributed different weights to various factors.

Federal Income Tax Consequences

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization described in Section 368(a) of the Code. As a condition to the closing of the Reorganization, the Target Fund and Acquiring Fund will receive a legal opinion from Dechert LLP substantially to the effect that for federal income tax purposes:

(1)

The transfer of the Target Fund’s assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Target Fund’s liabilities, followed by a distribution of those shares to the shareholders of the Target Fund in complete liquidation of the Target Fund will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code;

(2)

No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund;

(3)

The basis in the hands of the Acquiring Fund of the assets of the Target Fund transferred to the Acquiring Fund in the Reorganization will be the same as the basis of such assets in the hands of the Target Fund immediately prior to the transfer;

(4)

The holding periods of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset);

(5)

No gain or loss will be recognized by the Target Fund upon the transfer of the Target Fund’s assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund (except that Target Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code), or upon the distribution (whether actual or constructive) by the Target Fund of shares of the Acquiring Fund to the shareholders of the Target Fund in liquidation;

(6)	The shareholders of the Target Fund will not recognize a gain or loss upon the exchange of their shares of the Target Fund solely for shares of the Acquiring Fund as part of the Reorganization;

(7)

The aggregate basis of the shares of the Acquiring Fund that the shareholders of the Target Fund receive in connection with the Reorganization will be the same as the aggregate basis of their respective shares in the Target Fund exchanged therefor;

(8)

The holding period for the shares of the Acquiring Fund that a shareholder of the Target Fund receives in the Reorganization will include the period for which it held the shares of the Target Fund exchanged therefor, provided that on the date of the exchange it held such shares of the Target Fund as capital assets (except where investment activities of Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset); and

(9)

The Acquiring Fund will succeed to and take into account those tax attributes of the Target Fund that are described in Section 381(c) of the Code, subject to the conditions and limitations specified in the Code, the regulations thereunder, and existing court decisions and published interpretations of the Code and regulations.

The opinion will be based on certain factual certifications made by the Target Fund and the Acquiring Fund and will also be based on customary assumptions. It is possible that the Internal Revenue Service (“IRS”) could disagree with counsel’s opinion. Opinions of counsel are not binding upon the IRS or the courts. If the Reorganization is consummated but the IRS or the courts determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its tax basis in the Target Fund shares and the fair market value of the Acquiring Fund Shares it receives.

Immediately prior to the Closing Date, the Target Fund will declare and pay a dividend to its shareholders that, together with all previous dividends for the taxable year, is intended to have the effect of distributing to Target Fund shareholders all of the Target Fund’s investment company taxable income (computed without regard to the deduction for dividends paid), net capital gain (taking into account available capital loss carryforwards), if any, and net tax-exempt income, if any, for the taxable year ending on the Closing Date. Any such distribution generally will be taxable to Target Fund shareholders.

The tax attributes, including capital loss carryovers, of the Target Fund will move to the Acquiring Fund in the Reorganization. On December 31, 2020, the Acquiring Fund had $ 13,368,000 of capital loss carryforwards, and on October 31, 2020, the Target Fund had $ 0 of capital loss carryforwards. Utilization of capital loss carryforwards of the Target Fund will be subject to limitations because

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of an ownership change. Because of these limitations, the capital losses of the Target Fund may expire without being utilized. Additionally, if a Fund has built-in gains at the time of the Reorganization that are realized by the combined Fund in the five-year period following the Reorganization, such built-in gains, when realized, may not be offset by the losses (including any capital loss carryovers and “built-in losses”) of the other Fund.

If you acquired different blocks of shares of the Target Fund at different times or for different prices, you should consult your tax advisor concerning the treatment of the basis and holding period for the different blocks of stock in the Reorganization.

As of the end of its last fiscal year, the Target Fund had no capital loss carryforwards. The Acquiring Fund’s ability to carry forward and use its pre-Reorganization capital losses may be limited. In addition, the loss limitation rules of Sections 382, 383 and 384 of the Code are expected to apply. Either Fund’s “pre-acquisition losses” (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) cannot be used to offset unrealized gains in another fund that are “built in” (unrealized) at the time of the Reorganization and that exceed certain thresholds (“non-de minimis built-in gains”) for five calendar years. Further, a portion of a fund’s pre-acquisition losses may become subject to an annual limitation on the amount that may be used to offset future gain. Any remaining pre-acquisition losses will offset capital gains realized after the Reorganization and this will reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Reorganization. Therefore, in certain circumstances, shareholders of a fund may be subject to tax sooner, or incur more taxes as a result of the transactions that would take place as part of the Reorganization, than they would have had the Reorganization not occurred.

The impact of the rules described above will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, each of the Target Fund and the Acquiring Fund at the time of the Reorganization and thus cannot be calculated precisely at this time.

This description of the federal income tax consequences of the reorganizations does not take into account shareholders’ particular facts and circumstances. Please consult your own tax advisor about the effect of state, local, foreign and other tax laws.

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INFORMATION ABOUT MANAGEMENT OF THE FUNDS

General

Investment Counselors of Maryland, LLC

ICM, a Delaware limited liability company located at 300 E. Lombard Street, Suite 810, Baltimore, Maryland 21202, serves as the Target Fund’s investment adviser. ICM is owned in part by Old ICM, Inc., formerly Investment Counselors of Maryland, Inc. (the “Former Adviser”) and ICM Management LLC, a company wholly-owned by six officers of ICM. BrightSphere Investment Group Inc., a NYSE listed company, through its ownership of the Former Adviser, retains an ownership interest in Investment Counselors. ICM continued the business of the Former Adviser. ICM and the Former Adviser have provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1972. As of December 31, 2020, ICM had approximately $3.18 billion in assets under management.

William Blair Investment Management, LLC

WBIM, 150 North Riverside Plaza, Chicago, Illinois 60606, serves as the Acquiring Fund’s investment adviser. It is responsible for providing investment advisory and management services to the Acquiring Fund, including making decisions regarding Acquiring Fund portfolio transactions, pursuant to a management agreement. WBIM is a limited liability company that is 100% owned by WBC Holdings, L.P., a limited partnership. The affairs of WBIM is controlled by the general partner of WBC Holdings, L.P., WBC GP L.L.C., which in turn, is controlled by the Executive Committee. The Executive Committee is comprised of Stephanie G. Braming, Ryan J. DeVore, John R. Ettelson, Brent W. Gledhill, John C. Moore, Arthur J. Simon and Jon W. Zindel.

WBIM was founded over 80 years ago by William McCormick Blair. As of December 31, 2020, William Blair had over 1,576 employees including approximately 187 partners. WBIM oversees the assets of corporate pension plans, endowments and foundations. As of December 31, 2020, WBIM managed over $69.7 billion in equities, fixed income securities, derivatives and cash equivalents.

WBIM is registered as an investment adviser under the Investment Advisers Act of 1940.

Management Fees

For the fiscal year ended October 31, 2020, the Target Fund paid ICM an aggregate annual management fee of 0.70% for services performed as a percentage of the average daily net assets. For the fiscal year ended December 31, 2020, the Acquiring Fund paid WBIM an aggregate annual management fee of 1.00% for services performed as a percentage of the average daily net assets. As of March 1, 2021, the Acquiring Fund pays WBIM an aggregate annual management fee of 0.75% for services performed as a percentage of the average daily net assets.

Portfolio Managers

The portfolio managers of the Target Fund will serve as portfolio managers of the Acquiring Fund, as shown below. The following section provides biographical information about the portfolio managers of the post-Reorganization Fund.

Target Fund	Acquiring Fund	Post-Reorganization Fund
William V. Heaphy, CFA	Mark T. Leslie	William V. Heaphy, CFA

Gary J. Merwitz	Stephen Livingston	Gary J. Merwitz

David S. Mitchell

Mr. William V. Heaphy, CFA and Principal, joined ICM in 1994 and has over 27 years of investment experience. Mr. Heaphy earned his B.S. degree from Lehigh University in 1989 and his law degree from the University of Maryland in 1993.

Mr. Gary J. Merwitz, Principal, joined ICM in 2004 and has over 24 years of investment experience. Mr. Merwitz earned his B.S. degree in accounting at the University of Maryland in 1992 and an M.B.A. from the Fuqua School of Business in 1999.

Past Performance of the Funds

The information below provides some indication of the risks of investing in each Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the periods indicated compare with those of a broad measure of market performance. Each Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

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If the Reorganization is approved, the Acquiring Fund will be adopting the performance history of the Target Fund.

The Funds’ performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results

Target Fund

Updated performance information is available on the Fund’s website at www.icomd.com or by calling 1-866-234-5426.

During the periods shown in the chart, the highest return for a quarter was 29.75% (quarter ended 12/31/2020) and the lowest return for a quarter was (35.02)% (quarter ended 3/31/2020).

Average Annual Total Returns for Periods Ended December 31, 2020. This table compares the Fund’s average annual total returns for the periods ended December 31, 2020 to those of an appropriate broad based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

ICM SMALL COMPANY PORTFOLIO	1 Year	5 Years	10 Years
Fund Return Before Taxes	2.80%	10.64%	9.60%
Fund Return After Taxes on Distributions	2.61%	8.93%	7.40%
Fund Return After Taxes on Distributions and Sale of Fund Shares	1.76%	8.16%	7.33%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	4.63%	9.65%	8.66%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	19.96%	13.26%	11.20%

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Acquiring Fund

For more recent performance information, go to www.williamblairfunds.com or call 1-800-635-2886.

Average Annual Total Returns (For the periods ended December 31, 2020). The table below shows returns on a before-tax and after-tax basis for Class I shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Class I Shares
Return Before Taxes	(5.57)%	5.50%	6.61%
Return After Taxes on Distributions	(10.16)%	3.16%	5.03%
Return After Taxes on Distributions and Sale of Fund Shares	(0.52)%	4.21%	5.21%

Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	4.63%	9.65%	8.66%

ADDITIONAL INFORMATION ABOUT THE FUNDS

Information about the Acquiring Fund and Target Fund is included in each Fund’s prospectus and statement of additional information. Information about the Target Fund is also included in its most recent Annual Report. Please review this important information carefully.

For more information about the Acquiring Fund, please see Appendix C.

Financial Highlights

The financial highlights for the Target Fund and the Acquiring Fund are included in Appendix E. The financial highlights will help you understand each Fund’s financial performance for its past five fiscal years. Certain information reflects financial results for a single Fund share. The total return figures show what an investor in a Fund would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The fiscal year end of the Target Fund is October 31. The fiscal year end of the Acquiring Fund is December 31.

The financial highlights for the fiscal years ended October 31 for the Target Fund have been audited by BBD, LLP, independent registered public accounting firm, whose report, along with the Target Fund’s financial statements, is included in the Target Fund’s Annual Report.

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The financial highlights for the fiscal years ended December 31 for the Acquiring Fund have been audited by Ernst & Young LLP, whose report, along with the Acquiring Funds’ financial statements, is included in the Acquiring Fund’s Annual Report.

Forms of Organization

The Acquiring Fund is a diversified series of William Blair Funds, an open-end management investment company registered with the SEC that is organized as a Delaware statutory trust. The Acquiring Fund is overseen by a board of trustees consisting of eight members, six of whom are not “interested persons” persons (as defined in the 1940 Act) of William Blair Funds.

The Target Fund is a diversified series of the Target Fund Trust, an open-end management investment company registered with the SEC that is organized as a Massachusetts voluntary association (commonly known as a business trust). The Target Fund is overseen by the Board, which consists of eight members, six of whom are not “interested persons” persons (as defined in the 1940 Act) of the Target Fund Trust.

Other Service Providers

The Reorganization will affect other services currently provided to the Target Fund. The following table outlines certain service providers for the Target Fund and the comparable service providers for the Acquiring Fund.

	Target Fund	Acquiring Fund
Investment Manager	Investment Counselors of Maryland, LLC	William Blair Investment Management, LLC

Distributor	SEI Investments Distribution Co.*	William Blair & Company, L.L.C.**

Administrator	SEI Investments Global Funds Services	N/A*

Transfer Agent (and Dividend Paying Agent (Acquiring Fund Only))	DST Systems, Inc.	DST Asset Manager Solutions, Inc.

Custodian	MUFG Union Bank, N.A.	State Street Bank and Trust Company

Independent Auditor	BBD, LLP	Ernst & Young LLP

*

SEI Investments Global Funds Services serves as Administrator for the Target Fund. Pursuant to the investment advisory agreement between William Blair and the Acquiring Trust, William Blair acts as the Acquiring Fund’s adviser, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services, provides shareholder and information services and permits any of its partners or employees to serve without compensation as trustees or officers of the Acquiring Fund if elected to such positions. State Street Bank and Trust Company, the Acquiring Fund’s custodian, provides certain bookkeeping, data processing and administrative services pertaining to the Acquiring Fund’s operations.

**	WBIM affiliate.

Security Ownership of Management and Principal Shareholders

As of May 7, 2021, the trustees and current officers of the Target Fund, in the aggregate, owned less than 1% of the outstanding shares of any class of the Target Fund. As of March 31, 2021, the trustees and officers of the Acquiring Fund, as a group, owned (or held or shared investment or voting power with respect to) more than 1% of the outstanding shares of the Acquiring Fund as listed in the table below. Shareholders who have the power to vote a large percentage of shares (at least 25%) of a Fund can control the Fund and could determine the outcome of a shareholders meeting.

A list of 5% shareholders of each of the Acquiring and Target Funds as of the Record Date is contained in Appendix D.

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Trustees and officers owned more than 1% of the outstanding shares of the Acquiring Fund.

	Class N		Class I		Class R6
Name of Fund	Number of Shares	Percent of Shares	Number of Shares	Percent of Shares	Number of Shares	Percent of Shares
Acquiring Fund	—	—	205,554	10.28%	26,629	3.65%

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CAPITALIZATION*

The following table shows on an unaudited basis the capitalization of the Acquiring Fund and the Target Fund as of March 31, 2021, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by shareholders of the Target Fund on the Closing Date, and the information should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received. The Target Fund will be the accounting survivor of the Reorganization.

	William Blair Small Cap Value Fund	ICM Small Company Portfolio	Adjustments	Pro Forma William Blair Small Cap Value Fund
Class I / Institutional

Net assets	31,282,622	1,982,410,920		2,013,693,542

Shares outstanding	1,999,941	55,328,284	(1,126,856)	56,201,369

Par value per share	0.001	No par value		0.001

Net asset value	15.64	35.83		35.83

*

The adjustments reflect the Acquiring Fund’s issuance of shares in connection with the Reorganization. Upon closing of the Reorganization, the Acquiring Fund will assume the Target Fund’s net asset value.

In addition, there are currently two additional classes of shares of the Acquiring Fund outstanding – (i) Class N shares of the Acquiring Fund, of which there were 539,834 shares outstanding representing $8,108,448 in net assets, each as of March 31, 2021, and (ii) Class R6 shares of the Acquiring Fund, of which there were 729,419 shares outstanding representing $11,399,254 in net assets, each as of March 31, 2021. Upon the consummation of the Reorganization, the owners of Class N and Class R6 shares of the Acquiring Fund will own a number of shares representing their respective pro rata interest in the post-Reorganization Fund.

OTHER BUSINESS

The Board does not intend to present any other business at the Special Meeting with respect to the Target Fund. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their best judgment.

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SHAREHOLDER COMMUNICATIONS WITH THE BOARD

Shareholders who wish to communicate with the Target Fund’s Board should send communications in writing to the attention of the Secretary of the Target Fund Trust at One Freedom Valley Drive, Oaks, PA 19456, and communications will be directed to the trustee or trustees indicated in the communication or, if no trustee or trustees are indicated, to the Chair of the Board.

VOTING INFORMATION

General

Who is asking for my vote?

The Board is soliciting your vote for a special meeting of Target Fund’s shareholders.

Vote Required

Only shareholders of the Target Fund will vote on the Reorganization. Under the 1940 Act, approval of the Reorganization requires a “1940 Act Majority,” which is the affirmative vote of 67% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Target Fund are present or represented by proxy, or of more than 50% of the outstanding voting securities of the Target Fund, whichever is less. Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

How is my proxy being solicited?

The Target Fund has retained AST Fund Solutions, LLC (the “Solicitor”) to assist in the solicitation of proxies, at an estimated cost of $ 35,000 which will be paid by ICM. Proxies are expected to be solicited principally by mail but may also be solicited by telephone, facsimile, through the Internet, or other means of communication, including oral communications. Although representatives of the Solicitor are permitted to answer questions about the voting process and may read any recommendation set forth in this Proxy Statement/Prospectus, they are not permitted to recommend to shareholders how to vote. Proxies may also be solicited by officers, employees, and agents of ICM. Such solicitations may be by telephone, through the Internet or otherwise.

Any telephonic solicitations will follow procedures reasonably designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder’s instructions, and confirming to the shareholders after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form.

What happens to my proxy once I submit it?

The Board has named Michael Beattie, James Bernstein, Matthew Maher and Eric Griffith, or one or more substitutes designated by them, as proxies who are authorized to vote Target Fund shares as directed by shareholders.

Can I revoke my proxy after I submit it?

A shareholder may revoke their proxy at any time prior to its use by filing with the Target Fund a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting virtually may vote at the Special Meeting as described herein, thereby canceling any proxy previously given.

How will my shares be voted?

If you follow the voting instructions, your proxies will vote your shares as you have directed. If you submit your executed proxy card but do not vote on the proposal, your proxies will vote on the proposal as recommended by the Board. If any other matter is properly presented at the Special Meeting, the persons named in the enclosed proxy card will vote your shares in accordance with their best judgment, including on any proposal to adjourn the meeting. At the time this Proxy Statement/Prospectus was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the proposal discussed in this Proxy Statement/Prospectus.

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Quorum and Tabulation

Each shareholder of the Target Fund is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote. The presence of a majority of the aggregate number of outstanding shares of the Target Fund entitled to vote on the Record Date, in person (virtually) or represented by proxy, constitutes a quorum of the Target Fund’s shareholders.

Adjournments

If a quorum is not present at the Special Meeting, if there are insufficient votes to approve any proposal, or for any other reason deemed appropriate by your proxies, your proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with the organizational documents of the Target Fund and applicable law. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournments in their discretion.

Broker Non-Votes and Abstention

If a proxy card is properly executed and returned accompanied by instructions to withhold authority (an abstention), the shares represented thereby will be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but will not be counted as a vote in favor of the Reorganization. Accordingly, abstentions effectively will be a vote against the Reorganization. Ordinarily, broker non-votes, if any, would be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but would not be counted as a vote in favor of the Reorganization, and accordingly would have the same effect as a vote against the Reorganization. However, because the Reorganization is considered non-routine under the rules of the New York Stock Exchange and it is not expected that shareholders will be asked to vote on any proposals considered routine under those rules in connection with the Special Meeting, it is not expected that there will be any broker non-votes in connection with the Special Meeting.

Can shareholders submit proposals for a future shareholder meeting?

The Target Fund Trust is organized as a voluntary association (commonly known as a business trust) under the laws of the Commonwealth of Massachusetts. As such, the Target Fund Trust is not required to, and does not, hold annual meetings. Nonetheless, the Target Fund Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Target Fund Trust. Shareholders of the Target Fund who wish to present a proposal for action at a future meeting should submit a written proposal to the Target Fund Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Target Fund’s proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

In order to help achieve the presence of a quorum at the Special Meeting, prompt execution and return of the enclosed proxy card is requested. A self-addressed postage paid envelope is enclosed for your convenience. You also may vote via telephone or via the Internet. Please follow the voting instructions as outlined on your proxy card.

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APPENDIX A

The Form of Agreement and Plan of Reorganization has been included to provide investors with information regarding its terms. In addition, the Form of Agreement and Plan of Reorganization may be revised from that shown here prior to its execution and may be amended after its execution. It is not intended to provide any other factual information about the Target Fund or the Acquiring Fund.

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) dated as of May [    ], 2021, by and between: (i) The Advisors’ Inner Circle Fund, a voluntary association (commonly known as a business trust) organized under the laws of Massachusetts (“Target Fund Trust”), on behalf of its series, ICM Small Company Portfolio (the “Target Fund”); and (ii) William Blair Funds, a statutory trust organized under the laws of Delaware (“Acquiring Fund Trust”), on behalf of its series, William Blair Small Cap Value Fund (the “Acquiring Fund”) (collectively, the “Parties” and each a “Party”). Investment Counselors of Maryland, LLC, a Delaware limited liability company (“Target Fund Adviser”), joins this Agreement solely for purposes of paragraphs 3.2, 9.2, 10.1, 10.5, 10.13 and 10.14 and Article VII; and William Blair Investment Management, LLC, a Delaware limited liability company (“Acquiring Fund Adviser”), joins this Agreement solely for purposes of paragraphs 9.2, 10.1, 10.5, 10.13 and 10.14 and Article VII. Other than the Acquiring Fund and the Target Fund, no other series of either the Acquiring Fund Trust or the Target Fund Trust are parties to this Agreement. Capitalized terms not otherwise defined herein shall have the meaning set forth in Article XI hereof.

RECITALS:

A. The Target Fund and the Acquiring Fund are each separate series of separate open-end, registered investment companies of the management type registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

B. The Target Fund and the Acquiring Fund are each authorized to issue shares of beneficial interest, and the Target Fund owns securities that generally have assets of the type and character in which the Acquiring Fund is permitted to invest.

C. The Parties wish to conclude a business combination transaction under the terms set forth in this Agreement in which: (1) all of the Target Fund Assets will be transferred to the Acquiring Fund in exchange solely for Class I shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the Target Fund Liabilities, and immediately thereafter (2) the number of full and fractional Class I shares of the Acquiring Fund determined in paragraph 2.3 received by the Target Fund will be distributed pro rata to holders of the Institutional Class shares of the Target Fund in redemption of all outstanding shares of the Target Fund and in complete liquidation and termination of the Target Fund, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

D. The Parties intend (1) the Reorganization to be treated as a reorganization described in Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder, and (2) this Agreement to be, and adopt it as, a plan of reorganization within the meaning of Section 368(a) of the Code and the Treasury Regulations promulgated thereunder.

E. The Board of Trustees of Target Fund Trust (the “Target Fund Trust Board”), including a majority of trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) (“Independent Trustees”) of Target Fund Trust, has determined with respect to the Target Fund that: (1) participation in the Reorganization is in the best interests of the Target Fund, and (2) the interests of existing shareholders of the Target Fund will not be diluted as a result of its effecting the Reorganization.

F. The Board of Trustees of Acquiring Fund Trust (the “Acquiring Fund Trust Board”), including a majority of Independent Trustees of Acquiring Fund Trust, has determined with respect to the Acquiring Fund that: (1) participation in the Reorganization is in the best interests of the Acquiring Fund, and (2) the interests of existing shareholders of the Acquiring Fund will not be diluted as a result of its effecting the Reorganization.

AGREEMENT:

NOW THEREFORE, in consideration of the mutual promises, representations, and warranties made herein, covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties, and Target Fund Adviser and Acquiring Fund Adviser to the extent indicated above, intending to be legally bound hereby, agree as follows:

ARTICLE I

THE REORGANIZATION

1.1 The Reorganization. In accordance with the Target Fund Trust Governing Documents, at the Effective Time (as defined in Section 3.1), upon the terms and subject to the conditions of this Agreement, and on the basis of the representations and warranties contained herein, the Target Fund shall assign, deliver and otherwise transfer all Target Fund Assets, subject to the Target Fund Liabilities, to the Acquiring Fund, and the Acquiring Fund shall assume all of the Target Fund Liabilities. In consideration of the foregoing, in accordance with the Acquiring Fund Trust Governing Documents, the Acquiring Fund, at the Effective Time, shall deliver to the Target Fund full and fractional (to the third decimal place) shares of the Acquiring Fund. The aggregate number of shares of the Acquiring Fund shall be determined as set forth in paragraph 2.3. At and after the Effective Time, all of the Target Fund Assets shall become and be included in the fund assets of the Acquiring Fund and the Target Fund Liabilities shall become and be the liabilities of and shall attach to the Acquiring Fund. At and after the Effective Time, the Target Fund Liabilities may be enforced only against the Acquiring Fund to the same extent as if such Target Fund Liabilities had been incurred by the Acquiring Fund subject to any defense and/or set off that the Target Fund was entitled to assert immediately prior to the Effective Time and further subject to any defense and/or setoff that Acquiring Fund Trust or the Acquiring Fund may from time to time be entitled to assert.

1.2 The Target Fund Assets.

(a) At least ten Business Days prior to the Valuation Time, the Target Fund will provide the Acquiring Fund with a schedule of the assets and liabilities of the Target Fund. Prior to the execution of this Agreement, the Acquiring Fund has provided the Target Fund with a copy of its current investment objective, investment policies, principal investment strategies, and restrictions and will provide the Target Fund with a written notice of any changes thereto until the Valuation Time. The Target Fund reserves the right to sell any of the securities or other assets shown on the schedule it provides to the Acquiring Fund pursuant to this paragraph 1.2(a) in the ordinary course as necessary to meet distribution and redemption requirements prior to the Valuation Time but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities which the Acquiring Fund may purchase in accordance with its stated investment objective and policies.

(b) At least five Business Days prior to the Valuation Time, the Acquiring Fund will advise the Target Fund of any investments of the Target Fund shown on the Target Fund’s schedule provided pursuant to paragraph 1.2(a) which the Acquiring Fund would not be permitted to hold (i) under its investment objective, principal investment strategies or investment restrictions; (ii) under applicable Law; or (iii) because the transfer of such investments would result in material operational or administrative difficulties to the Acquiring Fund in connection with facilitating the orderly transition of the Target Fund Assets. Under such circumstances, to the extent practicable, the Target Fund will, if requested by the Acquiring Fund and, to the extent permissible and consistent with its own investment objective and policies and the fiduciary duties of the investment adviser responsible for the portfolio management of the Target Fund, dispose of such investments prior to the Valuation Time. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any portfolio securities or other investments of the Target Fund, if, in the reasonable judgment of the Target Fund Trust Board or the Target Fund’s investment adviser, such disposition would adversely affect the status of the Reorganization as a “reorganization,” as such term is used in Section 368(a) of the Code or would otherwise not be in the best interests of the Target Fund and its shareholders.

1.3 Assumption of Liabilities. The Target Fund will, to the extent permissible and consistent with its own investment objective and policies and obligation to continue to employ its investment strategies in accordance with the terms of its prospectus, use its best efforts to discharge all of the liabilities of the Target Fund prior to or at the Effective Time. At the Effective Time, the Acquiring Fund will assume the Target Fund Liabilities. The Acquiring Fund shall not assume any liability for any obligation of the Target Fund to file reports with the SEC, Internal Revenue Service or other regulatory or tax authority covering any reporting period ending prior to or at the Effective Time with respect to the Target Fund, including the semi-annual reporting period ending on April 30, 2021; provided that the Acquiring Fund, Acquiring Trust and Acquiring Fund Adviser shall provide such assistance as the Target Fund, Target Trust or Target Fund Adviser may reasonably request in connection with the preparation and filing of such reports.

1.4 Distribution of Acquiring Fund Shares. Immediately upon receipt, the Target Fund will distribute all the Class I shares of the Acquiring Fund received by the Target Fund from the Acquiring Fund pursuant to paragraph 1.1 (the “Acquiring Fund Shares”), pro rata to the record holders of Institutional Class shares of the Target Fund. Such distribution will be accomplished by an instruction, signed by an appropriate officer of the Target Fund, to transfer the Acquiring Fund Shares then credited to the Target Fund’s account on the Books and Records of the Acquiring Fund and to open accounts on the Books and Records of the Acquiring Fund established and maintained by the Acquiring Fund’s transfer agent in the names of record holders of the Target Fund and representing the respective pro rata number of the Acquiring Fund Shares due to such record holder. All issued and outstanding shares of the Target Fund will be cancelled promptly by the Target Fund on the Target Fund’s Books and Records. Any such shares issued and outstanding prior to such cancellation shall thereafter represent only the right to receive the Acquiring Fund Shares issued to the Target Fund in accordance with paragraph 1.1 above. In addition, each record holder of the Target Fund shall have the right to receive any unpaid dividends or other distributions which were declared with respect to his/her or its shares of the Target Fund at or before the Valuation Time.

1.5 Liquidation of the Target Fund. As soon as practicable after the distribution of the Acquiring Fund Shares pursuant to paragraph 1.4 has been made, but in no event later than 12 months after the Closing, the Target Fund shall take, in accordance with Massachusetts Law, the 1940 Act and the Target Fund Trust Governing Documents, all such other steps as may be necessary or appropriate to effect a complete liquidation and termination of the Target Fund.

1.6 Transfer Taxes. Any transfer taxes payable on issuance of the Acquiring Fund Shares in a name other than that of the record holder of the Target Fund shares on the Target Fund’s Books and Records shall be paid by the Person to whom such Acquiring Fund Shares are issued and transferred, as a condition of that transfer.

1.7 Performance Survivor. The Target Fund shall be the performance survivor in the Reorganization, with the result that the Acquiring Fund, as the surviving fund in the Reorganization, will adopt the performance history of the Target Fund.

ARTICLE II

VALUATION

2.1 Net Asset Value of the Target Fund. The value of the net assets of the Target Fund shall be the value of the Target Fund Assets, less the Target Fund Liabilities, computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on the date thereof, using the valuation procedures described in the then-current prospectus and statement of additional information of the Acquiring Fund as supplemented from time to time, or such other valuation procedures as shall be mutually agreed upon by the Parties.

2.2 Net Asset Value of the Acquiring Fund. The net asset value per each Class I share of the Acquiring Fund shall be equal to the net asset value per Institutional Class share of the Target Fund as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on the date thereof, using the valuation procedures described in the then-current prospectus and statement of additional information of the Acquiring Fund as supplemented from time to time, or such other valuation procedures as shall be mutually agreed upon by the Parties.

2.3 Calculation of Number of Acquiring Fund Shares. The number of Class I shares to be issued (including fractional shares (to the third decimal place), if any) by the Acquiring Fund in exchange for the Target Fund Assets shall be determined by dividing the net value of the assets of the Target Fund to be transferred, determined in accordance with the valuation procedures referred to in paragraph 2.1, by the net asset value per share of the Class I shares of the Acquiring Fund to be exchanged for the Institutional Class shares of the Target Fund, determined in accordance with the valuation procedures referred to in paragraph 2.2.

2.4 Determination of Net Asset Value. All computations of net asset value and the value of securities transferred under this Article II shall be made by State Street Bank and Trust Company (“Custodian”), custodian for the Acquiring Fund, in accordance with its regular practice and the requirements of the 1940 Act and, if requested by either the Target Fund Trust or the Acquiring Fund Trust, by the independent registered public accountant of the requesting party at the expense of the requesting party. The Target Fund Trust and the Acquiring Fund Trust agree to use commercially reasonable and good faith efforts to cause their respective administrators, custodians and investment advisers to work together to resolve at least ten Business Days before the Closing Date any material differences identified between the valuations of the portfolio assets of the Target Fund determined using the Acquiring Fund’s valuation procedures as compared to the prices of the same portfolio assets determined using the Target Fund’s valuation procedures.

2.5 Valuation Time. “Valuation Time” shall mean the close of the NYSE (normally 4:00 PM Eastern Time/3:00 PM Central Time) on the Closing Date (as defined in Section 3.1).

ARTICLE III

EFFECTIVE TIME AND CLOSING

3.1 Effective Time and Closing. Subject to the terms and conditions set forth herein, the Reorganization shall occur on July 16, 2021, or on such other date as may be mutually agreed in writing by an authorized officer of each Party (the “Closing Date”), as of the close of business of the NYSE, usually 4:00 p.m. Eastern time, on the closing day of the Reorganization (the “Effective Time”). To the extent any Target Fund Assets are, for any reason, not transferred at the Effective Time, the Target Fund shall cause such Target Fund Assets to be transferred in accordance with this Agreement at the earliest practical date thereafter. The closing of the Reorganization will take place at the offices of the Acquiring Fund Trust, 150 North Riverside Plaza, Chicago, Illinois or at such other place or by such other means of communication, including virtual communication, as may be mutually agreed in writing by an authorized officer of each Party, at the Effective Time (the “Closing”).

3.2 Transfer and Delivery of Target Fund Assets. The Target Fund shall direct MUFG Union Bank, N.A., as custodian for the Target Fund, to deliver to the Acquiring Fund as of the Closing or as soon as practicable thereafter a certificate of an authorized officer certifying that: (a) MUFG Union Bank, N.A. delivered the Target Fund Assets to the Acquiring Fund as of the Effective Time; and (b) all necessary taxes in connection with the delivery of such Target Fund Assets, including all applicable non-U.S., U.S. federal and state stock transfer stamps and any other stamp duty taxes, if any, have been paid or provision (as reasonably estimated) for payment has been made. The Parties hereby agree that Target Fund and Target Fund Adviser shall be responsible for any taxes described in clause (b) of this paragraph 3.2; provided, however, that the Target Fund Adviser shall be responsible for the payment of any taxes incurred by the Target Fund in conjunction with the delivery of the Target Fund Assets that exceed the amount paid for or provided for by the Target Fund.

3.3 Acquiring Fund Share Records. The Acquiring Fund shall cause its transfer agent to deliver to an officer of Target Fund Trust as of the Closing a confirmation evidencing that: (a) the appropriate number of Acquiring Fund Shares have been credited to the account of the Target Fund on the Books and Records of the Target Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4, and (b) it has instructed the Acquiring Fund’s transfer agent to credit the appropriate number of Acquiring Fund Shares the accounts of record holders of the Target Fund shares on the Books and Records of the Acquiring Fund pursuant to paragraph 1.4.

3.4 Postponement of Closing Date. If immediately prior to the Valuation Time: (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Target Fund is closed to trading, or trading thereupon is restricted, or (b) trading or the reporting of trading on such market is disrupted so that, in the judgment of an appropriate officer of the Target Fund or the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing Date shall be postponed until the first Business Day that is a Friday after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as may be mutually agreed in writing by an authorized officer of each Party.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 Representations and Warranties of Target Fund Trust. Target Fund Trust, on behalf of the Target Fund, hereby represents and warrants to Acquiring Fund Trust, on behalf of the Acquiring Fund, as follows, which representations and warranties shall be true and correct on the date hereof and agrees to confirm the continuing accuracy and completeness of the following at the Effective Time:

(a) Target Fund Trust is a voluntary association (commonly known as a business trust) duly organized, validly existing and in good standing under the Laws of Massachusetts and is duly qualified, licensed or admitted to do business and is in good standing as a foreign association under the Laws of each jurisdiction in which the nature of the business conducted by it makes such qualification, licensing or admission necessary, except in such jurisdictions where the failure to be so qualified, licensed or admitted and in good standing would not, individually or in the aggregate, have a Material Adverse Effect on the properties or assets of the Target Fund. Target Fund Trust, on behalf of the Target Fund, has full power under the Target Fund Trust Governing Documents to conduct the Target Fund’s business as it is now being conducted and to own the properties and assets it now owns and, subject to approval of shareholders of the Target Fund, carry out this Agreement. Target Fund Trust has all necessary authorizations, licenses and approvals from any applicable Governmental or Regulatory Body necessary to carry on its business as such business is now being carried on except authorizations, licenses and approvals that the failure to so obtain would not have a Material Adverse Effect on the Target Fund.

(b) The execution, delivery and performance of this Agreement by Target Fund Trust, on behalf of the Target Fund, and the consummation of the transactions contemplated herein has been duly and validly authorized by the Target Fund Trust Board, and the Target Fund Trust Board has approved the Reorganization, unanimously determined that participation by the Target Fund in the Reorganization would be in the best interests of the Target Fund and that the interests of existing shareholders of the Target Fund would not be diluted as a result of the Reorganization, and has resolved to recommend the Reorganization to the shareholders of the Target Fund and to call a special meeting of shareholders of the Target Fund for the purpose of approving this Agreement and the Reorganization contemplated hereby. Other than the approval by the requisite vote of the shareholders of the outstanding shares of the Target Fund in accordance with the provisions of the Target Fund Trust Governing Documents, applicable Massachusetts Law and the 1940 Act, no other action on the part of the Target Fund or its shareholders is necessary to authorize the execution, delivery and performance of this Agreement by Target Fund Trust, on behalf of the Target Fund, or the consummation of the Reorganization contemplated herein. This Agreement has been duly and validly executed and delivered by Target Fund Trust, on behalf of the Target Fund, and assuming due authorization, execution and delivery hereof by each other Party hereto, is a legal, valid and binding obligation of Target Fund Trust, on behalf of the Target Fund, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors’ rights, to general equity principles and to any limitations on indemnity as may be required under U.S. federal and state securities Laws).

(c) The authorized capital of the Target Fund consists of an unlimited number of shares of beneficial interest with no par value per share. Each share represents a fractional undivided interest in the Target Fund. The issued and outstanding shares of the Target Fund are duly authorized, validly issued, fully paid and non-assessable. In regard to the statement above that the Target Fund shares are nonassessable, it is noted that Target Fund Trust is a “Massachusetts business trust” and under Massachusetts Law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Target Fund; however, Target Fund has included appropriate provisions disclaiming such liability in all material contracts entered into between Target Fund Trust or the Target Fund and any third-party. There are no outstanding options, warrants or other rights of any kind to acquire from the Target Fund any shares of any series or equity interests of the Target Fund or securities convertible into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any such additional shares, nor is the Target Fund committed to issue any share appreciation or similar rights or options, warrants, rights or securities in connection with any series of shares. The Target Fund has no share certificates outstanding.

(d) The Target Fund has no subsidiaries.

(e) Except for consents, approvals, or waivers to be received prior to the Effective Time, including shareholder approval by the Target Fund, the execution, delivery and performance of this Agreement by Target Fund Trust for itself and on behalf of the Target Fund does not, and the consummation of the transactions contemplated herein will not: (i) violate or conflict with the terms, conditions or provisions of the Target Fund Trust Governing Documents, or of any material contract, agreement, indenture, instrument, or other undertaking to which the Target Fund Trust, on behalf of the Target Fund, is a party or by which it is bound with respect to the Target Fund, (ii) result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which Target Fund Trust, on behalf of the Target Fund, is a party or by which it is bound with respect to the Target Fund, (iii) result in a breach or violation by the Target Fund of any terms, conditions, or provisions of any Law or Order, or (iv) require any consent or approval of, filing with or notice to, any Governmental or Regulatory Body.

(f)

(i) Prior to the execution of this Agreement, the Target Fund has delivered to Acquiring Fund Trust true, correct and complete copies of the Target Fund’s audited statements of assets and liabilities of as of October 31, 2020, and the related schedules of investments, statements of income and changes in net assets and financial highlights for the periods then ended.

(ii) Except as set forth in the notes thereto, all such financial statements were prepared in accordance with U.S. generally accepted accounting principles, consistently applied throughout the periods then ended, and fairly present the financial condition and results of operations of the Target Fund as of the respective dates thereof and for the respective periods covered thereby subject, in the case of the unaudited financial statements, to normal year-end audit adjustments.

(iii) Except as reflected or reserved against in the statement of assets and liabilities included in the Target Fund’s audited financial statements as of October 31, 2020, or in the notes thereto, or as previously disclosed in writing to Acquiring Fund Trust, there are no liabilities against, relating to or affecting the Target Fund or any of its properties and assets, to the best of the Target Fund’s knowledge, other than those incurred in the ordinary course of business consistent with past practice, which, individually or in the aggregate, would have a Material Adverse Effect on the Target Fund or its properties or assets. In particular, since October 31, 2020, except as disclosed in writing to Acquiring Fund Trust, there has not been any change in the financial condition, properties, assets, liabilities or business of the Target Fund that would have a Material Adverse Effect on the Target Fund or its properties or assets other than changes occurring in the ordinary course of business.

(iv) As of the date hereof, except as previously disclosed to Acquiring Fund Trust in writing, and except as have been corrected as required by applicable Law, and to the best of the Target Fund’s Knowledge, there have been no material miscalculations of the net asset value of the Target Fund during the twelve-month period preceding the date hereof, which would have a Material Adverse Effect on the Target Fund or its properties or assets, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

(g) The minute books and other similar records of Target Fund Trust as made available to Acquiring Fund Trust prior to the execution of this Agreement contain a true and complete record in all material respects of all material action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Target Fund, the Target Fund Trust Board and committees of the Target Fund Trust Board. The stock transfer ledgers and other similar records of the Target Fund as made available to Acquiring Fund Trust prior to the execution of this Agreement accurately reflect all record transfers prior to the execution of this Agreement in the shares of the Target Fund.

(h) The Target Fund has maintained, or caused to be maintained on its behalf, in all material respects, all Books and Records required of a registered investment company in compliance with the requirements of the 1940 Act and rules thereunder.

(i) Except as disclosed in writing to the Acquiring Fund Trust, there is no Action or Proceeding pending against the Target Fund or, to the best of the Target Fund’s Knowledge, threatened against, relating to or affecting, the Target Fund.

(j) No agent, broker, finder or investment or commercial banker, or other Person or firm engaged by or acting on behalf of the Target Fund in connection with the negotiation, execution or performance of this Agreement or any other agreement contemplated hereby, or the consummation of the transactions contemplated hereby, is or will be entitled to any broker’s or finder’s or similar fees or other commissions as a result of the consummation of such transactions.

(k) Target Fund Trust is registered with the SEC as an open-end management investment company under the 1940 Act, and its registration with the SEC as such an investment company is in full force and effect and the Target Fund is a separate series of Target Fund Trust duly designated in accordance with applicable provisions of the Target Fund Trust Governing Documents and, except as disclosed in writing to the Acquiring Fund Trust, in compliance in all material respects with the 1940 Act and its rules and regulations;

(l)

(i) For each taxable year of the Target Fund since its commencement of operations (and in the case of the taxable period beginning on the first day of its current taxable year and ending on the Closing Date), the Target Fund (i) has met (or is expected to meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification as a regulated investment company (as such term is defined in Section 851(a) of the Code), (ii) has been (or is expected to be) eligible to and has computed (or will compute) its U.S. federal income Tax under Section 852 of the Code, and (iii) has (or will have) distributed substantially all of its investment company taxable income and net capital gain (in each case, as defined in the Code).

(ii) All Tax Returns of the Target Fund required by applicable Law to have been filed have been timely filed (including any extensions) and are correct in all material respects, and all material Taxes (whether or not shown as due on any Tax Return) have been paid or provision has been made for the payment thereof.

(iii) There are no Actions or Proceedings with respect to Taxes of the Target Fund pending or threatened by any Governmental or Regulatory Body in writing, and no waivers or extensions of any statute of limitations have been granted or requested with respect to Taxes of the Target Fund.

(iv) No Governmental or Regulatory Body with which the Target Fund does not file Tax Returns has claimed that the Target Fund is or may be subject to taxation by that Governmental or Regulatory Body, and no Governmental or Regulatory Body with which the Target Fund does not file a particular Tax Return has claimed that the Target Fund is or may be required to file such Tax Return.

(v) The Target Fund does not have, nor has the Target Fund ever had, a permanent establishment in any country other than the United States.

(vi) The net asset value of the Target Fund has been determined properly, taking into account all deferred and current Taxes with respect to the Target Fund under applicable Law and GAAP.

(vii) The Target Fund does not own any “converted property” (as that term is defined in Treasury Regulations Section 1.337(d)-7(a)(1)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and Treasury Regulations thereunder.

(viii) For purposes of the representations and warranties set forth in clause (l), any reference to the Target Fund shall include any Person that was merged with, liquidated into or otherwise a successor to, the Target Fund prior to the Closing Date.

For purposes of this Agreement:

(1) “Tax” or “Taxes” means any and all (a) U.S. federal, state or local and all non-U.S. taxes, duties, fees, assessments or governmental (or quasi-governmental) charges or deficiencies thereof of any kind whatsoever, including income, gross receipts, capital stock, profits, transfer, estimated, registration, stamp, premium, escheat, unclaimed property, customs, duties, ad valorem, occupancy, occupation, alternative, add-on, windfall profits, value added, severance, property, production, sales, use, license, excise, franchise, employment, payroll, social security, disability, unemployment, workers’ compensation, withholding or other taxes, duties, fees, assessments or charges, however denominated, (b) interest, penalties, fines, additions to tax or additional amounts imposed by any Governmental or Regulatory Body in connection with any item described in clause (a), along with any interest applied thereto, and (c) liability for Taxes on account of transferee or successor liability in respect of any items described in clause (a) or (b) payable by reason of contract (or other agreement), assumption, operation of Law (including Treasury Regulation Section 1.1502-6(a) (or any predecessor or successor thereof of any analogous or similar provision under state, local or non-U.S. Law)), or otherwise.

(2) “Tax Return” means any return, declaration, report, claim for refund, or information return or statement filed with any Governmental or Regulatory Body relating to Taxes, including any form, schedule or attachment thereto and any amendment or supplement thereof.

(m) All issued and outstanding shares of the Target Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities Laws, are registered under the Laws of all jurisdictions in which registration is or was required, except as may have been previously disclosed to Acquiring Fund Trust in writing. Such registrations are, in all material respects, complete, current and have been continuously effective, and all fees required to be paid have been paid. The Target Fund’s registration statement under the 1933 Act is not subject to any “stop order” and the Target Fund is, and was, fully qualified to sell its shares in each jurisdiction in which such shares are being, or were, registered and sold.

(n) The current prospectus and statement of additional information of the Target Fund, including amendments and supplements thereto, and each prospectus and statement of additional information of the Target Fund used at all times during the past three years prior to the date of this Agreement conform, or conformed at the time of its or their use, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder, and do not, or did not, as of their dates of distribution to the public, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading. The Target Fund currently complies in all material respects with its investment objective, all investment policies, guidelines and restrictions established by the Target Fund.

(o) The combined proxy statement and prospectus and statement of additional information (collectively, the “Proxy Statement/Prospectus”) to be included in Acquiring Fund Trust’s registration statement on Form N-14 (the “Registration Statement”) and filed in connection with this Agreement, and the documents incorporated therein by reference and any amendment or supplement thereto insofar as they relate to the Target Fund, each comply or will comply in all material respects with the applicable requirements of the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder on the effective date of such Registration Statement. Each of the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto, insofar as it relates to the Target Fund, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not materially misleading on the effective date of such Registration Statement; provided, however, that the Target Fund makes no representations or warranties as to the information contained in the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto relating to parties other than the Target Fund or Target Fund Trust, or to any such information that was made in reasonable reliance upon and in conformity with information that was furnished by the Target Fund Adviser, Acquiring Fund Adviser or Acquiring Fund Trust specifically for use therein.

(p) Except as previously disclosed in writing to Acquiring Fund Trust at least fifteen Business Days prior to the Effective Time and accepted by Acquiring Fund Trust, at the Effective Time, the Target Fund will have good and marketable title to the Target Fund Assets and full right, power, and authority to sell, assign, transfer and, upon delivery and payment for the Target Fund Assets, deliver such Target Fund Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities, and subject to no restrictions on the subsequent transfer thereof (other than any Target Fund Assets consisting of restricted securities).

(q) The Target Fund has no material contracts or other commitments that will be terminated with any liability or penalty to the Target Fund at or prior to the Effective Time.

(r) The Target Fund’s investment operations, for the three years prior to the date hereof, have been in compliance in all material respects with the investment policies and investment restrictions set forth in the prospectus and statement of additional information of the Target Fund, as in effect from time to time, except as disclosed in writing to Acquiring Fund Trust.

(s) The Target Fund has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act. Except as disclosed in writing to Acquiring Fund Trust, the Target Fund has complied in all material respects with such policies and procedures for the three years prior to the date hereof.

(t) Except as disclosed in writing to the Acquiring Fund, to the best of the Target Fund’s Knowledge, no events have occurred and no issues, conditions or facts have arisen which either individually or in the aggregate have had a Material Adverse Effect on the Target Fund or its properties or assets other than changes occurring in the ordinary course of business.

4.2 Representations and Warranties of Acquiring Fund Trust. Acquiring Fund Trust, on behalf of the Acquiring Fund, hereby represents and warrants to the Target Fund Trust, on behalf of the Target Fund, as follows, which representations and warranties shall be true and correct on the date hereof and agrees to confirm the continuing accuracy and completeness of the following at the Effective Time:

(a) Acquiring Fund Trust is a statutory trust duly organized, validly existing and in good standing under the Laws of Delaware and is duly qualified, licensed or admitted to do business and is in good standing as a foreign association under the Laws of each jurisdiction in which the nature of the business conducted by it makes such qualification, licensing or admission necessary, except in such jurisdictions where the failure to be so qualified, licensed or admitted and in good standing would not, individually or in the aggregate, have a Material Adverse Effect on the properties or assets of the Acquiring Fund. Acquiring Fund Trust, on behalf of the Acquiring Fund, has full power under its Acquiring Fund Trust Governing Documents to conduct the Acquiring Fund’s business as it is now being conducted and to own the properties and assets it now owns and to carry out this Agreement. Acquiring Fund Trust has all necessary authorizations, licenses and approvals from any applicable Governmental or Regulatory Body necessary to carry on its business as such business is now being carried on except authorizations, licenses and approvals that the failure to so obtain would not have a Material Adverse Effect on Acquiring Fund Trust.

(b) The execution, delivery and performance of this Agreement by Acquiring Fund Trust on behalf of the Acquiring Fund, and the consummation of the transactions contemplated herein have been duly and validly authorized by the Acquiring Fund Trust Board and the Acquiring Fund Trust Board has approved the Reorganization. No other action on the part of Acquiring Fund Trust or the Acquiring Fund is necessary to authorize the execution, delivery and performance of this Agreement by Acquiring Fund Trust on behalf of the Acquiring Fund or the consummation of the Reorganization contemplated herein. This Agreement has been duly and validly executed and delivered by Acquiring Fund Trust on behalf of the Acquiring Fund, and assuming due authorization, execution and delivery hereof by each other Party hereto, is a legal, valid and binding obligation of Acquiring Fund Trust, as it relates to the Acquiring Fund, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors’ rights, to general equity principles and to any limitations on indemnity as may be required under U.S. federal and state securities Laws).

(c) The Acquiring Fund is a separate series of Acquiring Fund Trust duly designated in accordance with the applicable provisions of the Acquiring Fund Trust Governing Documents. The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest with no par value per share. Each share represents a fractional undivided interest in the Acquiring Fund.

(d) Except for consents, approvals, or waivers to be received prior to the Effective Time, and upon the effectiveness of the Registration Statement, the execution, delivery and performance of this Agreement by Acquiring Fund Trust for itself and on behalf of the Acquiring Fund does not, and the consummation of the transactions contemplated herein will not: (i) violate or conflict with the terms, conditions or provisions of the Acquiring Fund Trust Governing Documents, or of any material contract, agreement, indenture, instrument, or other undertaking to which Acquiring Fund Trust, on behalf of the Acquiring Fund, is a party or by which it is bound with respect to the Acquiring Fund, (ii) result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which Acquiring Fund Trust, on behalf of the

Acquiring Fund, is a party or by which it is bound with respect to the Acquiring Fund, (iii) result in a breach or violation by Acquiring Fund Trust or the Acquiring Fund of any terms, conditions, or provisions of any Law or Order, or (iv) require any consent or approval of, filing with or notice to, any Governmental or Regulatory Body.

(e) Except as disclosed in writing to the Target Fund, there is no Action or Proceeding pending against Acquiring Fund Trust or the Acquiring Fund or, to the best of Acquiring Fund Trust’s Knowledge, threatened against, relating to or affecting, Acquiring Fund Trust or the Acquiring Fund.

(f) No agent, broker, finder or investment or commercial banker, or other Person or firm engaged by or acting on behalf of Acquiring Fund Trust or the Acquiring Fund in connection with the negotiation, execution or performance of this Agreement or any other agreement contemplated hereby, or the consummation of the transactions contemplated hereby, is or will be entitled to any broker’s or finder’s or similar fees or other commissions as a result of the consummation of such transactions.

(g) Acquiring Fund Trust is registered with the SEC as an open-end management investment company under the 1940 Act, and its registration with the SEC as such an investment company is in full force and effect and the Acquiring Fund is a separate series of Acquiring Fund Trust duly designated in accordance with the applicable provisions of the Acquiring Fund Trust Governing Documents and in compliance in all material respects with the 1940 Act and its rules and regulations.

(h)

(i) For each taxable year of the Acquiring Fund since its commencement of operations (and in the case of the taxable year that includes the Closing Date, for that portion of such taxable year ending with the Closing Date), the Acquiring Fund (i) has met (or is expected to meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification as a regulated investment company (as such term is defined in Section 851(a) of the Code), (ii) has been (or is expected to be) eligible to and has computed (or will compute) its U.S. federal income Tax (as defined above) under Section 852 of the Code, and (iii) has (or will have) distributed substantially all of its investment company taxable income and net capital gain (in each case, as defined in the Code) for periods ending prior to the Closing Date.

(ii) All Tax Returns of the Acquiring Fund required by applicable Law to have been filed have been timely filed (including any extensions) and are correct in all material respects, and all material Taxes (whether or not shown as due on any Tax Return) have been paid or provision has been made for the payment thereof.

(iii) There are no Actions or Proceedings with respect to Taxes of the Acquiring Fund pending or threatened by any Governmental or Regulatory Body in writing, and no waivers or extensions of any statute of limitations have been granted or requested with respect to Taxes of the Acquiring Fund.

(iv) No Governmental or Regulatory Body with which the Acquiring Fund does not file Tax Returns has claimed that the Acquiring Fund is or may be subject to taxation by that Governmental or Regulatory Body, and no Governmental or Regulatory Body with which the Acquiring Fund does not file a particular Tax Return has claimed that the Acquiring Fund is or may be required to file such Tax Return.

(v) The Acquiring Fund does not have, nor has the Acquiring Fund ever had, a permanent establishment in any country other than the United States.

(vi) The net asset value of the Acquiring Fund has been determined properly, taking into account all deferred and current Taxes with respect to the Acquiring Fund under applicable Law and GAAP.

(vii) The Acquiring Fund does not own any “converted property” (as that term is defined in Treasury Regulations Section 1.337(d)-7(a)(1)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and Treasury Regulations thereunder.

(viii) For purposes of the representations and warranties set forth in clause (h), any reference to the Acquiring Fund shall include any Person that was merged with, liquidated into or otherwise a successor to, the Acquiring Fund prior to the Closing Date.

(i) The shares of the Acquiring Fund to be issued and delivered to the Target Fund for the account of the Target Fund (and to be distributed immediately thereafter to its shareholders) pursuant to the terms of this Agreement will have been duly authorized at the Effective Time and, when so issued and delivered, will be duly and validly issued, fully paid and non-assessable and no shareholder of the Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof.

(j) The Proxy Statement/Prospectus to be included in the Registration Statement and filed in connection with this Agreement, and the documents incorporated therein by reference and any amendment or supplement thereto insofar as they relate to

Acquiring Fund Trust and the Acquiring Fund, each comply or will comply in all material respects with the applicable requirements of the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder on the effective date of such Registration Statement. Each of the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto, insofar as it relates to Acquiring Fund Trust and the Acquiring Fund, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not materially misleading on the effective date of such Registration Statement; provided, however, that Acquiring Fund Trust makes no representations or warranties as to the information contained in the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto in reasonable reliance upon and in conformity with information relating to the Target Fund, Target Fund Trust or Target Fund Adviser and furnished by the Target Fund or the Target Fund Adviser to Acquiring Fund Trust specifically for use in connection with the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto.

(k) All issued and outstanding shares of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities Laws, are registered under the Laws of all jurisdictions in which registration is or was required, except as may have been previously disclosed to Target Fund Trust in writing. Such registrations are, in all material respects, complete, current and have been continuously effective, and all fees required to be paid have been paid. The Acquiring Fund’s registration statement under the 1933 Act is not subject to any “stop order” and the Acquiring Fund is, and was, fully qualified to sell its shares in each jurisdiction in which such shares are being, or were, registered and sold.

(l) The current prospectus and statement of additional information of the Acquiring Fund, including amendments and supplements thereto, and each prospectus and statement of additional information of the Acquiring Fund used at all times during the past three years prior to the date of this Agreement conform, or conformed at the time of its or their use, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder, and do not, or did not, as of their dates of distribution to the public, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading. The Acquiring Fund currently complies in all material respects with its investment objective, all investment policies, guidelines and restrictions established by the Acquiring Fund.

(m) The Acquiring Fund’s investment operations, for the three years prior to the date hereof, have been in compliance in all material respects with the investment policies and investment restrictions set forth in the prospectus and statement of additional information of the Acquiring Fund, as in effect from time to time, except as disclosed in writing to Target Fund Trust.

(n) Except as disclosed in writing to the Target Fund, to the best of the Acquiring Fund’s Knowledge, no events have occurred and no issues, conditions or facts have arisen which either individually or in the aggregate have had a Material Adverse Effect on the Acquiring Fund or its properties or assets other than changes occurring in the ordinary course of business.

(o) Acquiring Fund Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act. Except as disclosed in writing to Target Fund Trust, the Acquiring Fund has complied in all material respects with such policies and procedures for the three years prior to the date hereof.

(p) The Acquiring Fund has maintained, or caused to be maintained on its behalf, in all material respects, all Books and Records required of a registered investment company in compliance with the requirements of the 1940 Act and rules thereunder.

(q) As of the date hereof, except as previously disclosed to Target Fund Trust in writing, and except as have been corrected as required by applicable Law, and to the best of the Acquiring Fund Trust’s Knowledge, there have been no material miscalculations of the net asset value of the Acquiring Fund during the twelve-month period preceding the date hereof, which would have a Material Adverse Effect on the Acquiring Fund or its properties or assets, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

ARTICLE V

COVENANTS AND AGREEMENTS

5.1 Conduct of Business. After the date of this Agreement and at or prior to the Effective Time, the Parties will conduct the businesses of the Target Fund and the Acquiring Fund, respectively, only in the ordinary course and in accordance with this Agreement and the current prospectuses and statements of additional information of the Target Fund or the Acquiring Fund, as applicable. It is understood that such ordinary course of business shall include (a) the declaration and payment of customary dividends and other distributions; (b) shareholder purchases and redemptions; and (c) the continued good faith performance by the investment adviser, subadvisers (if any), administrator, distributor and other service providers of their respective responsibilities in accordance with their agreements with the Target Fund or the Acquiring Fund, as applicable, and applicable Law. No Party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. It is the intention of the Parties that the Reorganization will qualify as a reorganization described under Section 368(a) of the Code. None of the Parties to this Agreement shall take any action or cause any action to be taken (including, without limitation, the preparation or filing of any Tax Return or the defense of any dispute, audit, investigation, proceeding or claim concerning Taxes) that is inconsistent with such treatment or that results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Dechert LLP to render the tax opinion contemplated herein in paragraph 6.3(c).

5.2 [Reserved]

5.3 Shareholders’ Meeting. Target Fund Trust will call, convene and hold a meeting of shareholders of the Target Fund as soon as practicable, in accordance with applicable Law and the Target Fund Trust Governing Documents, for the purpose of approving this Agreement and the transactions contemplated herein as set forth in the Proxy Statement/Prospectus, and for such other purposes as may be necessary or desirable. In the event that insufficient votes are received from shareholders, the meeting may be adjourned as permitted under the Target Fund Trust Governing Documents and applicable Law, and as set forth in the Proxy Statement/Prospectus, in order to permit further solicitation of proxies.

5.4 Proxy Statement/Prospectus and Registration Statement. The Parties will cooperate with each other in the preparation of the Proxy Statement/Prospectus and Registration Statement and cause the Registration Statement to be filed with the SEC in a form satisfactory to the Parties and their respective counsel as promptly as practicable. Upon effectiveness of the Registration Statement, the Acquiring Fund with the assistance of Target Fund Adviser will cause the Proxy Statement/Prospectus to be delivered to shareholders of the Target Fund entitled to vote on this Agreement and the transactions contemplated herein in accordance with the Target Fund Trust Governing Documents. Each Party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with the shareholder meeting of the Target Fund to consider the approval of this Agreement and the transactions contemplated herein. If, at any time prior to the Effective Time, a Party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the Party discovering the item shall notify the other Parties and the Parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.5 Information. The Parties will furnish to each other, and each other’s accountants, legal counsel and other representatives, as appropriate, all such documents and other information concerning the Target Fund and the Acquiring Fund, respectively, and their business and properties as may reasonably be requested by the other Party. Such cooperation shall include providing copies of reasonably requested documents and other information. Each Party shall make its employees and officers available on a mutually convenient basis to provide an explanation of any documents or information provided hereunder to the extent that such Party’s employees are familiar with such documents or information.

5.6 Notice of Material Changes. Each Party will notify the other Party of any event causing a Material Adverse Effect to such Party as soon as practicable following such Party’s Knowledge of any event causing such a Material Adverse Effect.

5.7 Financial Statements. At the Closing, the Target Fund will deliver to the Acquiring Fund an unaudited statement of assets and liabilities of the Target Fund, together with a schedule of portfolio investments as of and for the period ending at the Valuation Time. These financial statements will present fairly in all material respects the financial position and portfolio investments of the Target Fund as of the Valuation Time and, to the best of the Target Fund’s Knowledge, there will be no material contingent liabilities of the Target Fund not disclosed in said financial statements. These financial statements shall be certified by the Treasurer of Target Fund Trust as, to the best of his or her Knowledge, complying with the requirements of the preceding sentence. The Target Fund also will deliver to the Acquiring Fund, (i) at the Effective Time, the tax-basis accounting records for each security or other investment to be transferred to the Acquiring Fund hereunder, and (ii) as promptly as practicable, but in any case within sixty (60) days after the Closing Date, a statement of earnings and profits of the Target Fund for U.S. federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers that shall be carried over by the Acquiring Fund as a result of Code Section 381 and which shall be certified by the Treasurer of the Target Fund.

5.8 Other Necessary Action. The Parties will each take all necessary action and use their reasonable best efforts to complete all filings, obtain all governmental and other consents and approvals and satisfy any other provision required for consummation of the transactions contemplated by this Agreement.

5.9 Books and Records. Upon reasonable notice, each Party will make available to each other Party for review any Books and Records which are reasonably requested by such other Party in connection with this Reorganization.

5.10 Issued Shares. The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund (and to be distributed immediately thereafter to its shareholders) pursuant to this Agreement, will have been duly authorized at the Effective Time and will be duly and validly issued, fully paid and non-assessable. No shareholder of the Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof. The Acquiring Fund Shares when issued and delivered will be registered under the 1933 Act. Shareholders of the Target Fund shall not pay any front-end or deferred sales charge in connection with the Reorganization and any account minimums of the Acquiring Fund will be waived.

5.11 Liquidation of Target Fund. Target Fund Trust and the Target Fund agree that the liquidation and termination of the Target Fund shall be effected in the manner provided in the Target Fund Trust Governing Documents in accordance with applicable law, and that on and after the Effective Time, the Target Fund shall not conduct any business except in connection with its liquidation and termination.

5.12 Final Tax Returns and Forms 1099 of Target Fund. After the Effective Time, except as otherwise agreed by the parties, the Target Fund shall or shall cause its agents to prepare any Tax Returns, including any applicable Forms 1099, required to be filed by the Target Fund in accordance with applicable Law and shall further cause such Tax Returns (including Forms 1099, as applicable) to be duly filed with the appropriate Governmental or Regulatory Bodies.

5.13 Final Tax Distribution. The Target Fund will declare one or more distributions payable at or just prior to the time of Closing to its shareholders to the extent necessary to avoid entity-level income or excise tax or as otherwise deemed desirable.

ARTICLE VI

CONDITIONS PRECEDENT

6.1 Conditions Precedent to Obligations of Target Fund Trust. The obligation of Target Fund Trust, on behalf of the Target Fund to conclude the transactions provided for herein shall be subject, at its election, to the performance by Acquiring Fund Trust and the Acquiring Fund of all of the obligations to be performed by it hereunder at or before the Effective Time, and, in addition thereto, to the following further conditions unless waived by Target Fund Trust in writing:

(a) All representations and warranties of Acquiring Fund Trust, on behalf of itself and the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at and as of the Effective Time; provided that Acquiring Fund Trust shall be given a period of 10 Business Days from the date on which any such representation or warranty shall not be true and correct in all material respects to cure such condition.

(b) Acquiring Fund Trust shall have furnished to the Target Fund the opinion of Dechert LLP, counsel to the Acquiring Fund, dated as of the Effective Time, substantially to the effect that:

(i) Acquiring Fund Trust is a statutory trust, validly existing and in good standing under Delaware Law, and has power under the Acquiring Fund Trust Governing Documents to conduct its business and own its assets as described in its currently effective registration statement on Form N-1A;

(ii) Acquiring Fund is a separate series of the Acquiring Fund Trust duly constituted in accordance with the applicable provisions of the 1940 Act and the Acquiring Fund Trust Governing Documents;

(iii) Acquiring Fund Trust is registered with the SEC under the 1940 Act as an open-end management investment company and its registration with the SEC is in full force and effect;

(iv) The Acquiring Fund shares to be issued and delivered by Acquiring Fund Trust pursuant to this Agreement have been duly authorized for issuance and, when issued and delivered as provided herein, will be validly issued, fully paid and non-assessable under Delaware Law and no preemptive rights of shareholders exist with respect to any such shares or the issue or delivery thereof;

(v) Except as disclosed in writing to the Target Fund Trust, such counsel knows of no material legal proceedings pending or threatened against the Acquiring Fund;

(vi) This Agreement has been duly authorized, executed and delivered by Acquiring Fund Trust on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery by each other Party hereto, constitutes a valid and legally binding obligation of Acquiring Fund Trust on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors’ rights generally and to general equity principles;

(vii) The Registration Statement has become effective under the 1933 Act and, to the Knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or threatened by the SEC;

(viii) The execution and delivery of this Agreement did not and the consummation of the transactions herein contemplated will not result in a material breach of the terms or provisions of, or constitute a material default under, the Acquiring Fund Trust Governing Documents or any material agreement or instrument known to such counsel to which Acquiring Fund Trust is a party or by which any properties belonging to Acquiring Fund Trust may be bound;

(ix) The execution and delivery of this Agreement did not and the consummation of the transactions herein contemplated will not result in a material violation by Acquiring Fund Trust or the Acquiring Fund of any terms, conditions, or provisions of any U.S. federal securities Law or Delaware Law; and

(x) To the Knowledge of such counsel, no consent, approval, authorization, or other action by or filing with any Governmental or Regulatory Body is required in connection with the consummation of the transactions herein contemplated, except such as have been obtained or made under the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder and Delaware Law.

In rendering such opinion, Dechert LLP may rely upon certificates of officers of Acquiring Fund Trust and of public officials as to matters of fact.

(c) Acquiring Fund Trust shall have furnished to the Target Fund a certificate of Acquiring Fund Trust, signed by the President or Vice President and Treasurer of Acquiring Fund Trust, dated as of the Effective Time, to the effect that they have examined the Proxy Statement/Prospectus and the Registration Statement (and any supplement thereto) and this Agreement and that:

(i) the representations and warranties of Acquiring Fund Trust in this Agreement are true and correct in all material respects on and as of the Effective Time and Acquiring Fund Trust has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Effective Time; and

(ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or, to Acquiring Fund Trust’s Knowledge, threatened in writing.

(d) An officer of Target Fund Trust shall have received the confirmation from the transfer agent for the Acquiring Fund required under paragraph 3.3 of this Agreement.

(e) The Acquiring Fund shall have duly executed and delivered to the Target Fund, on behalf of the Acquiring Fund, such assumptions of Target Fund Liabilities and other instruments as the Target Fund may reasonably deem necessary or desirable to evidence the transactions contemplated by this Agreement, including the assumption of the Target Fund Liabilities by the Acquiring Fund.

(f) At the Valuation Time and Effective Time, except as previously disclosed to Target Fund Trust in writing, and except as have been corrected as required by applicable Law, there shall have been no material miscalculations of the net asset value of the Acquiring Fund during the twelve-month period preceding the Valuation Time and Effective Time to the best of the Acquiring Fund’s Knowledge, and all such calculations shall have been made in accordance with the applicable provisions of the 1940 Act.

6.2 Conditions Precedent to Obligations of Acquiring Fund Trust. The obligation of Acquiring Fund Trust, on behalf of the Acquiring Fund, to conclude the transactions provided for herein shall be subject, at its election, to the performance by the Target Fund and Target Fund Trust of all of their obligations to be performed by them hereunder at or before the Effective Time, and, in addition thereto, to the following further conditions unless waived by Acquiring Fund Trust in writing:

(a) All representations and warranties of Target Fund Trust, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at and as of the Effective Time; provided that the Target Fund and Target Fund Trust shall be given a period of 10 Business Days from the date on which any such representation or warranty shall not be true and correct in all material respects to cure such condition.

(b) The Target Fund shall have furnished to Acquiring Fund Trust the opinion of Morgan, Lewis & Bockius LLP, counsel to the Target Fund, dated as of the Effective Time, substantially to the effect that:

(i) Target Fund Trust is a voluntary association (commonly known as a business trust), validly existing and in good standing under Massachusetts Law, and has power under the Target Fund Trust Governing Documents to conduct its business and own its assets as described in its currently effective registration statement on Form N-1A;

(ii) Target Fund Trust is registered with the SEC under the 1940 Act as an open-end management investment company and its registration with the SEC is in full force and effect;

(iii) Target Fund is a separate series of the Target Fund Trust duly constituted in accordance with the applicable provisions of the 1940 Act and the Target Fund Trust Governing Documents;

(iv) All issued and outstanding shares of the Target Fund as of the Effective Time are duly authorized, validly issued, fully paid and, except as disclosed in the Target Fund’s current registration statement, non-assessable under Massachusetts Law and no preemptive rights of shareholders exist with respect to any such shares or the issue or delivery thereof;

(v) Except as disclosed in writing to Acquiring Fund Trust, such counsel knows of no material legal proceedings pending or threatened against the Target Fund;

(vi) This Agreement has been duly authorized, executed and delivered by the Target Fund Trust on behalf of the Target Fund and, assuming due authorization, execution and delivery by each other Party hereto, constitutes a valid and legally binding obligation of the Target Fund Trust on behalf of the Target Fund, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors’ rights generally and to general equity principles;

(vii) The execution and delivery of this Agreement did not and the consummation of the transactions herein contemplated will not result in a material breach of the terms or provisions of, or constitute a material default under, the Target Fund Trust Governing Documents or any material agreement or instrument known to such counsel to which the Target Fund is a party or by which any properties belonging to the Target Fund may be bound;

(viii) The execution and delivery of this Agreement did not and the consummation of the transactions herein contemplated will not result in a material violation by the Target Fund of any terms, conditions, or provisions of any U.S. federal securities Law or Massachusetts Law; and

(ix) To the Knowledge of such counsel, no consent, approval, authorization or other action by or filing with any Governmental or Regulatory Body is required in connection with the consummation of the transactions herein contemplated, except such as have been obtained or made under the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder and Massachusetts Law.

As used in paragraph 6.2(b)(i), the term “good standing” means (i) having filed a copy of the Target Fund Trust’s declaration of trust pursuant to Chapter 182 of the General Laws of the Commonwealth of Massachusetts (“Chapter 182”), (ii) having filed the necessary certificates required to be filed under Chapter 182, (iii) having paid the necessary fees due thereon and (iv) being authorized to exercise in the Commonwealth of Massachusetts all of the powers recited in the Target Fund Trust’s declaration of trust and to transact business in the Commonwealth of Massachusetts. In connection with the opinion contemplated by paragraph 6.2(b)(vi), it is understood that counsel may assume that the laws of Massachusetts are the same as the laws of Illinois in all relevant respects.

In rendering such opinion, Morgan, Lewis & Bockius LLP may rely upon certificates of officers of Target Fund Trust and of public officials as to matters of fact.

(c) The Target Fund shall have furnished to Acquiring Fund Trust the unaudited statements required by paragraph 5.7.

(d) The Target Fund shall have furnished to Acquiring Fund Trust a certificate of the Target Fund, signed by the President or Vice President and Treasurer of the Target Fund Trust, dated as of the Effective Time, to the effect that they have examined the Proxy Statement/Prospectus and the Registration Statement (and any supplement thereto) and this Agreement and that:

(i) the representations and warranties of the Target Fund in this Agreement are true and correct in all material respects on and as of the Effective Time and the Target Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Effective Time; and

(ii) since the date of the most recent financial statements of the Target Fund included in the Proxy Statement/Prospectus (or any supplement thereto), there has been no Material Adverse Effect on the business or properties of the Target Fund (other than changes in the ordinary course of business, including, without limitation, dividends and other distributions in the ordinary course and changes in net asset value per share), except as set forth in or contemplated in this Agreement or the Proxy Statement/Prospectus (or any supplement thereto).

(e) The Target Fund shall have duly executed and delivered to Acquiring Fund Trust such bills of sale, assignments, certificates and other instruments of transfer, including transfer instructions to the Target Fund’s custodian and instructions to Acquiring Fund Trust’s transfer agent (“Transfer Documents”) as Acquiring Fund Trust may reasonably deem necessary or desirable to evidence the transfer to the Acquiring Fund of all of the right, title and interest of the Target Fund in and to the respective Target Fund Assets. In each case, the Target Fund Assets shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

(f) The Acquiring Fund shall have received, as of the Effective Time or as soon as practicable thereafter: (i) a certificate of an authorized signatory of MUFG Union Bank, N.A., as custodian for the Target Fund, stating that the Target Fund Assets have been delivered to the Acquiring Fund; (ii) a certificate of an authorized signatory from the Custodian for the Acquiring Fund, stating that the Target Fund Assets have been received; and (iii) a certificate of an authorized signatory of the Target Fund confirming that the Target Fund has delivered its records containing the names and addresses of the record holders of Institutional Class shares of the Target Fund and the number and percentage (to three decimal places) of ownership of such class of Target Fund shares owned by each such holder as of the close of business at the Valuation Time.

(g) At the Valuation Time and Effective Time, except as previously disclosed to Acquiring Fund Trust in writing, and except as have been corrected as required by applicable Law, there shall have been no material miscalculations of the net asset value of the Target Fund during the twelve-month period preceding the Valuation Time and Effective Time to the best of the Target Fund’s Knowledge, and all such calculations shall have been made in accordance with the applicable provisions of the 1940 Act. At the Valuation Time and Effective Time, all Target Fund Liabilities chargeable to the Target Fund which are required to be reflected in the net asset value per share of the Institutional Class of the Target Fund in accordance with applicable Law will be reflected in the net asset value per share of the Target Fund.

(h) The Target Fund’s agreements with each of its service contractors shall have terminated at the Effective Time with respect to the Target Fund, and, except as disclosed to the other Parties, each Party has received assurance that no claims for damages (liquidated or otherwise) will arise as a result of such termination.

6.3 Other Conditions Precedent. Unless waived in writing by the Parties with the consent of their respective boards of trustees, the consummation of the Reorganization is subject to the fulfillment, prior to or at the Effective Time, of each of the following conditions:

(a) This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Target Fund Trust Governing Documents, applicable Massachusetts Law and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Target Fund nor Acquiring Fund may waive the conditions set forth in this paragraph 6.3(a).

(b) The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been pending or threatened in writing.

(c) Each of the Acquiring Fund and the Target Fund shall have received an opinion of Dechert LLP substantially to the effect that, for U.S. federal income tax purposes:

(i) The transfer by the Target Fund of the Target Fund Assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Liabilities, immediately followed by the pro rata distribution of all the Acquiring Fund Shares so received by the Target Fund to the Target Fund’s shareholders of record in complete liquidation of the Target Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(ii) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Target Fund Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Liabilities.

(iii) No gain or loss will be recognized by the Target Fund upon the transfer of the Target Fund Assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund

Liabilities (except that Target Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code) or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to the shareholders of the Target Fund solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(iv) No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of their Target Fund shares solely for Acquiring Fund Shares in the Reorganization.

(v) The aggregate tax basis of the Acquiring Fund Shares received by each shareholder of the Target Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Shares received by each shareholder of the Target Fund will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the Effective Time of the Reorganization.

(vi) The tax basis of the Target Fund Assets transferred to the Acquiring Fund will be the same as the tax basis of such assets to the Target Fund immediately before the Effective Time of the Reorganization. The holding period of the Target Fund Assets in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund (except where investment activities of Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset).

(vii) The Acquiring Fund will succeed to and take into account those tax attributes of the Target Fund that are described in Section 381(c) of the Code subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any shareholder of the Target Fund with respect to any asset (including, without limitation, contracts described in Section 1256(b) of the Code or any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under U.S. federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other U.S. federal tax issues (except those set forth above) and all state, local or non-U.S. tax issues of any kind.

Such opinion shall be based on customary assumptions, limitations and such representations as Dechert LLP may reasonably request, and the Target Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this paragraph 6.3(c).

(d) At the Effective Time, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, and there shall be no proceedings pending that would seek to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. No Action or Proceeding against the Target Fund or Acquiring Fund Trust or their respective officers or trustees shall be threatened in writing or pending before any court or other Governmental or Regulatory Body in which it will seek, or seeks to restrain or prohibit any of the transactions contemplated by this Agreement or to obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby.

ARTICLE VII

EXPENSES

7.1 Target Fund Adviser will bear and pay all reasonable fees and expenses associated with the Parties’ participation in the Reorganization without regard to whether the Reorganization is consummated. Reorganization expenses include, without limitation, costs and expenses associated with the preparation and filing of the Registration Statement; costs and expenses in connection with special meetings of the Target Fund Trust Board and/or Acquiring Fund Trust Board; Target Fund Trust legal fees relating to the Reorganization; printing, mailing, tabulation and solicitation costs in connection with obtaining shareholder approval of the Reorganization; custodial and transfer agent conversion fees; audit fees, if any; and costs to prepare and execute closing documents in relation to the Reorganization. Notwithstanding the foregoing, Reorganization expenses do not include any fees, expenses or costs of any outside counsel of the Acquiring Fund or Acquiring Fund Adviser (including those incurred in connection with preparation of the Registration Statement), which shall be borne by Acquiring Fund Adviser. For the avoidance of doubt, other than as described in this Agreement, neither the Acquiring Fund nor the Target Fund will bear any costs relating to the Reorganization, except that the Acquiring Fund will bear its portfolio transitioning costs in advance of the Reorganization.

7.2 Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a regulated investment company under the Code or would prevent the Reorganization from qualifying as a “reorganization” under Section 368(a) of the Code.

ARTICLE VIII

AMENDMENTS AND TERMINATION

8.1 Amendments. This Agreement may be amended, modified or supplemented only in writing by the Parties, whether before or after the meeting of shareholders of the Target Fund at which action upon this Agreement and the transactions contemplated hereby is to be taken; provided, however, that after the requisite approval of the shareholders of the Target Fund has been obtained, this Agreement shall not be amended or modified so as to change the provisions with respect to the transactions herein contemplated in any manner that would adversely affect the rights of such shareholders without their further shareholder approval. Nothing in this paragraph 8.1 shall be construed to prohibit the Parties from amending this Agreement to change the Closing Date.

8.2 Termination. Notwithstanding anything in this Agreement to the contrary, this Agreement may be terminated at any time prior to the Effective Time:

(a) by the mutual written consent of the Parties;

(b) by the Target Fund (i) following a breach by Acquiring Fund of any of its representations, warranties or covenants contained in this Agreement, provided that Acquiring Fund shall have been given a period of 10 Business Days from the date of the occurrence of such breach to cure such breach and shall have failed to do so; (ii) if any of the conditions set forth in paragraphs 6.1 and 6.3 are not satisfied as specified in said paragraphs on or before the Effective Time; or (iii) upon the occurrence of an event which has a Material Adverse Effect upon Acquiring Fund Trust or the Acquiring Fund;

(c) by Acquiring Fund (i) following a breach by the Target Fund of any of its representations, warranties or covenants contained in this Agreement, provided that the Target Fund shall have been given a period of 10 Business Days from the date of the occurrence of such breach to cure such breach and shall have failed to do so; (ii) if any of the conditions set forth in paragraphs 6.2 and 6.3 are not satisfied as specified in said paragraphs on or before the Effective Time; or (iii) upon the occurrence of an event which has a Material Adverse Effect upon the Target Fund;

(d) by either the Acquiring Fund or Target Fund by written notice to the other following a determination by the terminating Party’s Board of Trustees that the consummation of the Reorganization is not in the best interest of its shareholders; or

(e) by either the Acquiring Fund or Target Fund if the Effective Time does not occur on or prior to August 31, 2021.

If a Party terminates this Agreement in accordance with this paragraph 8.2, there shall be no liability for damages on the part of any Party, or the trustees or officers of such Party.

ARTICLE IX

PUBLICITY; CONFIDENTIALITY

9.1 Publicity. Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the Parties mutually shall agree in writing, provided that nothing herein shall prevent either Party from making such public announcements as may be required by Law, in which case the Party issuing such statement or communication shall advise the other Party prior to such issuance.

9.2 Confidentiality.

(a) The Parties, Acquiring Fund Adviser and Target Fund Adviser (for purposes of this paragraph 9.2, the “Protected Persons”) will hold, and will cause their board members, officers, employees, representatives, agents and Affiliated Persons to hold, in strict confidence, and not disclose to any other Person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all confidential information obtained from the other Protected Persons in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to Governmental or Regulatory Bodies, and, where necessary, to any other Person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable Law; (iii) if it is publicly available through no act or failure to act of such Party; (iv) if it was already known to such Party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

(b) In the event of a termination of this Agreement, the Parties, Acquiring Fund Adviser and Target Fund Adviser agree that they along with their board members, employees, representative agents and Affiliated Persons shall, and shall cause their Affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other Persons, any and all confidential or proprietary information relating to the other Protected Persons and their related parties and Affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable Law; (ii) if it is publicly available through no act or failure to act of such Party; (iii) if it was already known to such Party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

ARTICLE X

MISCELLANEOUS

10.1 Entire Agreement. This Agreement (including any schedules delivered pursuant hereto, which are a part hereof), a separate confidentiality agreement among BrightSphere Inc., Acquiring Fund Adviser and Target Fund Adviser dated October 21, 2020 (the “Confidentiality Agreement”), a separate non-disclosure agreement among William Blair & Company, L.L.C. on behalf of itself and its affiliates and Target Fund Trust on behalf of the Target Fund dated January 28, 2021 (the “NDA”) and a separate Equity Purchase Agreement among Old ICM, Inc., ICM Management LLC (together with Old ICM, Inc., the “Sellers”), Target Fund Adviser, Acquiring Fund Adviser and the Sellers’ representative named therein dated February 5, 2021 (the “EPA”) constitute the entire agreement of the Parties, Acquiring Fund Adviser and Target Fund Adviser with respect to the matters covered by this Agreement. This Agreement supersedes any and all prior understandings, written or oral, between the Parties, Acquiring Fund Adviser and Target Fund Adviser (except the Confidentiality Agreement, NDA and EPA), and may be amended, modified, waived, discharged or terminated only by an instrument in writing signed by an authorized executive officer of the Party (or by an authorized executive officer of Acquiring Fund Adviser or Target Fund Adviser solely for purposes of this paragraph and paragraphs 9.2, 10.5, 10.13 and 10.14 and Article VII) against which enforcement of the amendment, modification, waiver, discharge or termination is sought.

10.2 Notices. All notices or other communications under this Agreement shall be in writing and sufficient if delivered personally, by overnight courier, or sent via registered or certified mail, postage prepaid, return receipt requested, addressed as follows (notices or other communication sent via e-mail shall not constitute notice):

If to Target Fund Trust:

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Attention: Legal Department

With a copy (which shall not constitute notice) to:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

Attention: Sean Graber

If to Acquiring Fund Trust:

150 North Riverside Plaza

Chicago, Illinois 60606

Attention: Bob Toner

With a copy (which shall not constitute notice) to:

Dechert LLP

One International Place, 40th Floor

100 Oliver Street

Boston, Massachusetts 02110

Attention: Christopher Harvey

10.3 Waiver. The failure of either Party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either Party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach. Except as provided in paragraph 6.3(a) and 6.3(c), a Party may waive any condition to its obligations hereunder (such waiver to be in writing and authorized by an authorized officer of the waiving Party).

10.4 Assignment. This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any Party without the written consent of all other Parties. Nothing herein express or implied is intended to or shall confer any rights, remedies or benefits upon any Person other than the Parties hereto.

10.5 Survival. Except as provided in the next sentence, the respective representations, warranties and covenants contained in this Agreement and in any certificates or other instruments exchanged at the Effective Time as provided in Article VI hereto shall not survive the consummation of the transactions contemplated hereunder. The covenants in paragraphs 1.3, 1.5, 5.5, 5.11, 5.12, 5.13, 8.2, 9.2 and Articles VII and X shall survive the consummation of the transactions contemplated hereunder.

10.6 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

10.7 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

10.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of Illinois, without regard to its principles of conflicts of laws; provided, that, in the case of a conflict between those laws and the U.S. federal securities laws, the latter shall govern.

10.9 Further Assurances. Subject to the terms and conditions herein provided, each of the Parties hereto shall use its reasonable best efforts to take, or cause to be taken, such action to execute and deliver, or cause to be executed and delivered, such additional documents and instruments and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and under applicable Law to consummate and make effective the Reorganization contemplated by this Agreement, including, without limitation, delivering and/or causing to be delivered to each Party hereto each of the items required under this Agreement as a condition to such Party’s obligations hereunder. In addition, the Target Fund shall deliver or cause to be delivered to Acquiring Fund Trust at the Closing, the Books and Records of the Target Fund (regardless of whose possession they are in).

10.10 Beneficiaries. Nothing contained in this Agreement shall be deemed to create rights in Persons not Parties (including, without limitation, any shareholder of the Acquiring Fund or the Target Fund).

10.11 Validity. Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by Law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.

10.12 Effect of Facsimile or PDF Signature. A facsimile or PDF signature of an authorized officer of a Party hereto on any Transfer Document shall have the same effect as if executed in the original by such officer.

10.13 Acquiring Fund Trust Liability. The name “William Blair Funds” is the designation of the trustees for the time being under a Declaration of Trust dated September 3, 1999, as amended from time to time, and all Persons dealing with Acquiring Fund Trust or the Acquiring Fund must look solely to the property of Acquiring Fund Trust or the Acquiring Fund for the enforcement of any claims as none of its trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of Acquiring Fund Trust. No other portfolio of Acquiring Fund Trust shall be liable for any claims against the Acquiring Fund. The Parties, along with Acquiring Fund Adviser and Target Fund Adviser, specifically acknowledge and agree that any liability of

Acquiring Fund Trust under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund and that no other portfolio of Acquiring Fund Trust shall be liable with respect thereto.

10.14 Target Fund Trust Liability. The name “The Advisor’s Inner Circle Fund” is the designation of the trustees for the time being under an Amended and Restated Agreement and Declaration of Trust, dated July 19, 1991, as amended and restated February 18, 1997 and amended May 15, 2012, and all Persons dealing with the Target Fund or Target Fund Trust must look solely to the property of the Target Fund or Target Fund Trust for the enforcement of any claims as none of its trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of Target Fund Trust. No other portfolio of Target Fund Trust shall be liable for any claims against the Target Fund. The Parties, along with Acquiring Fund Adviser and Target Fund Adviser, specifically acknowledge and agree that any liability of Target Fund Trust under this Agreement with respect to the Target Fund, or in connection with the transactions contemplated herein with respect to the Target Fund, shall be discharged only out of the assets of the Target Fund and that no other portfolio of Target Fund Trust shall be liable with respect thereto.

ARTICLE XI

DEFINITIONS

As used in this Agreement, the following terms have the following meanings:

“Action or Proceeding” means any action, suit or proceeding by any Person, or any investigation or audit by any Governmental or Regulatory Body.

“Acquiring Fund” has the meaning specified in the preamble.

“Acquiring Fund Adviser” has the meaning specified in the preamble.

“Acquiring Fund Trust” has the meaning specified in the preamble.

“Acquiring Fund Trust Board” has the meaning specified in the recitals.

“Acquiring Fund Trust Governing Documents” means the Declaration of Trust and Bylaws of Acquiring Fund Trust.

“Acquiring Fund Shares” has the meaning specified in paragraph 1.4.

“Affiliate” means, with respect to any Person, any other Person controlling, controlled by or under common control with such first Person.

“Affiliated Person” shall mean, with respect to any Person, an “affiliated person” of such Person as such term is defined in Section 2(a)(3) of the 1940 Act.

“Agreement” has the meaning specified in the preamble.

“Books and Records” means a Parties’ accounts, books, records or other documents (including but not limited to minute books, stock transfer ledgers, financial statements, tax returns and related work papers and letters from accountants, and other similar records) required to be maintained by the Parties with respect to the Target Fund or the Acquiring Fund, as applicable, pursuant to the 1940 Act and rules thereunder.

“Business Day” means a day other than Saturday, Sunday or a day on which banks located in New York City are authorized or obligated to close.

“Closing” has the meaning specified in paragraph 3.1.

“Code” has the meaning specified in the recitals.

“Custodian” has the meaning specified in paragraph 2.4.

“Effective Time” has the meaning specified in paragraph 3.1.

“Governmental or Regulatory Body” means any court, tribunal, or government or political subdivision, whether U.S. federal, state, county, local or non-U.S., or any agency, authority (including any taxing authority), official or instrumentality of any such government or political subdivision.

“Independent Trustees” has the meaning specified in the recitals.

“Knowledge” means (i) with respect to Target Fund Trust and the Target Fund, the actual knowledge after reasonable inquiry of Target Fund Trust’s trustees or officers or Target Fund Adviser in its capacity as adviser to the Target Fund; and (ii) with respect to Acquiring Fund Trust and the Acquiring Fund, the actual knowledge after reasonable inquiry of Acquiring Fund Trust’s trustees or officers or Acquiring Fund Adviser in its capacity as adviser to Acquiring Fund Trust.

“Law” means any law, statute, rule, regulation or ordinance of any Governmental or Regulatory Body.

“Material Adverse Effect” as to any Person means a material adverse effect on the business, results of operations or financial condition of such Person. For purposes of this definition, a decline in net asset value of the Target Fund or Acquiring Fund arising out of its investment operations or declines in market values of securities in its portfolio, the discharge of liabilities, or the redemption of shares representing interests in such fund, shall not constitute a “Material Adverse Effect.”

“NYSE” means New York Stock Exchange.

“1940 Act” means has the meaning specified in the recitals.

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“Order” means any writ, judgment, decree, injunction or similar order of any Government or Regulatory Body, in each case whether preliminary or final.

“Party” and “Parties” each has the meaning specified in the preamble.

“Person” means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental or Regulatory Body or other entity.

“Protected Persons” has the meaning specified in paragraph 9.2.

“Proxy Statement/Prospectus” has the meaning specified in paragraph 4.1(o).

“Registration Statement” has the meaning specified in paragraph 4.1(o).

“Reorganization” has the meaning specified in the recitals.

“SEC” means the U.S. Securities and Exchange Commission.

“Target Fund” has the meaning specified in the preamble.

“Target Fund Adviser” has the meaning specified in the preamble.

“Target Fund Assets” means all properties and assets of the Target Fund of every kind and description whatsoever, including, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, but not limited to, any claims that the Target Fund may have against any Person) and receivables (including dividend and interest receivable) and other intangible property, Books and Records, and all interests, rights, privileges and powers, owned by the Target Fund, and any prepaid expenses shown on the Target Fund’s books at the Valuation Time, excluding (a) the estimated costs of extinguishing any liability not assumed by the Acquiring Fund; and (b) the Target Fund’s rights under this Agreement.

“Target Fund Liabilities” means all liabilities of the Target Fund, whether accrued or contingent, known or unknown, existing at the Effective Time. The Acquiring Fund shall not assume: (i) any liabilities, costs or charges relating to any expense limitation arrangement between Target Fund Trust, on behalf of the Target Fund, and Target Fund Adviser (including any recoupment by Target

Fund Adviser or its affiliates of any fees or expenses of the Target Fund previously waived or reimbursed), and (ii) any liability for any obligation of the Target Fund to file reports with the SEC, Internal Revenue Service or other regulatory or tax authority covering any reporting period ending prior to or at the Effective Time with respect to the Target Fund.

“Target Fund Trust” has the meaning specified in the preamble.

“Target Fund Trust Board” has the meaning specified in the recitals.

“Target Fund Trust Governing Documents” means the Amended and Restated Agreement and Declaration of Trust and Second Amended and Restated Bylaws of Target Fund Trust, as amended from time to time.

“Taxes” has the meaning specified in paragraph 4.1(l)(1).

“Tax Returns” has the meaning specified in paragraph 4.1(l)(2).

“Transfer Documents” has the meaning specified in paragraph 6.2(e).

“Valuation Time” has the meaning specified in paragraph 2.5.

IN WITNESS WHEREOF, the Parties, Acquiring Fund Adviser and Target Fund Adviser have caused this Agreement to be duly executed and delivered by their duly authorized officers, as of the day and year first above written.

THE ADVISORS’ INNER CIRCLE FUND, on behalf of its series ICM SMALL COMPANY PORTFOLIO

By:
Name:	Michael Beattie
Title:	President

WILLIAM BLAIR FUNDS, on behalf of its series WILLIAM BLAIR SMALL CAP VALUE FUND

By:
Name:	Stephanie G. Braming
Title:	President

INVESTMENT COUNSELORS OF MARYLAND, LLC

By:
Name:
Title:

Solely for purposes of Article VII and

Paragraphs 3.2, 9.2, 10.1, 10.5, 10.13 and 10.14

WILLIAM BLAIR INVESTMENT MANAGEMENT, LLC

By:
Name:	Lisa D. Rusch
Title:	Principal; Head of Operations

Solely for purposes of Article VII and

Paragraphs 9.2, 10.1, 10.5, 10.13 and 10.14

APPENDIX B

PRINCIPAL RISKS OF THE TARGET FUND

You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.

Small-Capitalization Company Risk — The small-capitalization companies in which the Fund will invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Equity Risk — Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

REIT Risk — REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this prospectus.

Foreign Securities Risk — The Fund’s investments in ADRs are subject to foreign securities risk. ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and traded on U.S. exchanges. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign securities, especially those of companies in emerging markets, can be riskier and more volatile than domestic securities. Adverse political and economic developments or changes in the value of foreign currency can make it harder for the Fund to sell its securities and could reduce the value of your shares. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities may be reduced by a withholding tax at the source, which tax would reduce income received from the securities. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

LIBOR Replacement Risk — The elimination of the London InterBank Offered Rate (“LIBOR”) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. On November 30, 2020, the administrator of LIBOR announced its intention to delay the phase out of the majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. There remains uncertainty regarding the future of LIBOR and the nature of any replacement rate. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

B-1

APPENDIX C

SHAREHOLDER GUIDE OF THE ACQUIRING FUND

The following pages are intended to provide information regarding how to buy and sell shares of the Acquiring Fund Trust, including the Acquiring Fund, and to help you understand the costs associated with buying, holding and selling your Acquiring Fund investments. Certain share classes included herein are not available to all investors. This Proxy Statement/Prospectus covers only Class I shares of the Acquiring Fund.

The information described in this Shareholder Guide is available free of charge by calling toll-free 1-800-635-2886 or by visiting our website at williamblairfunds.com. The information contained in or otherwise accessible through the William Blair website does not form part of this Prospectus. For additional details, please contact your financial adviser or the William Blair Funds free of charge by calling toll-free 1-800-635-2886.

The information below relating to buying, selling and exchanging shares of the Funds applies if you are transacting directly with the William Blair Funds. Shares of the William Blair Funds are also available through certain financial intermediaries, such as a bank or a broker-dealer (each, an “intermediary”). If you are investing through an intermediary, you are not placing your orders directly with the William Blair Funds, and you must follow the intermediary’s transaction procedures. Your intermediary may impose different or additional conditions than the William Blair Funds on purchases, redemptions and exchanges of Fund shares. These differences may include different minimum initial (and subsequent) investment amounts, exchange policies, fund choices, cut-off times for investment and other trading restrictions. Your intermediary also may impose charges for its services in addition to the fees charged by the William Funds. You should consult with your intermediary directly for information regarding its conditions and fees for buying, selling or exchanging shares of the William Blair Funds. The William Blair Funds are not responsible for the failure of your intermediary to carry out its responsibilities.

The following terms are used in this Shareholder Guide:

•	“William Blair Funds” or the “Trust” collectively refers to each mutual fund managed by William Blair Investment Management, LLC.

•	The Board of Trustees of William Blair Funds and the Board of Trustees of The William Blair Funds are collectively referred to as the “Board.”

•	The Investment Company Act of 1940, as amended, is referred to as the “1940 Act.”

•	William Blair Investment Management, LLC is referred to as the “Manager” or “WBIM.”

•	DST Asset Manager Solutions, INC. is referred to as the “Transfer Agent.”

•	WBC, the William Blair Funds’ principal underwriter and distributor, is referred to as the “Distributor.”

•	WBIM and WBC are collectively referred to as “William Blair.”

•	The New York Stock Exchange is referred to as the “Exchange.”

•	Net asset value is referred to as “NAV.”

•	The Securities and Exchange Commission is referred to as the “SEC.”

•	Automated Clearing House, the electronic process by which shares may be purchased or redeemed, is referred to as “ACH.”

BEFORE YOU INVEST — DECIDING WHICH CLASS OF SHARES TO BUY

Class N Share Considerations

•

The minimum initial investment for an account generally is $2,500. The minimum subsequent investment generally is $1,000. Certain exceptions to the minimum initial and subsequent investment amounts may apply.

•

Class N shares are offered to investors who acquire the shares directly through the Distributor or through those financial intermediaries with whom the Distributor has entered into written agreements specifically authorizing them to sell Class N shares. Investors may hold Class N shares through a taxable account or through certain tax-advantaged accounts.

Class I Share Considerations

•

The minimum initial investment for an account generally is $500,000 (or any lesser amount if, in William Blair’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $500,000). There is no minimum for subsequent purchases. There is no minimum initial investment for qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, defined benefit plans and other similar accounts, or plans whereby Class I shares are held through omnibus accounts (either at the plan level or the level of the plan administrator) and certain other accounts. William Blair may make certain additional exceptions to the minimum initial investment amount in its discretion. Class I shares are only available to certain investors.

•

Class I shares are offered to investors who acquire the shares directly through the Distributor or through those financial intermediaries with whom the Distributor has entered into written agreements specifically authorizing them to sell Class I shares. Class I shares are available for purchase by the following categories of investors who meet the minimum investment requirements (except as noted):

•	institutional investors;

•

qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored403(b) plans, defined benefit plans and other similar accounts, or plans whereby Class I shares are held through omnibus accounts (either at the plan level or the level of the plan administrator);

•	non-qualified deferred compensation plans (either at the plan level or the level of the plan administrator);

•

investors who invest through fee-based advisory or brokerage programs of financial intermediaries that have written agreements with the Distributor and generally hold such shares through an omnibus account held at the Fund; and

•	asset-based fee advisory clients of William Blair.

•

To the extent a shareholder or group of shareholders (either directly or through an intermediary) are not listed in the above categories but they held Class I shares of a Fund prior to May 1, 2019, such investors are entitled to continue to invest in Class I shares of that Fund.

Class R6 Share Considerations

•

The minimum initial investment for an account is $1 million (or any lesser amount if, in William Blair’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $1 million). There is no minimum for subsequent purchases. There is no minimum initial investment for qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, defined benefit plans and other similar accounts, or plans whereby Class R6 shares are held through omnibus accounts (either at the plan level or the level of the plan administrator) and certain other accounts. William Blair may make certain additional exceptions to the minimum initial investment amount in its discretion. Class R6 shares are only available to certain investors.

•

Class R6 shares are offered to investors who acquire the shares directly through the Distributor or through those financial intermediaries with whom the Distributor has entered into written agreements specifically authorizing them to sell Class R6 shares. Class R6 shares are offered to the following investors, provided that neither these investors nor their intermediaries require a Fund to make any type of servicing or administrative payments with respect to Class R6 shares:

•

qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored403(b) plans, defined benefit plans and other accounts or plans whereby Class R6 shares are held through omnibus accounts (either at the plan level or the level of the plan administrator);

•	non-qualified deferred compensation plans (either at the plan level or the level of the plan administrator);

•	tax-exempt retirement plans (e.g., Profit Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans) of William Blair and its affiliates and rollover accounts from those plans;

•	Board members of the Trust and partners and employees of William Blair and their families purchasing directly from the Distributor;

•	other investment companies;

•	other institutional investors;

•	investors who invest through fee-based advisory or brokerage programs of financial intermediaries that hold such shares through an omnibus account at the Fund; and

•	certain asset-based fee advisory clients of William Blair.

•

Class R6 shares are not available to retail taxable or tax-advantaged accounts seeking to invest directly in the Funds outside of an omnibus account maintained by an intermediary, except as noted above.

•

To the extent a shareholder or group of shareholders (either directly or through an intermediary) are not listed in the above categories but they held Institutional Class shares of a Fund prior to May 1, 2019, such investors are entitled to continue to invest in Class R6 shares of that Fund. The Funds will consider requests by holders of Class I shares to convert such shares to Class R6 shares on a case by case basis, provided eligibility requirements and relevant minimums are met.

The Distributor may accept investments that are less than the minimums set forth above under a group payroll deduction or similar plan. Investors investing through certain tax-qualified retirement plans and wrap fee programs may be subject to different, lower or no minimums. For omnibus accounts that meet the minimum investment requirement, the Trust does not impose any minimum investment amounts for sub-accounts, although the firm holding the omnibus account may impose its own minimum investment requirements. The Distributor may, in its discretion, waive or reduce investment minimums in other circumstances.

The Distributor may, in its sole discretion, reject any purchase order from the shareholder and/or intermediary involved.

INFORMATION ON SALES CHARGES

The Trust does not impose any sales charges in connection with purchases of Class N, Class I or Class R6 shares, although financial intermediaries and other institutions may charge their clients a fee in connection with purchases for the accounts of their clients.

INFORMATION ON FEES

Rule 12b-1 Plans

Distribution Agreement. The Trust has adopted a plan under Rule 12b-1 of the Investment Company Act of1940, as amended (the “1940 Act”), that applies only to Class N shares that provides for a fee at the annual rate of 0.25% of each Fund’s average daily net assets attributable to Class N shares for distribution and other services provided to shareholders of Class N. Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of investment in Class N shares and may cost more than other types of sales charges. As a result, long-term shareholders may pay more than the economic equivalent of the maximum initial sales charge permitted by FINRA.

COMPENSATION TO FINANCIAL INTERMEDIARY FIRMS

Class N and Class I shares of the Funds may reimburse William Blair for fees paid on a Fund’s behalf to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-administration, sub-transfer agency and other services provided to shareholders whose shares are held of record in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees may be based on the number of subaccounts serviced or based on average net assets held in the Funds for Class N and Class I shares. William Blair, out of its own resources and without additional cost to the Funds or their shareholders, provides additional cash payments to certain intermediaries (which may be referred to as revenue sharing). Such payments to intermediaries are in addition to distribution fees or fees for sub-administration, sub-transfer agency or other services paid or payable by Class N or Class I shares of the Funds. William Blair may pay firms for administrative, sub-accounting, or shareholder processing services and/or for providing Class N, Class I or Class R6 shares of the Funds with “shelf space” or access to a third party platform, inclusion of Class N, Class I or Class R6 shares of the Funds on preferred or recommended sales lists, mutual fund “supermarket” platforms and other sales programs, allowing William Blair access to an intermediary’s conferences and meetings and other forms of marketing support. The level of payments made may be a fixed fee or based on one or more of the following factors: current assets, number of accounts and/or number of transactions for Class N, Class I or Class R6 shares attributable to the intermediary or fund type or other measure agreed to by William Blair and the intermediary. The amount of payments is different for different intermediaries.

The Distributor currently makes payments to intermediaries in amounts that generally range from 0.01% to 0.15% of the assets of the Funds’ shares serviced and maintained by the intermediary. These amounts are subject to change. Receipt of, or the prospect of receiving, this compensation may influence the intermediary’s recommendation of the Funds or availability of the Funds through the intermediary. Further information on payments to third parties is included in the Statement of Additional Information relating to this Proxy Statement/Prospectus.

BUYING, SELLING, CONVERTING AND EXCHANGING WILLIAM BLAIR FUND SHARES, HOW TO OPEN YOUR ACCOUNT

HOW TO BUY SHARES (By Mail, by Wire or by Telephone)

Purchase Price. All Funds are sold at their public offering price, which is the net asset value per share that is next computed after receipt of your order in proper form by the Distributor, the Transfer Agent or a designated agent thereof. (For more information, see “Determination of Net Asset Value.”) If you fail to pay for your order, you will be liable for any loss to a Fund and, if you are a current shareholder, the Fund may redeem some or all of your shares to cover such loss.

Note: All purchases made by check should be in U.S. dollars and made payable to William Blair Funds, or in the case of a retirement account, the custodian or trustee of such account. Third party checks generally will not be accepted. When purchases are made by check or periodic account investment, the Funds may delay sending redemption proceeds until they determine that collected funds have been received for the purchase of such shares, which may be up to 15 calendar days.

Purchase in Kind. You may, subject to the approval of the Funds, purchase shares of the Funds with securities that are eligible for purchase by the Funds (consistent with the Funds’ investment process, goal and philosophy) and that have values that are readily ascertainable in accordance with the Funds’ valuation policies. Call the Funds at 1-800-742-7272 if you would like to purchase shares of the Funds with other securities. Such purchases may result in the recognition of gain or loss for federal income tax purposes on the securities transferred to the Funds.

Right to Reject Your Purchase Order. The Trust is required to obtain, verify and record certain information regarding the identity of shareholders. When opening a new account, the Trust will ask for your name, address, taxpayer identification number, date of birth and other information that identifies you. You may also be asked to show identifying documents. Applications without this information may not be accepted and orders may not be processed. The Trust reserves the right to place limits on transactions in any account until the identity of the investor is verified; refuse an investment in the Funds or involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified; or suspend the payment of withdrawal proceeds if it is deemed necessary to comply with anti-money laundering regulations. The Trust and its agents will not be responsible for any loss resulting from an investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified. The Trust is required to comply with various federal anti-money laundering laws and regulations. As a result, the Trust may be required to “freeze” a shareholder account if the shareholder appears to be involved in suspicious activity or if account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or account proceeds to a government agency. The Trust may also be required to reject a purchase payment, block an investor’s account and consequently refuse to implement requests for transfers, withdrawals, surrenders or death benefits.

Short-Term and Excessive Trading. The Funds are designed for long-term investors. All Funds discourage and do not accommodate short-term or excessive trading. Such trading may present risks to other shareholders in the Funds, including disruption of portfolio investment strategies, with potential resulting harm to performance, and increased trading costs or Fund expenses. Thus, such trading may negatively impact the Funds’ net asset value and result in dilution to long-term shareholders. Short-term and excessive trading in Fund shares can also negatively impact the Funds’ long-term performance by requiring the Funds to maintain more assets in cash or to liquidate holdings at a disadvantageous time. These risks may be more pronounced for the Funds investing insecurities that are susceptible to pricing arbitrage (e.g., international securities, emerging markets securities and small cap securities).

In an effort to protect long-term shareholders, the Board of Trustees has adopted policies and procedures that seek to deter short-term and excessive trading and to detect such trading activity at levels that may be detrimental to the Funds. The Funds reserve the right to reject or restrict any purchase order (including exchanges) from any investor for any reason, including excessive, short-term or other abusive trading practices that may disrupt portfolio management strategies and harm Fund performance. The Funds also reserve the right to delay delivery of redemption proceeds up to seven days or to honor certain redemptions with securities, rather than cash.

In making the determination to exercise these rights, the Funds may consider an investor’s trading history in the Funds and accounts under common ownership or control. The Funds seek to employ reasonable measures to detect short-term and excessive trading at levels that may be detrimental to the Funds. Accordingly, the WBIM uses certain materiality and volume thresholds to detect short-term or excessive trading, but otherwise seeks to apply the policies uniformly to all shareholders, as described in more detail below.

Some Fund shares are held through omnibus account arrangements, whereby a broker-dealer, investment adviser, retirement plan sponsor or other financial intermediary maintains an omnibus account with a Fund for trading on behalf of its customers. For such accounts, WBIM generally seeks to monitor trading activity at the omnibus level in an attempt to identify disruptive trades using certain thresholds. However, shareholders seeking to engage in short-term or excessive trading may use a variety of strategies to avoid detection and, despite the efforts of the Funds and their agents to prevent short-term or excessive trading, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices. Also, the ability of the Funds and their agents to detect and curtail short-term and excessive trading practices may be limited by operational systems and technological limitations. In addition, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect short-term or excessive trading that may be facilitated by these intermediaries or by the use of omnibus account arrangements.

Under agreements that the Funds have entered into with intermediaries, the Funds may request transaction information from intermediaries at any time to determine whether there has been short-term trading by the intermediaries’ customers. The Funds will request that the intermediary provide individual account level detail (or participant level detail in the case of retirement plans) to the Funds at their request. If short-term trading is detected at the individual account or participant level, the Funds will request that the intermediary a) continue to monitor the individual or participant, b) issue the individual or participant a warning, or c) ban the individual or participant from making further purchases of Fund shares. An intermediary may apply its own short-term trading policies and procedures, which may be more or less restrictive than the Funds’ policies and procedures. There is no assurance that the Funds’ policies will be effective in limiting and deterring short-term and excessive trading in all circumstances.

By Mail

Opening an Account—Class N shares and Class I shares. To open a new account for Class N shares or Class I shares of the Funds by mail, make out a check for the amount of your investment, payable to “William Blair Funds.” Complete the account application included with this Prospectus and mail the completed application and the check to the Transfer Agent, DST Asset Manager Solutions, Inc., P.O. Box 219137, Kansas City, Missouri 64121-9137.

Adding to an Account—Class N shares and Class I shares. To purchase additional Class N shares or Class I shares, make out a check for the amount of your investment, payable to “William Blair Funds” and mail the check, together with a letter that specifies the Fund name, the account number and the name(s) in which the account is registered, to DST Asset Manager Solutions, Inc., P.O. Box 219137, Kansas City, Missouri 64121-9137.

Opening or Adding to an Account—Class R6 shares. Opening a new account or adding to an account for Class R6 shares may only be done by wire. See “By Wire” below.

By Wire

Opening an Account—Class N shares and Class I shares. First, call DST at 1-800-635-2886 (in Massachusetts, 1-800-635-2840) for an account number. Then instruct your bank to wire federal funds to:

State Street Bank and Trust Co.

ABA # 011000028

DDA # 99029340

Attn: Custody & Shareholder Services

State Street Financial Center, One Lincoln Street

Boston, Massachusetts 02111

Include the name of the Fund in which you are investing, your assigned account number and the name(s) in which the account is registered. Finally, complete the account application, indicate the account number assigned to you by DST and mail it to William Blair Funds, 150 North Riverside Plaza, Chicago, Illinois 60606.

Adding to an Account—Class N shares and Class I shares. To add to your account by wire, instruct your bank to wire federal funds to:

State Street Bank and Trust Co.

ABA # 011000028

DDA # 99029340

Attn: Custody & Shareholder Services

State Street Financial Center, One Lincoln Street

Boston, Massachusetts 02111

In your request, specify the name of the Fund in which you are investing, your account number, and the name(s)in which the account is registered. To add to an existing account by wire transfer of funds, you must have selected this option on your account application.

Opening or Adding to an Account—Class R6 shares. First, call the Distributor at 1-800-742-7272 for an account number. Then instruct your bank to wire federal funds to:

State Street Bank and Trust Co.

ABA # 011000028

DDA # 99029340

Attn: Custody & Shareholder Services

State Street Financial Center, One Lincoln Street

Boston, Massachusetts 02111

Include the name of the Fund in which you are investing, your assigned account number and the name(s) in which the account is registered. Finally, complete the account application, indicate the account number assigned to you by the Distributor and mail it to the Distributor, WBC, 150 North Riverside Plaza, Chicago, Illinois 60606.

By Telephone

Opening an Account. See “By Wire.”

Adding to an Account. Call DST at 1-800-635-2886 (in Massachusetts, 1-800-635-2840). You may then pay for your new shares by wire or by mail, except for Class R6 shares which may only be paid for by wire. To add to an existing account by telephone, you must have selected this option on your account application.

HOW TO SELL SHARES (By Mail, by Wire or by Telephone)

You can arrange to take money out of your account by selling (“redeeming”) some or all of your shares. You may give instructions to redeem your shares by mail, by wire or by telephone, as described below.

By Mail

To redeem Class N shares, Class I shares or Class R6 shares by mail, send a written redemption request signed ball account owners to DST Asset Manager Solutions, Inc., P.O. Box 219137, Kansas City, Missouri 64121-9137.

Written redemption requests must include:

•	a letter that contains your name, your assigned account number, the Fund’s name and the dollar amount or number of shares to be redeemed; and

•

any other necessary documents, such as an inheritance tax consent or evidence of authority (for example, letters testamentary), dated not more than 60 days prior to receipt thereof by DST or the Distributor.

By Wire

To redeem some or all of your shares by wire you may contact DST by mail or telephone, as explained herein. To redeem by wire, you must have elected this option on your account application and attached to the application, for Class N shares and Class I shares, a voided, unsigned check or deposit slip for your bank account, and for Class R6 shares, a corporate resolution authorizing those able to act on your behalf.

By Telephone

To redeem shares by telephone, you must have elected this option on your account application. Contact DST at 1-800-635-2886 (in Massachusetts, 1-800-635-2840).

Note: Telephone redemption requests should NOT be directed to the Trust or to the Distributor.

Signature Guarantees. A signature guarantee may be required to redeem Class N shares and Class I shares in certain instances. A signature guarantee is not required for redemptions of Class R6 shares. Signature guarantees must be obtained from a bank that is a member of the FDIC, from a brokerage firm that is a member of FINRA an exchange, or from an eligible guarantor who is a member of, or a participant in, a signature guarantee program. Your redemption request with respect to Class N shares or Class I shares must include a signature guarantee if any of the following situations apply:

•	You wish to redeem shares having a value of $75,000 or more in a single transaction;

•	Your account registration has changed; or

•	You want a check in the amount of your redemption to be mailed to a different address from the one on your account application (address of record).

Signature guarantees, if required, must appear on the written redemption request and on any endorsed stock certificate or stock power.

Redemption Price. The redemption price is the net asset value next calculated after receipt of your redemption request in proper order by the Distributor, Transfer Agent or a designated agent thereof. The redemption price that you receive for your shares may be more or less than the amount that you originally paid for them.

Payment for Redeemed Shares. Payment normally will be mailed to you at the address of record for your account by the third business day after receipt by DST of a redemption request and any other required documentation and after any checks in payment for your shares have cleared.

Under normal conditions, each Fund typically expects to meet redemption requests through the use of the Fund’s holdings of cash or cash equivalents or by selling other Fund assets. A redemption in kind may be used as discussed below.

Delayed Proceeds. The Trust reserves the right to delay delivery of your redemption proceeds—up to seven days—or to honor certain redemptions with securities, rather than cash, as described in the next section.

Redemptions In Kind. The Trust reserves the right to make redemption payments in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the net asset value for the Funds’ shares. In making a redemption payment “in kind,” a Fund will typically distribute a pro rata portion of all securities or other financial assets, subject to certain exclusions approved by the Board of Trustees. Shareholders will receive cash for the portion of excluded securities and a Fund’s holdings of cash and receivables.

Shareholders receiving securities or other financial assets may realize a gain or loss for federal income tax purposes as a result of the redemption, and will incur any costs of sale, as well as the associated inconveniences. Notwithstanding the above, each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90-day period for any one shareholder of record.

Automatic Redemptions. The Trust reserves the right to redeem your shares in any account that, following redemption, is below a specified minimum amount. Currently, the minimum for Class N shares is $2,500 per account for regular accounts and IRAs, for Class I shares is $500,000 per account for regular accounts and IRAs, and for Class R6 shares is $1 million, unless the reduction in value is due solely to market depreciation. Before the redemption is processed, you will be notified that the value of your account has fallen below the minimum and allowed to make an additional investment.

HOW TO EXCHANGE SHARES

(By Mail or by Telephone)

Subject to the following limitations, you may exchange Class N, Class I or Class R6 shares of a Fund for the same class of shares of another William Blair Fund at their relative net asset values so long as the shares to be acquired are available for sale in your state of residence and the other William Blair Fund is open to new investors. Shareholders who purchase Class I shares of the Emerging Markets Leaders Fund solely because they have a brokerage account with WBC and held Class I shares of the Fund on May 1,2010 may only exchange their Class I shares of the Emerging Markets Leaders Fund for Class N shares of another Fund. Exchanges into a closed Fund are precluded unless the shareholder already has an open account in that Fund. Exchanges will be effected by redeeming your shares and purchasing shares of the other William Blair Fund(s) requested. Shares of a Fund with a value in excess of $1 million acquired by exchange from another Fund may not be exchanged thereafter until they have been owned for 15 days (the “15 Day Hold Policy”). Each Fund reserves the right to reject any exchange order for any reason, including excessive, short-term (market-timing) or other abusive trading practices that may disrupt portfolio management. Exchanges will result in the recognition for federal income tax purposes of gain or loss on the shares exchanged. You should obtain and carefully read the prospectus of the William Blair Fund(s) you want to exchange into prior to making an exchange. You may obtain a prospectus by calling 1-800-635-2886 or by going to the Trust’s website atwilliamblairfunds.com.

The Fund will consider requests by holders of Class N shares to convert such shares to Class I shares on a case by case basis, provided eligibility requirements and relevant minimums are met. Class I shares of a Fund may be exchanged for Class R6 shares of the Fund provided that your account meets the eligibility requirements for Class R6 shares and you meet the Class R6 investment minimums discussed above.

By Mail

You may request an exchange of your shares by writing a letter that specifies the Fund name, the account number and the name(s) in which the account is registered, to William Blair Funds, Attention: Exchange Department, P.O. Box 219137, Kansas City, Missouri 64121-9137.

By Telephone

You may also exchange your shares by telephone by completing the appropriate section on your account application. Once your telephone authorization is on file, DST will honor your requests to exchange shares by telephone at 1-800-635-2886 (in Massachusetts, 1-800-635-2840).

Neither the Trust nor DST will be liable for any loss, expense or cost arising out of any telephone request pursuant to the telephone exchange privilege, including any fraudulent or unauthorized request, and you will breathe risk of loss, so long as the Trust or DST reasonably believes, based upon reasonable verification procedures, that the telephonic instructions are genuine. The verification procedures include (1) recording instructions, (2) requiring certain identifying information before acting upon instructions and (3) sending written confirmations.

CONVERSIONS BETWEEN SHARE CLASSES

The Fund will consider requests by holders of Class N shares to convert such shares to Class I shares on a case by case basis, provided eligibility requirements and relevant minimums are met. Class I shares of a Fund may be exchanged for Class R6 shares of the Fund provided that your account meets the eligibility requirements for Class R6 shares and you meet the Class R6 investment minimums discussed above.

GENERAL POLICIES

The following are our general policies regarding the purchase and sale of William Blair Fund shares. The William Blair Funds reserve the right to change these policies at any time. Certain retirement plans and/or financial intermediaries may adopt different policies. Consult your plan or account documents for the policies applicable to you or contact your financial intermediary for more information.

The Fund will consider requests by holders of Class N shares to convert such shares to Class I shares on a case by case basis, provided eligibility requirements and relevant minimums are met. Class I shares of a Fund may be exchanged for Class R6 shares of the Fund provided that your account meets the eligibility requirements for Class R6 shares and you meet the Class R6 investment minimums discussed above.

FAIR VALUATION AND PORTFOLIO HOLDINGS DISCLOSURE

DETERMINATION OF NET ASSET VALUE

When and How Net Asset Value (“NAV”) is Determined

A Fund’s net asset value is the value of its total assets minus its liabilities. The net asset value per share is determined by dividing the Fund’s net asset value by the number of Fund shares outstanding. The price at which a purchase or redemption is effected is based on the next calculation of NAV after the order is placed.

The net asset value per share shall be determined as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is generally 3:00 p.m., Central time (4:00 p.m., Eastern time), on each day when the NYSE is open. The Fund does not price its shares on days when the NYSE is closed for trading.

Quotations of foreign securities in foreign currencies are converted into the United States dollar equivalents at the prevailing market rates as computed by State Street Bank and Trust Company, the Fund’s custodian. Trading in securities on exchanges and over-the-counter markets in Europe and the Far East is normally completed at various times prior to 3:00 p.m., Central time, the current closing time of the NYSE. Trading on foreign exchanges may not take place on every day that the NYSE is open. Conversely, trading in various foreign markets may take place on days when the NYSE is not open and on other days when net asset value is not calculated.

Consequently, the value of the net assets held by the Fund may be significantly affected on days when shares are not available for purchase or redemption.

How the Value of Fund Securities is Determined

U.S. Equity Securities.

The value of U.S. equity securities, including exchange-traded funds, is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, at the mean between the last reported bid and ask prices.

Foreign Equity Securities.

The value of foreign equity securities is generally determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the mean between the last reported bid and ask prices. The Board of Trustees has determined that the passage of time between when the foreign exchanges or markets close and when a Fund computes its net asset value could cause the value of foreign equity securities to no longer be representative or accurate and, as a result, may necessitate that such securities be fair valued. Accordingly, for foreign equity securities, a Fund may use an independent pricing service to fair value price the security as of the close of regular trading on the NYSE in the event of market movement occurring after the close of regular trading on the foreign exchange or market where the security is primarily traded. As a result, a Fund’s value for a security may be different from the last sale price (or the mean between the last reported bid and ask prices).

U.S. and Foreign Fixed Income Securities.

Fixed income securities are generally valued using evaluated prices provided by an independent pricing service or, if a price is not available, the security is valued at the last reported bid price or mean between the last reported bid and the last reported ask (depending on the type of security), in each case obtained by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the market value of a security at a particular point in time. The pricing service determines evaluated prices for fixed income securities using inputs including, but not limited to, recent transaction prices, dealer quotes, transaction prices for securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions. Repurchase agreements and certain privately placed debt securities are valued at cost, which approximates fair value.

Derivative Instruments.

Option contracts on securities, currencies and other financial instruments traded on one or more exchanges are valued at their most recent sale price on the exchange on which they are traded most extensively. Option contracts on foreign indices are valued at the settlement price. Futures contracts (and options and swaps thereon) are valued at the most recent settlement price on the exchange on which they are traded most extensively. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate as supplied by an independent pricing service.

Over-the-Counter (“OTC”) swap contracts are valued by an independent pricing service. Depending on the product and the terms of the transaction, the independent pricing service may use a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates.

Centrally cleared swaps listed or settled on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices.

Other Valuation Factors.

Securities, and other assets, for which a market price is not available or is deemed unreliable (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings), or the value of which is affected by a significant valuation event, are valued at a fair value as determined in good faith by, or under the direction of, the Board of Trustees and in accordance with the Trust’s valuation procedures. The value of fair valued securities may be different from the last sale price (or the mean between the last reported bid and ask prices), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available (i) in the Fund’s Statement of Additional Information relating to this Proxy Statement/Prospectus; and (ii) on the Fund’s website.

FUND EARNINGS

DIVIDENDS AND DISTRIBUTIONS

Income Dividends. The Funds may earn dividends from stocks and interest from bond, money market and other investments, as well as net short-term capital gains from sales of securities, all of which are passed through to shareholders as income dividends as long as expenses do not exceed income.

Capital Gain Distributions. The Funds may realize capital gains whenever they sell securities for a higher price than they paid for them, which then will generally be passed through to shareholders as capital gain distributions to the extent that a Fund’s net long-term capital gains exceed the sum of its net short-term capital losses for such year and any capital loss carryovers available from prior years.

As a shareholder, you are entitled to your portion of a Fund’s net income and gains on its investments. Each Fund passes its earnings along to you as dividends and distributions. Each Fund’s policy is to distribute substantially all net investment income, if any, and all realized net capital gain, if any. All distributions of income and capital gain and any return of capital have the effect of immediately thereafter decreasing net asset value per share. Income dividends and capital gain distributions will be automatically reinvested in additional shares at net asset value on the reinvestment date, unless you specifically request otherwise (see “Shareholder Services and Account Policies—Dividend Options”). Cash payments are made by the Dividend Paying Agent shortly following the investment date.

When Dividends are Paid. All income dividends, if any, and capital gain distributions, if any, generally will be paid annually in December and/or January. Income dividends and any capital gain distributions made by the Funds will vary from year to year. Dividends and distributions may be subject to withholding, as required by the Internal Revenue Service (the “IRS”).

UNDERSTAND THE TAX CONSEQUENCES

As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a tax-advantaged account, the federal income tax implications of your investment in a Fund include the following:

Taxes on Distributions. Each Fund’s distributions from current and accumulated earnings and profits are subject to federal income tax and may also be subject to state or local taxes. Distributions may be taxable at different tax rates depending upon the type of security and the length of time the Fund holds the security generating the income or gain that is distributed. Your distributions are generally taxable when they are paid, whether you take them in cash or reinvest them in additional shares. However, dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid before the following February 1 are treated as having been paid on December 31 of the calendar year declared for federal income tax purposes. After the close of each calendar year, the Funds will inform you of the amount and nature of distributions paid.

Under the federal income tax laws, net investment income, including interest and dividends (other than “qualified dividend income”), and net short-term capital gains are taxed as ordinary income. Distributions of qualified dividend income will generally be taxed to individuals and other non-corporate shareholders at rates applicable to long-term capital gains, provided the Fund and the shareholder each satisfy certain holding period and other requirements. Net capital gain distributions are taxed at long-term capital gain rates regardless of how long you have held your shares. It is anticipated that a portion of the ordinary income dividends for the Fund will be eligible for the dividends-received deduction available to corporate shareholders and for treatment as qualified dividend income available to individual and other non-corporate shareholders.

Taxes on Transactions. Redemptions of Fund shares and exchanges for shares of other William Blair Funds are generally treated as a sale of such shares subject to federal income taxation and possibly state and local taxation. If the shares are held as a capital asset, then you will recognize, subject to the discussion below, capital gain or loss measured by the difference between your basis in your shares and the price that you receive when you sell (or exchange) such shares. The capital gain or loss upon a sale, exchange or redemption of Fund shares will generally be a short-term capital gain or loss if such shares were held for one year or less, and will be a long-term capital gain or loss if such shares were held for more than one year. Long-term capital gains are generally taxable to individuals and other non-corporate shareholders at a maximum federal income tax rate of 20%. Any loss recognized on the redemption of shares held six months or less, however, will be treated as a long-term capital loss to the extent you have received any long-term capital gain dividends on such shares. If you realize a loss on the redemption or exchange of Fund shares and acquire within 30 days before or after such redemption or exchange shares of the same Fund (including through reinvestment of dividends) or substantially identical stock or securities, the two transactions may be subject to the “wash sale” rules of the Code resulting in postponement of the recognition of such loss for federal income tax purposes. Capital losses may be subject to limitations on their use by a shareholder.

An additional 3.8% Medicare contribution tax is imposed on certain net investment income (including income dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Buying a Dividend. If you buy shares before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a distribution, which may be subject to federal income tax as described above. In addition, a Fund’s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when a Fund has a negative return.

Tax Withholding. The Funds may be required to withhold U.S. federal income tax at a rate of 24% on all distributions and redemption proceeds payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications or who have been notified (or when the Fund is notified) by the IRS that they are subject to backup withholding.

The foregoing is only intended as a brief summary of certain federal income tax issues relating to investment in a Fund by shareholders subject to federal income tax. Shareholders should consult their tax adviser about the application of the provisions of the tax laws, including state and local tax laws, in light of their particular situation before investing in a Fund. For a more detailed discussion of federal income taxes, see the Funds’ Statement of Additional Information relating to this Proxy Statement/Prospectus.

APPENDIX D

RECORD DATE, OUTSTANDING SHARES

AND INTERESTS OF CERTAIN PERSONS

As of the Record Date, the following shares of beneficial interest of the Target Fund were outstanding and entitled to vote:

Class	Shares Outstanding
Institutional Class	53,129,625.5

All shareholders of Target Fund will vote together as a single class. Shares have no preemptive or subscription rights.

As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of the class identified of the Target Fund. Shareholders indicated below holding greater than 25% or more of the Target Fund are considered “controlling persons” of the Target Fund under the 1940 Act. To the extent these shareholders have and exercise voting power with respect to shares of the Target Fund, their voting decisions will have a significant effect on the outcome of any matter submitted to shareholders of the Target Fund generally.

Name and Address	% of Target Fund
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	25.38%

MAC & CO ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	23.87%

NORTHERN TRUST AS TRUSTEE FBO OHIOHEALTH CORPORATION PO BOX 92956 CHICAGO IL 60675-2994	8.99%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY REINVEST ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	7.04%

As of the Record Date, the following shares of beneficial interest of the Acquiring Fund were outstanding and entitled to vote:

Class	Shares Outstanding
Class I	2,002,817

All shareholders of Acquiring Fund will vote together as a single class. Shares have no preemptive or subscription rights.

D-1

As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of the class identified of the Acquiring Fund. Shareholders indicated below holding greater than 25% or more of the Acquiring Fund are considered “controlling persons” of the Acquiring Fund under the 1940 Act. To the extent these shareholders have and exercise voting power with respect to shares of the Acquiring Fund, their voting decisions will have a significant effect on the outcome of any matter submitted to shareholders of the Acquiring Fund generally.

NFSC FEBO OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	68.2%

CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	8.4%

NATIONWIDE TRUST CO FSB FBO PARTICIPATING RETIREMENT PLANS (NTC-PLNS) C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	8.3%

D-2

APPENDIX E

FINANCIAL HIGHLIGHTS OF THE ACQUIRING FUND

Small Cap Value Fund

	Class N
	Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$17.47	$15.04	$20.15	$20.18	$16.68
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.09	0.03	0.01	0.04
Net realized and unrealized gain (loss) on investments	(1.38)	2.92	(3.12)	1.50	4.34

Total from investment operations	(1.30)	3.01	(3.09)	1.51	4.38
Less distributions from:
Net investment income	0.05	0.09	—	—	0.04
Net realized gain	3.08	0.49	2.02	1.54	0.84

Total distributions	3.13	0.58	2.02	1.54	0.88

Net asset value, end of year	$13.04	$17.47	$15.04	$20.15	$20.18

Total return (%)	(5.76)	20.09	(15.93)	7.57	26.19
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.71	1.55	1.56	1.55	1.53
Expenses, net of waivers and reimbursements	1.33	1.50	1.50	1.50	1.50
Net investment income (loss), before waivers and reimbursements	0.26	0.49	0.08	(0.01)	0.19
Net investment income (loss), net of waivers and reimbursements	0.64	0.54	0.14	0.04	0.22
Class N net assets at the end of the year (in thousands)	$7,402	$12,672	$16,381	$29,271	$33,359
Portfolio turnover rate (%)	64	116	56	38	33

	Class I
	Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$18.02	$15.50	$20.70	$20.68	$17.08
Income (loss) from investment operations:
Net investment income (loss)	0.11	0.14	0.08	0.06	0.09
Net realized and unrealized gain (loss) on investments	(1.40)	3.01	(3.21)	1.54	4.44

Total from investment operations	(1.29)	3.15	(3.13)	1.60	4.53
Less distributions from:
Net investment income	0.08	0.14	0.05	0.04	0.09
Net realized gain	3.08	0.49	2.02	1.54	0.84

Total distributions	3.16	0.63	2.07	1.58	0.93

Net asset value, end of year	$13.57	$18.02	$15.50	$20.70	$20.68

Total return (%)	(5.57)	20.45	(15.74)	7.85	26.46
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.48	1.31	1.30	1.29	1.29
Expenses, net of waivers and reimbursements	1.08	1.25	1.25	1.25	1.25
Net investment income (loss), before waivers and reimbursements	0.48	0.74	0.36	0.25	0.43
Net investment income (loss), net of waivers and reimbursements	0.88	0.80	0.41	0.29	0.47
Class I net assets at the end of the year (in thousands)	$42,311	$162,093	$475,134	$644,749	$675,272
Portfolio turnover rate (%)	64	116	56	38	33

	Class R6
	Period Ended December 31,
	2020	2019(a)
Net asset value, beginning of year	$18.03	$18.19
Income (loss) from investment operations:
Net investment income (loss)	0.12	0.16
Net realized and unrealized gain (loss) on investments	(1.41)	0.32

Total from investment operations	(1.29)	0.48
Less distributions from:
Net investment income	0.10	0.15
Net realized gain	3.08	0.49

Total distributions	3.18	0.64

Net asset value, end of year	$13.56	$18.03

Total Return (%)*	(5.55)	2.69
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.30	1.17
Expenses, net of waivers and reimbursements	1.03	1.17
Net investment income (loss), before waivers and reimbursements	0.75	1.28
Net investment income (loss), net of waivers and reimbursements	1.02	1.28
Class R6 net assets at the end of the year (in thousands)	$10,188	$513
Portfolio turnover rate (%)*	64	116

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

FINANCIAL HIGHLIGHTS OF THE TARGET FUND

The table that follows presents performance information about the Target Fund. The information is intended to help you understand the Target Fund’s financial performance for the past five fiscal years. Some of this information reflects financial information for a single Target Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Target Fund, assuming all dividends and distributions were reinvested. The information provided below has been audited by BBD, LLP, independent registered public accounting firm, whose report, along with the Target Fund’s financial statements, is included in the Target Fund’s Annual Report. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1-866-234-5426.

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Year ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$28.84	$31.53	$35.04	$27.27	$28.15

Income from Operations:
Net Investment Income*	0.09	0.18	0.06	0.06	0.11
Net Realized and Unrealized Gain (Loss)	(3.89)	1.59	(1.00)	8.61	1.99

Total from Operations	(3.80)	1.77	(0.94)	8.67	2.10

Dividends and Distributions:
Net Investment Income	(0.07)	(0.15)	(0.09)	(0.03)	(0.10)
Net Realized Gain	(1.18)	(4.31)	(2.48)	(0.87)	(2.88)

Total Dividends and Distributions	(1.25)	(4.46)	(2.57)	(0.90)	(2.98)

Net Asset Value, End of Year	$23.79	$28.84	$31.53	$35.04	$27.27

Total Return†	(13.91)%	8.60%	(3.06)%	32.07%	8.79%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$1,181,409	$908,831	$738,558	$768,329	$772,925
Ratio of Expenses to Average Net Assets(1)	0.89%	0.93%	0.93%	0.95%	0.95%
Ratio of Net Investment Income to Average Net Assets	0.37%	0.63%	0.16%	0.17%	0.41%
Portfolio Turnover Rate	27%	31%	31%	30%	32%

*	Per share calculations were performed using average shares for the year.
†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.
(1)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been the same as the ratio reported.

WILLIAM BLAIR FUNDS

Statement of Additional Information

[May    ], 2021

Acquisition of the Assets and Liabilities of: ICM Small Company Portfolio (a series of The Advisors’ Inner Circle Fund) (the “Target Fund”) One Freedom Valley Drive Oaks, PA 19456	By, and in Exchange for, Shares of: William Blair Small Cap Value Fund (a series of William Blair Funds) (the “Acquiring Fund”) 150 North Riverside Plaza Chicago, Illinois 60606

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated [May     ], 2021, relating specifically to the proposed transfer of the assets of the Target Fund to the Acquiring Fund in exchange for the assumption of all of the liabilities of the Target Fund (subject to such limitations as are included in the Agreement and Plan of Reorganization) by the Acquiring Fund and shares of the Acquiring Fund having an aggregate net asset value equal to those of the Target Fund, followed by the complete liquidation of the Target Fund (the “Reorganization”). Unless otherwise indicated, capitalized terms used herein have the same meanings as are given to them in the Proxy Statement/Prospectus. To obtain a copy of the Proxy Statement/Prospectus, please contact William Blair Funds, 150 North Riverside Plaza, Chicago, Illinois 60606, by calling toll-free 1-800-635-2886 or The Advisors’ Inner Circle Fund, P.O. Box 219009 Kansas City, MO 64121-9009 by calling 1-866-234-5426.

DOCUMENTS INCORPORATED BY REFERENCE, INCLUDING FINANCIAL STATEMENTS

This Statement of Additional Information of the Acquiring Fund consists of these introductory pages and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

•	Prospectus for the Target Fund, dated March 1, 2021, as supplemented (Accession Number 0001398344-21-005168);

•	Statement of Additional Information of the Target Fund, dated March 1, 2021 (Accession Number 0001398344-21-005168);

•	Annual Report to shareholders of the Target Fund for the fiscal year ended October 31, 2020 (Accession Number 0001193125-21-006221);

•	Annual Report to shareholders of the Acquiring Fund for the fiscal year ended December 31, 2020 (Accession Number 0000930413-21-000516).

SAI-1

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION

SUBJECT TO COMPLETION

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

WILLIAM BLAIR FUNDS

150 NORTH RIVERSIDE PLAZA

CHICAGO, ILLINOIS 60606

(312) 364-8000

1-800-635-2886

(In Massachusetts 1-800-635-2840)

STATEMENT OF ADDITIONAL INFORMATION

Small Cap Value Fund

Class (Ticker): N (WBVDX) I (BVDIX) R6 (BVDRX)

[May     ], 2021

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the corresponding combined proxy statement and prospectus of the above listed Fund dated [May     ], 2021 (the “Proxy Statement/Prospectus”) relating specifically to the reorganization of the ICM Small Company Portfolio (the “Target Fund”), a series of The Advisors’ Inner Circle Fund (the “Target Fund Trust”), with the William Blair Small Cap Value Fund (the “Acquiring Fund”), a series of William Blair Funds (the “Trust”), and the special meeting of shareholders of the Target Fund that will be held on July 8, 2021. The Proxy Statement/Prospectus may be obtained without charge by calling the Trust at the number listed above.

i

ii

MANAGEMENT OF THE TRUST

Investment Adviser. As stated in the Prospectus, William Blair Investment Management, LLC (“Adviser” or “WBIM”) is the investment adviser and manager for the Acquiring Fund. Pursuant to a management agreement (the “Management Agreement”), the Adviser acts as the Acquiring Fund’s adviser, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services, provides shareholder and information services and permits any of its partners or employees to serve without compensation as trustees or officers of the Acquiring Fund if elected to such positions. In addition to the management fee, the Acquiring Fund pays the expenses of its operations, including a portion of the Trust’s general administrative expenses, allocated on the basis of the Acquiring Fund’s net assets. Expenses that will be borne directly by the Acquiring Fund include, but are not limited to, the following: the fees and expenses of independent auditors, counsel, custodian and transfer agent, costs of reports and notices to shareholders, printing, postage, costs of calculating net asset value, brokerage commissions or transaction costs, taxes, registration fees, the fees and expenses of qualifying the Acquiring Fund and its shares for distribution under federal and state securities laws and membership dues in the Investment Company Institute or any similar organization.

In rendering investment advisory services, the Adviser may use the portfolio management, research and other resources of William Blair International, Ltd. (U.K.) (“William Blair U.K.”), an affiliate of the Adviser. William Blair U.K. is not registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended. William Blair U.K. has entered into a Memorandum of Understanding (“MOU”) with the Adviser pursuant to which William Blair U.K. is considered a “participating affiliate” of the Adviser as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the supervision of a registered adviser. Investment professionals from William Blair U.K. may render portfolio management, research and other services to the Acquiring Fund under the MOU and are subject to supervision by the Adviser.

The Management Agreement continues in effect from year to year for the Acquiring Fund for so long as its continuation is approved at least annually (a) by a majority of the trustees who are not parties to such Management Agreement or interested persons of any such party except in their capacity as trustees of the Trust and (b) by the shareholders of the Acquiring Fund or the Board of Trustees. The Management Agreement may be terminated at any time upon 60 days’ notice by either party. The Acquiring Fund may terminate the Management Agreement either by vote of the Board of Trustees or by majority vote of the outstanding shares of the Acquiring Fund. The Management Agreement may also be terminated at any time either by vote of the Board of Trustees or by majority vote of the outstanding voting shares of the Acquiring Fund if the Adviser were determined to have breached the Management Agreement. The Management Agreement will terminate automatically upon assignment. The Management Agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Acquiring Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Management Agreement.

Upon termination of the Management Agreement and when so requested by the Adviser, the Trust or the Acquiring Fund will refrain from using the name “William Blair” in its name or in its business in any form or combination.

William Blair & Company, L.L.C. is the principal underwriter and distributor of the Trust and is referred to herein as the “Distributor” or “WBC.” WBIM and WBC are referred to herein collectively as “William Blair.”

WBIM and WBC are limited liability companies that are 100% owned by WBC Holdings, L.P., a limited partnership. The affairs of WBIM and WBC are controlled by the general partner of WBC Holdings, L.P., WBC GP L.L.C., which in turn, is controlled by the Executive Committee. The Executive Committee is comprised of Stephanie G. Braming, Ryan J. DeVore, John R. Ettelson, Brent W. Gledhill, John C. Moore and Jon W. Zindel.

Further information about the Target Fund is contained in the Target Fund’s Statement of Additional Information dated March 1, 2021, as it may be amended and/or supplemented from time to time, which is incorporated by reference in this Statement of Additional information. Additional copies of the Target Fund’s Statement of Additional Information may be obtained without charge by calling 1-866-234-5426 or visiting www.icomd.com.

Management Fees. For the services and facilities furnished by the Adviser under the Management Agreement, the Acquiring Fund pays the Adviser a management fee, which is accrued daily and paid monthly on the first business day of the following month. The annual rate for the Acquiring Fund expressed as a percentage of average daily net assets is as follows:

% of Average Daily Net Assets
Acquiring Fund	0.75	%(1)

(1)

Effective March 1, 2021, the management fee rate payable by the Acquiring Fund was reduced to 0.75% of the Fund’s average daily net assets. For the fiscal year ended December 31, 2020, the Fund paid the Adviser a contractual management fee equal to 1.00% of the Fund’s average daily net assets.

Expense Waivers. The Adviser has entered into a contractual agreement with the Acquiring Fund listed below to waive fees and/or reimburse expenses, if necessary, in order to limit the Acquiring Fund’s operating expenses, as a percentage of the Acquiring Fund’s average daily net assets, to the levels reflected in the table below until April 30, 2023 (excluding interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Acquiring Fund’s business). The agreement terminates upon the earlier of April 30, 2023 or the termination of the Management Agreement. With respect to the Small-Mid Cap Core Fund, the Adviser is entitled to recoupment of previously waived fees and reimbursed expenses for a period of three years from October 1, 2019 (the Acquiring Fund’s commencement of operations) to the extent that such recoupment does not cause the annual Fund operating expenses (after the recoupment is taken into account) to exceed both (1) the expense limit in place when such amounts were waived or reimbursed and (2) the Acquiring Fund’s current expense limitation.

	Class N	Class I	Class R6
Acquiring Fund	1.15%	0.89%	0.85%

For the fiscal years ended December 31, 2020, 2019, and 2018, the gross management fees incurred by the Acquiring Fund, related management fee waivers, net management fees after management fee waivers and other expenses reimbursed by the Adviser were as follows:

2020	Gross Management Fee	Management Fee Waiver	Net Management Fee	Expenses Reimbursed
Acquiring Fund(1)	964,364	375,712	588,652	—

(1)

Effective May 1, 2020, the management fee rate payable by the Acquiring Fund was reduced from 1.10% of the Acquiring Fund’s average daily net assets to 0.95% of the Acquiring Fund’s average daily net assets.

2019	Gross Management Fee	Management Fee Waiver	Net Management Fee	Expenses Reimbursed
Acquiring Fund	5,168,174	257,980	4,910,194	—

2018	Gross Management Fee	Management Fee Waiver	Net Management Fee	Expenses Reimbursed
Acquiring Fund	6,874,393	—	6,874,393	312,765

Portfolio Managers

Mark T. Leslie is responsible for the management of the Acquiring Fund and other accounts. As of December 31, 2020, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	0	$—	0	$0
Other pooled investment vehicles	3	142,810,388	0	0
Other advisory accounts	22	821,179,476	0	0

Stephen Livingston is responsible for the management of the Acquiring Fund and other accounts. As of February 28, 2021, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	1	$1,384,704	0	$0
Other pooled investment vehicles	1	50,505,792	0	0
Other advisory accounts	19	824,101,517	0	0

David S. Mitchell is responsible for the management of the Acquiring Fund and other accounts. As of December 31, 2020, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	0	$—	0	$0
Other pooled investment vehicles	3	142,810,388	0	0
Other advisory accounts	22	821,179,476	0	0

Since the portfolio managers manage other accounts in addition to the Acquiring Fund, conflicts of interest may arise in connection with the portfolio managers’ management of the Acquiring Fund’s investments on the one hand and the investments of such other accounts on the other hand. However, the Adviser has adopted policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades. For more information on the policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades, see the section entitled “Brokerage and Fund Transactions” in this Statement of Additional Information.

The compensation of the Adviser’s portfolio managers is based on the firm’s mission: “Empower Colleagues, Deliver Client Success and Engage in our Communities.” Messrs. Leslie, Livingston and Mitchell are Partners of the Adviser. As of December 31, 2020, compensation for Partners of the Adviser consists of a fixed base salary, a share of the firm’s profits and, in most instances, a discretionary bonus, and compensation for Associates of the Adviser consists of a fixed base salary and a discretionary bonus. The discretionary bonus as well as any potential changes to the Partners’ ownership stakes are determined by the head of William Blair’s Investment Management Department and William Blair’s Executive Committee, and are based on both quantitative and qualitative factors, rather than a formula. The discretionary bonus rewards the specific accomplishments in the prior year, including short-term and long-term investment performance, quality of research ideas, and other contributions to the Adviser and its clients. Changes in ownership stake are based on an individual’s sustained, multi-year contribution to long-term investment performance, and to William Blair’s revenue, profitability, intellectual capital and brand reputation. The compensation process is a subjective one (albeit with many checks and balances and quantitative inputs) that takes into account the factors described above. Portfolio managers do not receive any direct compensation based upon the performance of any individual client account. In addition, there is no formula for evaluating the factors.

The following table sets forth, for each portfolio manager, the dollar range of shares owned in the Acquiring Fund that the portfolio manager manages as of December 31, 2020.

Portfolio Manager	Name of Fund	Dollar Range of Shares Owned
Mark T. Leslie	Acquiring Fund	$500,001-$1,000,000
Stephen Livingston	Acquiring Fund	$1-$10,000
David S. Mitchell	Acquiring Fund	Over $1 Million

Distributor. Pursuant to separate Underwriting and Distribution Agreements, William Blair & Company, L.L.C., 150 North Riverside Plaza, Chicago, Illinois 60606, also is the principal underwriter and distributor (“Distributor” or “WBC”) for the continuous offering of shares of the Trust and acts as agent of the Trust in the sale of its shares. The Underwriting Agreement provides that the Distributor will use its best efforts to distribute the Trust’s shares. The Distributor is not compensated under the Underwriting Agreement.

The Distribution Agreement continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Distribution Agreement. The Distribution Agreement may be terminated for the Acquiring Fund at any time without penalty by the Acquiring Fund or the Distributor. The Distribution Agreement may be terminated for the Acquiring Fund by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Distribution Agreement, or a “majority of the outstanding voting securities” of the Acquiring Fund, as defined under the Investment Company Act of 1940 (“1940 Act”). The Distribution Agreement may not be amended to increase the fee to be paid by the Acquiring Fund without approval by a majority of the outstanding voting securities of the Acquiring Fund and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Distribution Agreement.

The Acquiring Fund has also adopted a plan under Rule 12b-1 (“Distribution Plan”) that provides for fees for shareholder/distribution services for Class N shares. Because Rule 12b-1 fees are paid out of the assets of the Acquiring Fund’s Class N shares on an ongoing basis, they will increase the cost of an investment in Class N shares and can cost more than other types of sales charges. For its services under the Distribution Plan, the Distributor receives a shareholder/distribution services fee from the Acquiring Fund, payable monthly, at the annual rate of 0.25% of average daily net assets attributable to Class N shares, respectively, of the Acquiring Fund For the fiscal year ended December 31, 2020, the Distributor received the following in shareholder/distribution services fees from Class N shares of the Acquiring Fund:

Rule 12b-1 Fee
Acquiring Fund	20,159

The Distribution Plan is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to a reimbursement plan that reimburses only for expenses incurred. For the fiscal year ended December 31, 2020, the Distributor made the following payments to financial services firms who assist in distributing or promoting Class N shares of the Acquiring Fund:

Compensation to Financial Services Firms
Acquiring Fund	19,156

For the fiscal year ended December 31, 2020, brokers at the Distributor received $82,692 of the Trust’s Rule 12b-1 fees. The Distributor also paid other Fund distribution-related expenses, including advertising, printing and mailing prospectuses to potential investors and overhead expenses.

The Distribution Plan continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Distribution Plan or a vote of at least a majority of the outstanding voting securities of Class N of the Acquiring Fund. The Distribution Plan may be terminated for the Acquiring Fund at any time without penalty by vote of a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Distribution Plan or by vote of a majority of the outstanding securities of Class N shares of the Acquiring Fund. If the Distribution Plan is terminated in accordance with its terms for the Acquiring Fund, the obligation of the Acquiring Fund to make payments to the Distributor pursuant to the Distribution Plan will cease and the Acquiring Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Acquiring Fund to pay any expenses incurred by the Distributor in excess of its fees under the Distribution Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under the Distribution Plan may or may not be sufficient to compensate the Distributor for its expenses incurred. The Distribution Plan may not be amended to increase materially the fee to be paid by the Acquiring Fund with respect to its Class N shares without approval by a majority of the outstanding voting securities of Class N shares of the Acquiring Fund and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Distribution Plan.

The Distribution Plan may benefit the Acquiring Fund and their respective shareholders, by stimulating sales of shares of the Acquiring Fund and assisting in increasing the asset base of the Acquiring Fund which may result in greater liquidity, more investment flexibility and achievement of greater economies of scale.

The Trustees and officers of the Trust who are also partners or employees of William Blair as indicated under “Trustees and Officers” have a direct or indirect financial interest in the Distribution Plan and related Distribution Agreement. None of the Trustees who are not interested persons of the Trust have any direct or indirect financial interest in the Distribution Plan and related Distribution Agreement.

Other Payments to Third Parties and Affiliates. The Acquiring Fund may reimburse William Blair for fees paid to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-administration, sub-transfer agency and other services provided to shareholders whose shares are held of record in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. Such payments and reimbursements are made only on behalf of Class N and Class I shares of the Acquiring Fund and vary, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or $15 per sub-account maintained by the intermediary.

As described in the Prospectus, William Blair, out of its own resources and without additional cost to the Acquiring Fund or its shareholders, provides additional cash payments to intermediaries for the provision of services. Such payments are in addition to Rule 12b-1 fees and/or record keeping/sub-transfer agency fees paid by the Acquiring Fund. Such payments may be made on behalf of Class N, Class I or Class R6 shares of the Acquiring Fund.

The Distributor currently makes payments from its own assets in connection with the servicing, distribution and/or retention of Acquiring Fund shares that generally range from 0.01% to 0.15% of the assets of the class serviced. These amounts are subject to change at the discretion of the Distributor.

As of April 1, 2021, William Blair anticipates that the following firms may receive additional payments as described above:

ADP Broker-Dealer, Inc.

Charles Schwab & Co.

Charles Schwab Trust Company

Edward D. Jones & Co. L.P.

GWFS Equities, Inc.

John Hancock Retirement Services

Lincoln Retirement Services Company LLC

Massachusetts Mutual Life Insurance Company

Merrill Lynch Wealth Management

Morgan Stanley Smith Barney LLC

National Financial Services, LLC

Nationwide Financial Services, Inc.

Pershing LLC

Principal Life Insurance Company

Prudential Insurance Company of America

Raymond James Financial Services, Inc.

Reliance Trust Company

T. Rowe Price Retirement Plan Services

UBS Financial Services, Inc.

Valic Retirement Services Company

The Vanguard Group, Inc.

Voya Financial Advisors, Inc.

Wells Fargo Advisors, LLC

Wells Fargo Bank

William Blair may enter into additional arrangements or change or discontinue existing arrangements with intermediaries at any time without notice.

In addition to the payments described above, William Blair may make payments to be a named sponsor of investment conferences at which the Acquiring Fund are marketed. Such payments will be from William Blair’s own resources and will not result in any additional costs to the Acquiring Fund or their shareholders.

William Blair pays WBC’s Private Wealth division (“Private Wealth”) in amounts that range from 0.10% to 0.35% of the assets of Private Wealth’s advisory clients invested in the Acquiring Fund’s Class I and Class R6 shares. These revenue sharing payments are made in recognition of the fact that, unlike investments in nonproprietary funds, Private Wealth does not receive any 12b-1 or other sales or asset based compensation for investments made by its clients into the Fund’s Class I and Class R6 shares. William Blair continues to pay the relevant 12b-1 fees to Private Wealth on any assets of Private Wealth’s brokerage clients invested in the Acquiring Fund’s Class N shares. However, William Blair shall not make any revenue sharing payments to Private Wealth on any investments by Private Wealth clients in Class N shares.

The prospect of receiving, or the receipt of, additional compensation or promotional incentives described above by Private Wealth or intermediaries may provide Private Wealth or such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Acquiring Fund over sales of shares of other mutual funds (or non-mutual fund investments) with respect to which Private Wealth or the intermediary does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Acquiring Fund receive to invest on behalf of an investor. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and discuss this matter with your investment dealer/intermediary.

Although the Acquiring Fund may use an intermediary that sells shares of the Acquiring Fund to its customers to effect portfolio transactions for the Acquiring Fund, the Adviser does not consider sales of Fund shares as a factor in the selection of broker-dealers to execute those transactions.

Code of Ethics. The Trust, the Adviser and the Distributor have adopted a joint Code of Ethics (the “Code of Ethics”) in accordance with Rule 17j-1 under the 1940 Act. The Code of Ethics allows access persons to purchase and sell securities for their own accounts, subject to reporting requirements and trading restrictions. The Code of Ethics requires that such persons, among other things, pre-clear their securities transactions, with certain limited exceptions. The Code of Ethics also bans investment personnel from acquiring any securities in an initial public offering. The Code of Ethics prohibits all persons subject to the Code of Ethics from purchasing or selling any security if such person knows or reasonably should know at the time of the transaction that the security was being purchased or sold or was being considered for such purchase or sale by the Acquiring Fund. Finally, the Code of Ethics prohibits members of a portfolio management team from trading a security within seven calendar days prior to the Acquiring Fund or an account managed by that portfolio management team trading in that same security. The foregoing description is qualified in its entirety by the Code of Ethics, a copy of which has been filed with the SEC.

Proxy Voting Policy. The Board of Trustees of the Trust has delegated proxy voting authority to the Adviser, who has agreed to vote the Acquiring Fund’s proxies according to the Adviser’s proxy voting policies and procedures. The Adviser’s Proxy Voting Policy Statement and Procedures (the “Proxy Voting Policy”) provide that the Adviser will vote proxies solely in the best interest of its clients, including the Trust, in their capacity as shareholders of a company. The Proxy Voting Policy addresses, among other things, conflicts of interest that will likely arise between the interests of the Adviser and its affiliates and the interests of the Trust and sets forth the Adviser’s procedures for voting proxies.

The Adviser has engaged Institutional Shareholder Services Inc. (the “Proxy Administrator”) to assist in the administration and voting of proxies. The Adviser’s U.S. Proxy Voting Guidelines and International Proxy Voting Guidelines (the “Guidelines”) set forth the Adviser’s general position on frequent proxy proposals, such as routine matters, shareholder rights, anti-takeover matters, proxy contests, capital structure, executive and director compensation and social and environmental issues. To the extent a particular proposal is not covered by the Guidelines or the Guidelines provide for voting on a “case-by-case” basis, the Proxy Administrator will consult the Adviser’s Proxy Committee, which will review the issues and vote proxies based on information from the company, the Adviser’s internal analysis and third party research services. Although the Guidelines set forth the Adviser’s general position on various proposals, the Adviser may determine under some circumstances to vote contrary to those positions. The Adviser will report any such contrary votes to the Trust’s Board of Trustees.

As indicated above, the Proxy Voting Policy describes the way in which the Adviser will address potential conflicts of interest. If any of the potential conflicts that the Adviser has identified in the Proxy Voting Policy arise with respect to a matter, the Proxy Committee will vote all such proxies in accordance with the Guidelines, unless the Guidelines have no recommendation or provide for a vote on a “case-by-case” basis. In such case, the Proxy Committee will vote consistent with the voting recommendation provided by the Proxy Administrator.

In international markets where share blocking applies, the Adviser typically will not vote proxies due to liquidity constraints. Share blocking is the “freezing” of shares for trading purposes in order to vote proxies. Share blocking typically takes place between one and twenty days before a shareholder meeting, depending on the market. While shares are frozen, they may not be traded. Therefore, there is the potential for a pending trade to fail if trade settlement falls on a date during the blocking period or the Acquiring Fund would not be able to sell a security if portfolio management believed it advisable if share blocking were in effect.

Information about how the Acquiring Fund voted proxies during the most recent 12-month period ended June 30 can be obtained by visiting the Trust’s website at www.williamblairfunds.com or by visiting the SEC’s website at www.sec.gov.

Trustees and Officers.† The trustees and officers of the William Blair Funds, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair and other significant affiliations are set forth below. The address of each officer and trustee is 150 North Riverside Plaza, Chicago, Illinois 60606.

Interested Trustees

Name and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee*
Stephanie G. Braming, 1970(2)	Chairman of the Board and President, previously Senior Vice President	Chairman of the Board and President since 2018, and Senior Vice President 2014 to 2018	Global Head of Investment Management since 2017, portfolio manager (2014 to 2017) and Partner, William Blair	20	Chairman, William Blair SICAV

Arthur J. Simon, 1954(2)	Trustee	Since 2018	General Counsel and Partner, William Blair (2015 to 2020)	20	Director, William Blair SICAV

*	Includes directorships of public companies and other registered investment companies held during the past five years.
(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement, or removal as provided in the Trust’s Declaration of Trust.
(2)	Ms. Braming and Mr. Simon are interested persons of the Trust because they are partners of William Blair, and with respect to Ms. Braming also due to her position as an officer of the Trust.
†

William Blair Investment Management, LLC and William Blair & Company, L.L.C. are collectively referred to in this section as “William Blair”, each of which is a wholly owned subsidiary of WBC Holdings, L.P., which is wholly owned by certain William Blair employees (employee owners are referred to as ‘partners’).

Non-Interested Trustees

Name and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee*
Vann A. Avedisian, 1964	Trustee	Since 2012	Co-founder and Partner, Newbond Holdings (real estate operations) (since 2021); formerly, Principal, Highgate Holdings (hotel investments) (2009 to 2021); co-founder and Managing Director, Oxford Capital Partners Inc. (1994 to 2006)	20	Potbelly Sandwich Works (2001 to 2015 and since 2021)

Kathleen T. Barr, 1955	Trustee	Since 2013	Retired; Chairman of the Governing Council, Independent Directors Council (since 2020); formerly, President, Productive Capital Management, Inc. (registered investment adviser to public entities) and Owner, KT Barr Consulting, LLC (mutual fund and investment management consulting) (2010 to 2013); prior thereto, Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors, LLC in 2009) (2004 to 2010)	20	Muzinich BDC, Inc. (since 2019); Board of Governors, Investment Company Institute (since 2019); Professionally Managed Portfolios (since 2018)

Name and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee*
Daniel N. Leib, 1966(2)	Trustee	Since 2016	Chief Executive Officer, Donnelley Financial Solutions, Inc. (since 2016); formerly, Executive Vice President and Chief Financial Officer (2011 to 2016) and Group Chief Financial Officer (2009 to 2011), R. R. Donnelley & Sons Company	20	Donnelley Financial Solutions, Inc. (since 2016)

Dorri C. McWhorter, 1973	Trustee	Since 2019	Chief Executive Officer, YWCA Metropolitan Chicago (since 2013); formerly, Partner, Crowe LLP (2008 to 2013)(3)	20	Skyway Concession Company, LLC (since 2018); Illinois CPA Society (since 2017); Lifeway Foods, Inc. (since 2020); American Institute of Certified Public Accountants (2013 to 2016); Chicago Finance Exchange (2009 to 2017)

Thomas J. Skelly, 1951	Trustee	Since 2007	Advisory Board Member for various U.S. companies (since 2005); formerly, Managing Partner of various divisions at Accenture (1994 to 2004)	20	Mutual Trust Financial Group (provider of insurance and investment products)

Steven R. Zenz, 1954	Trustee	Since 2018	Consultant, Steven R. Zenz Consulting LLC (merger and acquisition transactions and SEC reporting and filings) (since 2011); formerly, Partner, KPMG LLP (1987 to 2010)(4)	20	Engine Media Holdings, Inc. (media group supporting esports, news streaming and gaming) (2020 to 2021); Frankly Inc. (technology products/services for media industry) (since 2016 to its 2020 acquisition by Engine Media Holdings); Insignia Systems, Inc. (in-store advertising services for consumer packaged goods manufacturers) (2013 to 2019)

*	Includes directorships of public companies and other registered investment companies held during the past five years.
(1)

Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement, or removal as provided in the Trust’s Declaration of Trust. Retirement for Independent Trustees occurs no later than at the conclusion of the calendar year that occurs after the earlier of (a) the Independent Trustee’s 75th birthday or (b) the 17th anniversary of the date that the Independent Trustee became a member of the Board of Trustees.

(2)

The Trust and William Blair use Donnelley Financial Solutions, Inc. (“DFS”) for financial printing and other services. DFS is a public company. The Trust and William Blair in the aggregate paid DFS approximately $188,000 and $214,000 in 2019 and 2020, respectively, for the services provided. DFS’s revenue was approximately $900 million in 2019 and $895 million in 2020. Mr. Leib, as the Chief Executive Officer of DFS, is not directly involved in any of the services provided to the Trust or William Blair and his compensation is not materially affected by the fees DFS receives from the Acquiring Fund and William Blair.

(3)

As a former partner of the audit firm Crowe LLP (formerly, Crowe Horwath LLP), Ms. McWhorter receives distributions of her capital in the firm over time and those distributions were completed in March 2021. The Trust and William Blair made no payments to Crowe LLP over the past three years.

(4)

The Trust engages KPMG to provide foreign tax services in Taiwan. KPMG does not provide audit or audit-related services to the Trust. Mr. Zenz is a former partner of KPMG and receives pension/retirement funds from KPMG.

Officers

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years
Marcelo Assalin, 1973	Senior Vice President	Since 2020	Associate, William Blair (since 2020); formerly, NN Investment Partners (2013-2020)

Thomas Clarke, 1968	Senior Vice President	Since 2011	Partner, William Blair

Daniel Crowe, 1972	Senior Vice President	Since 2016	Partner, William Blair

Robert J. Duwa, 1967	Senior Vice President	Since 2019	Partner, William Blair

Simon Fennell, 1969	Senior Vice President	Since 2013	Partner, William Blair

Andrew G. Flynn, 1961	Senior Vice President	Since 2013	Partner, William Blair

David C. Fording, 1967	Senior Vice President	Since 2006	Partner, William Blair

James S. Golan, 1961	Senior Vice President	Since 2005	Partner, William Blair

James E. Jones, 1977	Senior Vice President	Since 2019	Partner, William Blair

Mark T. Leslie, 1967	Senior Vice President	Since 2005	Partner, William Blair

Stephen Livingston, 1981	Senior Vice President	Since 2021	Partner, William Blair (since 2017); formerly, Associate, William Blair

Kenneth J. McAtamney, 1966	Senior Vice President	Since 2008	Partner, William Blair

Todd M. McClone, 1968	Senior Vice President	Since 2005	Partner, William Blair

David S. Mitchell, 1960	Senior Vice President	Since 2003	Partner, William Blair

John C. Murphy, 1969	Senior Vice President	Since 2014	Partner, William Blair

Casey K. Preyss, 1976	Senior Vice President	Since 2015	Partner, William Blair

David P. Ricci, 1958	Senior Vice President	Since 2006	Partner, William Blair

Lisa D. Rusch, 1970	Senior Vice President Vice President	Since 2020 2018-2020	Partner, William Blair (since 2020); formerly, Associate, William Blair

Ward D. Sexton, 1974	Senior Vice President	Since 2016	Partner, William Blair

Brian D. Singer, 1960	Senior Vice President	Since 2011	Partner, William Blair

Mark C. Thompson, 1976	Senior Vice President	Since 2020	Partner, William Blair

Vivian Lin Thurston, 1972	Senior Vice President	Since 2021	Partner, William Blair

Dan Zelazny, 1971	Senior Vice President	Since 2019	Associate, William Blair (since 2019); formerly, Managing Director, AQR Capital Management (2011-2019)

Ruta Ziverte, 1973	Senior Vice President	Since 2020	Partner, William Blair

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years
(since 2021); formerly, Associate, William Blair (2019-2021), Oppenheimer Funds (2015-2019)

Kathleen M. Lynch, 1971	Vice President	Since 2020	Associate, William Blair

Marco Ruijer, 1975	Vice President	Since 2020	Associate, William Blair (since 2020); formerly, NN Investment Partners (2013-2020)

Paul J. Sularz, 1967	Vice President	Since 2009	Associate, William Blair

John M. Raczek, 1970	Treasurer Assistant Treasurer	Since 2019 2010-2019	Associate, William Blair

Andrew T. Pfau, 1970	Secretary	Since 2009	Associate, William Blair

David M. Cihak, 1982	Assistant Treasurer	Since 2019	Associate, William Blair

Walter R. Randall, Jr., 1960	Chief Compliance Officer and Assistant Secretary	Since 2009	Associate, William Blair

Robert J. Toner, 1967	Assistant Secretary	Since 2016	Associate, William Blair

(1)

The Trust’s officers, except the Chief Compliance Officer, are elected annually by the Board of Trustees. The Trust’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of independent trustees. Length of Time Served for all officers indicates the year the individual became an officer of the Trust.

Board of Trustees. The primary responsibility of the Board of Trustees is to represent the interests of the shareholders of the Trust and to provide oversight of the management of the Trust. The Trust’s day to day operations are managed by the Adviser and other service providers who have been approved by the Board. The Board is currently comprised of eight trustees, six of whom are classified under the 1940 Act as “non-interested” persons of the Trust (“Independent Trustees”) and two of whom are classified as an “interested” person of the Trust (“Interested Trustee”). In light of the general characteristics of the Trust, including the number of funds in the Trust, the nature of such funds’ (including the Acquiring Fund’s) investments and the historical relationship between the Trust and the Adviser, the Board has developed a governance structure that fosters the type of meaningful dialogue between the Adviser and the Independent Trustees that results in an appropriate balance of cooperation with and oversight of the Adviser. The Independent Trustees have appointed Mr. Skelly to serve as Lead Independent Trustee.

The Lead Independent Trustee is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Adviser and counsel to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Trust’s service providers, particularly the Adviser; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee.

Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law. The Board has established three standing committees, the Audit Committee, the Nominating and Governance Committee and the Compliance Committee, each comprised entirely of the Independent Trustees, to which it has delegated certain responsibilities as described below. In addition, the Board has also established a Valuation Committee as discussed further below. Each of the three standing Committees reports its activities to the Board on a regular basis. The Board and its committees meet regularly throughout the year to oversee the Trust’s activities, including reviewing at one or more meetings, the Trust’s arrangements with the Adviser and other service providers, the operation of the Trust’s investment policies, compliance and regulatory matters and the funds’ (including the Acquiring Fund’s) investment performance. The Independent Trustees are represented by independent legal counsel at Board and committee meetings. As part of its general oversight of the Trust, the Board is involved in the risk oversight of the Trust directly and through its committees. The Board reviews the investment performance of the funds in the Trust with the Adviser, including meeting regularly with portfolio managers, at its regularly scheduled quarterly Board meetings. In addition, the Board must approve any material changes to the investment policies or restrictions of the funds in the Trust. With respect to compliance matters, the Board is involved in compliance oversight directly and through its Compliance Committee. The Trust’s Chief Compliance Officer provides the annual compliance report required by Rule 38a-1 under the 1940 Act. With respect to valuation, the Board and its Valuation Committee and Audit Committee oversee a pricing committee comprised of Fund officers and Adviser personnel and the Board has approved Valuation Procedures, including fair valuation procedures, applicable to valuing the securities of the funds in the Trust, which the Board reviews at least annually. The Audit Committee is responsible for monitoring the Trust’s accounting policies, financial reporting and internal control systems, as well as the work of the independent auditors. On a quarterly basis, the Audit Committee also reviews a report from the Chief Compliance Officer and the pricing committee on valuation and pricing matters. The Compliance Committee is primarily responsible for overseeing the administration and operation of the compliance policies and procedures of the Trust and its service providers and assisting the Board in fulfilling its responsibility to oversee regulatory and compliance matters involving the Trust. The Compliance Committee receives a quarterly report from the Chief Compliance Officer regarding the operation of the Trust’s compliance policies and procedures, including any material compliance issues that arose during the quarter and meets in executive session with the Chief Compliance Officer at its quarterly meetings. The Nominating and Governance Committee is primarily responsible for the selection of individuals who would qualify to serve as independent trustees and the nomination of trustees for Board membership and for overseeing the administration of the Trust’s Governance Guidelines and Procedures.

The members of the Audit Committee, all of whom are Independent Trustees, include Messrs. Zenz (Chairman), Avedisian, Leib, and Skelly and Mses. Barr and McWhorter. The Audit Committee held four meetings in 2020.

The members of the Compliance Committee, all of whom are Independent Trustees, include Mses. McWhorter (Chairman) and Barr and Messrs. Avedisian, Leib, Skelly and Zenz. The Compliance Committee held four meetings in 2020.

The members of the Nominating and Governance Committee, all of whom are Independent Trustees, include Messrs. Avedisian (Chairman), Leib, Skelly and Zenz and Mses. Barr and McWhorter. Pursuant to the Trust’s Governance Guidelines and Procedures, shareholders may submit suggestions for Board candidates by sending a resume of a candidate to the Secretary of the Trust for the attention of the Chairman of the Nominating and Governance Committee. The Nominating and Governance Committee held two meetings in 2020.

The members of the Valuation Committee include Mr. Simon (Interested Trustee) and Mr. Leib (Independent Trustee). Ms. Braming has been designated as an alternate member in the event that Mr. Simon is unavailable. The other independent trustees are designated as alternate members in the event that Mr. Leib is unavailable. The Valuation Committee was consulted two times in 2020.

To facilitate shareholder communications with the Board (or with any individual Trustee), shareholders are instructed to forward correspondence (including suggestions for independent trustee candidates) by U.S. mail or other courier service to the Secretary of the Trust, 150 North Riverside Plaza, Chicago, Illinois 60606. Correspondence addressed to the Board will be forwarded to the Chairman of the Nominating and Governance Committee and correspondence addressed to a specific Trustee will be forwarded to that Trustee.

Trustee Qualifications. The following is a brief discussion of the experiences and qualifications that led to the conclusion, as of the date of this Statement of Additional Information, that each current Board member should serve as a Trustee. Generally, the professional, business and educational experience of each Trustee was considered in determining his or her qualifications to serve as a Trustee of the Trust. Each Trustee’s previous record of service, as applicable, as a Trustee or officer of the Trust was considered and served to demonstrate his or her understanding of and commitment to the Trust. With respect to each Trustee, the Board considered, among other factors, the following experiences and qualifications:

The Board considered Vann A. Avedisian’s professional experience serving in various executive positions with companies in the real estate industry, including co-founding and serving as a Managing Director of Oxford Capital Partners, Inc. , directing the capital market activities of Highgate Holdings, where he was a Principal, and, currently, serving as a Partner of Newbond Holdings, which he co-founded. The Board considered the executive, financial, operations and risk management experience that Mr. Avedisian gained over the course of his career. The Board also considered Mr. Avedisian’s experience serving as a director of various private and public organizations, including service as the compensation committee chair of a public company.

The Board considered Kathleen T. Barr’s professional experience serving in various executive positions in the financial services industry, including serving as former owner of a registered investment adviser, Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors, LLC in 2009) . The Board considered the executive, compliance, investment product, distribution, administrative, operations and risk management experience that Ms. Barr gained over the course of her career. The Board also considered Ms. Barr’s experience serving on the board of another mutual fund group and serving as a member of the Board of Governors of the Investment Company Institute and current chair of the Independent Directors Council.

The Board considered Stephanie G. Braming’s professional experience in the financial services industry, including as a Partner of William Blair Investment Management, LLC and William Blair & Company, L.L.C. where she serves on the executive committee and as the global head of William Blair’s Investment Management division. The Board considered the executive, investment and financial experience that Ms. Braming gained over the course of her career. The Board also considered that because of Ms. Braming’s positions with William Blair, she is involved in the day-to-day management of the Adviser and the Trust.

The Board considered Daniel N. Leib’s professional experience serving in various executive positions with companies in the printing, advertising and marketing and retail industries, including currently serving as Chief Executive Officer of Donnelley Financial Solutions, Inc., and prior thereto serving in roles as Executive Vice President, Chief Financial Officer, Senior Vice President and Treasurer, of R.R. Donnelley & Sons Company. The Board considered the executive, financial (including treasury and pension oversight), operations and risk management experience that Mr. Leib gained over the course of his career.

The Board considered the executive, audit, and risk management experience that Dorri C. McWhorter gained over the course of her career. The Board considered Ms. McWhorter’s professional experience as a certified public accountant and auditor, including her experience as a partner at Crowe LLP, where she was responsible for risk consulting, and her experience as Director of Internal Audit for a public company. The Board likewise considered Ms. McWhorter’s executive experience, including her current position as Chief Executive Officer of YWCA Metropolitan Chicago. Further, the Board considered Ms. McWhorter’s service as a board member for various organizations.

The Board considered Arthur J. Simon’s professional training and experience as an attorney and his executive experience gained as a Partner of William Blair Investment Management, LLC and William Blair & Company, L.L.C., including formerly having served on William Blair’s executive committee and as General Counsel of William Blair. The Board considered the legal and executive experience that Mr. Simon gained over the course of his career. The Board considered that because of Mr. Simon’s former position with William Blair, he is involved in the day-to-day management of the Adviser and the Distributor.

The Board considered Thomas J. Skelly’s professional experience serving in various executive positions at Accenture, including his experience as the managing partner of Accenture’s U.S. operations and as the chairman of the Accenture Pension Fund. The Board considered the executive, operations, information technology, financial and investment experience that Mr. Skelly gained over the course of his career. The Board also considered Mr. Skelly’s experience serving as a director or trustee of a public company and various private organizations. Further, the Board considered Mr. Skelly’s service on various advisory boards for private and public companies.

The Board considered Steven R. Zenz’s professional training and experience as a certified public accountant and auditor, including his experience as a partner of KPMG LLP providing advice to clients in a variety of industries and serving as Partner in Charge of KPMG’s Minneapolis-based Investment Banking Practice as well as various other leadership roles within KPMG LLP. The Board considered the executive, financial and audit experience that Mr. Zenz gained over the course of his career. Further, the Board considered Mr. Zenz’s experience serving on the boards of other public and private companies and organizations.

References to the experience and qualifications of the Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Trustee Compensation. Trustees who are not affiliated with the Adviser receive an annual retainer plus fees for attendance at Board and Committee meetings. Fees paid to Trustees for meeting attendance vary depending on whether the meeting is a regular quarterly meeting or a special meeting. Trustees do not receive compensation for attendance at the Valuation Committee meetings. The Lead Independent Trustee and the Chairmen of the Audit Committee, Compliance Committee and Nominating and Governance Committee each receive an additional retainer for serving in such positions. The Independent Trustees receive one-half of the annual retainer in cash and the other half is invested in Fund shares as directed by the Independent Trustees. The Trustees and officers affiliated with the Adviser receive no compensation from the Trust.

The following table sets forth the compensation earned by the Independent Trustees from the Acquiring Fund and the Trust for the fiscal year ended December 31, 2020:

Trustee	Aggregate Compensation from the Acquiring Fund	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from the Trust(1)
Vann A. Avedisian	$2,995	$0	$0	$156,000
Kathleen T. Barr	$2,995	$0	$0	$156,000
Daniel N. Leib	$3,017	$0	$0	$158,000
Dorri C. McWhorter	$2,930	$0	$0	$150,000
Thomas J. Skelly	$3,201	$0	$0	$175,000
Steven R. Zenz	$2,930	$0	$0	$150,000

Total Trustee Compensation	$18,068	$0	$0	$945,000

(1)	As of December 31, 2020, the Trust was offering 20 separate series.

Trustees’ and Officers’ Holdings of Fund Shares. The following table sets forth, for each Trustee, the dollar range of shares owned in the Acquiring Fund as of December 31, 2020, as well as the aggregate dollar range of shares owned in the Trust as of the same date.

Name of Trustee and Dollar Range of Fund Shares Beneficially Owned
	Interested Trustees		Independent Trustees
Name of Fund	Stephanie G. Braming	Arthur J. Simon	Vann A. Avedisian	Kathleen T. Barr	Daniel N. Leib	Dorri C. McWhorter	Thomas J. Skelly	Steven R. Zenz
Acquiring Fund	$10,001-$50,000	None	None	$10,001-$50,000	None	$1- $10,000	None	None
Aggregate Dollar Range of Trust Shares Owned	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

As of December 31, 2020, the Trustees and officers, as a group, owned (or held or shared investment or voting power with respect to) more than 1% of the outstanding shares of the Acquiring Fund listed in the table below. For all other Funds, the Trustees and officers, as a group, owned less than 1% of the outstanding shares of the Acquiring Fund. Shareholders who have the power to vote a large percentage of shares (at least 25%) of the Acquiring Fund can control the Fund and could determine the outcome of a shareholders meeting.

Trustees and officers owned more than 1% of the outstanding shares of the Acquiring Fund.

	Class N		Class I		Class R6
Name of Fund	Number of Shares	Percent of Shares	Number of Shares	Percent of Shares	Number of Shares	Percent of Shares
Acquiring Fund	—	—	205,051	6.58%	28,672	3.82%

Trustees’ Holdings in Certain Affiliates of the Adviser. In addition to investing in the various Funds, Independent Trustees may from time to time invest in limited partnerships that are managed by the Adviser or an affiliate of the Adviser. The Independent Trustees may also from time to time, invest in third party investment ventures in which affiliates and employees of the Adviser also invest. In addition, Messrs. Avedisian and Skelly employ the Adviser to manage assets that they control.

Principal Shareholders. The following table provides certain information as of April 5, 2021 with respect to persons known to the Trust to be record holders of 5% or more of a class of shares of the Acquiring Fund. Shareholders who have the power to vote a large percentage of shares (at least 25%) of the Acquiring Fund can control the Fund and could determine the outcome of a shareholders’ meeting.

Name and Address of Record Owner	Percent of Class’ Outstanding Common Shares
ACQUIRING FUND CLASS I
NFSC
FEBO OUR CUSTOMERS
499 WASHINGTON BLVD	68.45%
ATTN MUTUAL FUNDS DEPT 4TH FL
JERSEY CITY NJ 07310-1995

CHARLES SCHWAB & CO INC
ATTN MUTUAL FUNDS
211 MAIN STREET	8.44%
SAN FRANCISCO CA 94105-1905

NATIONWIDE TRUST CO FSB
FBO PARTICIPATING RETIREMENT PLANS (NTC-PLNS)
C/O IPO PORTFOLIO ACCOUNTINGPO BOX 182029	8.02%
COLUMBUS OH 43218-2029

ACQUIRING FUND CLASS N
TIAA, FSB CUST/TTEE FBO:
RETIREMENT PLANS FOR WHICH
TIAA ACTS AS RECORDKEEPER
ATTN: TRUST OPERATIONS	44.58%
211 N BROADWAY STE 1000
SAINT LOUIS MO 63102-2748

NFSC
FEBO OUR CUSTOMERS
200 LIBERTY STREET	18.20%
499 WASHINGTON BLVD FL 5
JERSEY CITY NJ 07310-2010

TD AMERITRADE INC FOR THE
EXCLUSIVE BENEFIT OF OUR CLIENTS
PO BOX 2226	7.48%
OMAHA NE 68103-2226

PERSHING LLC
1 PERSHING PLZ	6.24%
JERSEY CITY NJ 07399-0001

ACQUIRING FUND CLASS R6
UBATCO & CO FBO ACES TRUST FUND
6811 S 27TH ST	94.56%
LINCOLN NE 68512-4823

Brokerage and Fund Transactions. Decisions on portfolio transactions (including the decision to buy or sell, the appropriate price, allocation of brokerage, use of a broker as agent or dealer as principal and negotiation of commissions) normally are made by the Adviser. In purchasing and selling portfolio securities, the Adviser seeks to obtain the most favorable overall result, taking into account the net price, the method of execution and services provided by the broker.

Portfolio transactions may increase or decrease the return of the Acquiring Fund depending upon the Adviser’s ability to efficiently execute such transactions. A portfolio turnover rate for any year is determined by dividing the lesser of sales or purchases (excluding in either case cash equivalents, such as short-term corporate notes) by the portfolio’s monthly average net assets and multiplying by 100 (with all securities with maturities and expirations of one year or less excluded from the computation). The Acquiring Fund’s turnover rate will vary from year to year due to, among other things, a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the Adviser’s investment outlook. The Acquiring Fund’s portfolio turnover rate varied significantly in 2020 compared to 2019 as a result of a significant redemption order at the end of 2019.

Selection of a broker for a particular portfolio transaction depends on many factors, some of which are subjective and that include the net price, confidentiality, reliability, integrity, size and nature of the transaction and the market in which it is to occur and any research or other services that the broker has provided. The Adviser does not consider the sale of Fund shares in selecting brokers. Transactions in over-the-counter securities are generally executed as principal trades with primary market makers, except where it is believed that a better combination of price and execution could otherwise be obtained. The Adviser determines the overall reasonableness of brokerage commissions and of premiums and discounts on principal transactions (which do not involve commissions) by review of comparable trades for the Adviser’s other clients and in the market generally. If more than one broker is believed to be equally qualified to effect a portfolio transaction, the Adviser may assign the transaction to a broker that has furnished research services, but the Adviser has no agreement or formula as to allocation of brokerage in such circumstances.

The Trust may pay to brokers that provide research and other services to the Adviser a commission higher than another broker might have charged if the Adviser determines that the commission is reasonable in relation to the value of the brokerage and research services that are provided, viewed in terms of either the particular transaction or the Adviser’s overall responsibility to its advisory accounts. The extent to which such commissions exceed commissions solely for execution cannot be determined, but such research and other services, which are involved in portfolio transactions for the Trust and for the Adviser’s other advisory accounts, can be of benefit to both the Trust and such other accounts. The value of research and other services that are provided by brokers who handle portfolio transactions for the Trust cannot be precisely determined and such services are supplemental to the Adviser’s own efforts, which are undiminished thereby. The Adviser does not believe that its expenses are reduced by reason of such services, which benefit the Trust and the Adviser’s other clients. The Adviser receives research products and services from broker/dealers and third parties in the form of written reports on individual companies and industries of particular interest to the Adviser, general economic conditions, pertinent federal and state legislative developments and changes in accounting practices; direct access by telephone or meetings with leading research analysts throughout the financial community and industry experts; comparative performance and evaluation and technical measurement services for issuers, industries and the market as a whole; access to and monitoring of equity valuation models; and services from recognized experts on investment matters of particular interest to the Adviser.

The Adviser also participates in “commission sharing arrangements” and “client commission arrangements” under which the Adviser effects transactions through a broker-dealer and requests that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to the Adviser. The Adviser also utilizes Electronic Communication Networks and other alternative trading platforms (collectively, “ECNs”) to execute trades in connection with commission sharing arrangements. In such instances, the Adviser will execute a trade with the ECN and pay a commission to the ECN. The ECN will then credit a negotiated portion of the commission to a broker as requested by the Adviser for the purpose of funding a pool to be used to pay for research services received by the Adviser from other firms. In addition, the ECN will credit a further portion of the commission to the broker for its services in administering the commission sharing arrangements. The commission sharing and client commission arrangements, as well as the research provided in connection with such arrangements, are intended to comply with Section 28(e) of the Securities Exchange Act of 1934, as interpreted by the SEC. The Adviser believes that participating in commission sharing and client commission arrangements enable the Adviser to consolidate payments for research through one or more channels using accumulated client commissions or credits from transactions executed through a particular broker-dealer or ECN to obtain research provided by other firms. Such arrangements also help to provide the continued receipt of research services while facilitating best execution in the trading process. The Adviser also believes such research services are useful in its investment decision-making process by, among other things, providing access to a variety of high quality research, access to individual analysts and availability of resources that might not be available to the Adviser absent such arrangements.

During the fiscal years ended December 31, 2020, 2019, and 2018, the Acquiring Fund paid total brokerage fees in the amounts shown in the table below. None of the brokerage fees paid by the Acquiring Fund were paid to a broker that was an affiliated person of the Trust or to a broker of which an affiliated person was an affiliated person of the Trust or of the Adviser.

Fund	2020	2019	2018
Acquiring Fund(1)	80,955	637,701	471,371

(1)

The difference in brokerage fees for the Acquiring Fund in 2020 compared to 2019 is a function of a significant redemption order at the end of 2019 which resulted in decreased portfolio transactions and commissions.

The Adviser does not use the Acquiring Fund’s brokerage commissions to pay for non-research items. During the fiscal year ended December 31, 2020, the following amounts of brokerage commissions for the Acquiring Fund were used to pay third parties for third party research.

Fund
Acquiring Fund	7,560

Generally, the investment decisions for the Acquiring Fund is the same as the investment decisions for all of the Adviser’s accounts within the same investment strategy. However, investment decisions for the Acquiring Fund may be reached independently from those for other accounts managed by the Adviser. In addition, some other accounts may make investments in the same type of instruments or securities as the Acquiring Fund at the same time as the Acquiring Fund. Such other accounts may include private investment funds operated by the Adviser that compete directly with the Acquiring Fund for securities—particularly those sold in private placements or initial public offerings (“IPOs”); the Adviser and its personnel may stand to benefit more personally from good investment performance by these private investment funds than by equivalent performance of the Acquiring Fund. In those instances where the Acquiring Fund and another client of the Adviser trade in the same type of instrument at the same time, the Adviser has established trade order aggregation and trade allocation procedures to allocate such trades among its various clients and the Acquiring Fund equitably. In some cases this procedure may affect the size or price of the position obtainable for the Acquiring Fund.

Although the Adviser may execute portfolio transactions for the Acquiring Fund under conditions set forth in applicable rules of the SEC and in accordance with procedures adopted by the Board of Trustees, the Adviser or any affiliated broker-dealer of the Adviser is not compensated for executing portfolio transactions for the Acquiring Fund. The Acquiring Fund may purchase securities from other members of an underwriting syndicate of which the Adviser or an affiliated broker-dealer is a participant, but only under conditions set forth in applicable rules of the SEC and in accordance with procedures adopted by the Board of Trustees.

Disclosure of Portfolio Holdings. The Acquiring Fund does not disseminate nonpublic information about portfolio holdings except in accordance with the Trust’s policies and procedures. The Trust’s policies and procedures governing disclosure of portfolio holdings permit nonpublic portfolio holding information to be shared with the Trust’s service providers and others who generally need access to such information in the performance of their duties and responsibilities, such as the Trust’s Adviser, custodian, pricing services, fund accountants, independent public accountants, attorneys, officers and trustees. In addition, the Acquiring Fund’s portfolio holdings may be discussed with third parties (e.g., broker/dealers) for the purpose of analyzing or trading such securities. Portfolio holding information may also be disclosed to rating agencies and companies that collect information about mutual funds (such as Morningstar, Inc., Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., and Broadridge Financial Solutions, Inc.) only after its public disclosure.

The Acquiring Fund’s complete portfolio holdings as of the end of each calendar month are posted on the Trust’s website, https://www.williamblairfunds.com/investor_services/fund_literature.fs, on or about thirty days after the month-end. This posted information generally remains accessible for thirty days, until the Trust posts the information for the next calendar month to the Trust’s website. The Acquiring Fund’s specific portfolio holdings may be disclosed sooner than fifteen or thirty days, as applicable, after the month-end if they are publicly disseminated (e.g., via the Trust’s website or interviews with the news media).

Any disclosure of portfolio holdings or characteristics not addressed by the Trust’s policies and procedures must be submitted to the Chief Compliance Officer for review before dissemination. Prior to such disclosure, the Chief Compliance Officer must make a good faith determination in light of the facts then known that the Acquiring Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund and that the recipient assents or otherwise has a duty to keep information confidential and agrees in writing not to disclose, trade or make any investment recommendation based on the information received. No compensation or other consideration is received by the Trust or any affiliates of the Trust for disclosure of portfolio holdings information.

The Chief Compliance Officer provides the Board of Trustees or the Compliance Committee thereof with reports of any potential exceptions to, or violations of, the Trust’s policies and procedures governing disclosure of portfolio holdings that are deemed to constitute a material compliance matter. The Acquiring Fund discloses its portfolio holdings to the extent required by law.

INVESTMENT POLICIES AND RESTRICTIONS

The Trust has adopted certain fundamental investment restrictions for the Acquiring Fund that, along with the Acquiring Fund’s investment objective, cannot be changed without approval by holders of a “majority of the outstanding voting securities” of the Acquiring Fund, which is defined in the 1940 Act to mean the lesser of (a) 67% of the shares of the Acquiring Fund at a meeting where more than 50% of the outstanding voting shares of the Acquiring Fund are present in person or by proxy; or (b) more than 50% of the outstanding voting shares of the Acquiring Fund. The Acquiring Fund has elected to be classified as a diversified series of an open-end management investment company. As a diversified series of an open-end management investment company, the Acquiring Fund may not, with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result, (i) more than 5% of the Acquiring Fund’s total assets would be invested in the securities of that issuer or (ii) the Acquiring Fund would hold more than 10% of the outstanding voting securities of that issuer. The Acquiring Fund’s election to be classified as diversified under the 1940 Act may not be changed without approval by holders of a majority of the outstanding voting securities of the Acquiring Fund. All percentage restrictions on investments apply at the time the investment is made and shall not be considered to violate the applicable limitation unless, immediately after or as a result of the investment, a violation of the restriction occurs. There can be no assurance that the Acquiring Fund will meet its investment objective.

Except as otherwise noted, the following fundamental investment restrictions apply to the Acquiring Fund:

Concentration. The Acquiring Fund will not make investments that will result in the concentration (as that term is defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or in tax-exempt securities.

This restriction also does not limit the Acquiring Fund from investing in instruments, such as repurchase agreements, secured by obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The SEC staff currently interprets concentration to mean investing more than 25% of a fund’s net assets in a particular industry or group of industries.

Senior Securities and Borrowing. The Acquiring Fund may not borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

Underwriting. The Acquiring Fund may not underwrite the securities of other issuers, except that the Acquiring Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Real Estate. The Acquiring Fund may not purchase or sell real estate unless the real estate is acquired as a result of ownership of securities or other instruments; and provided that this restriction does not prevent the Acquiring Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interest therein.

Commodities. The Acquiring Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; however, this restriction shall not prevent the Acquiring Fund from engaging in transactions involving futures contracts, options or other derivative instruments or investing in securities that are secured by physical commodities.

Lending. The Acquiring Fund may not make loans, provided that this restriction does not prevent the Acquiring Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, and investing in loans, including assignments and participation interests.

The following are the Acquiring Fund’s non-fundamental operating policies, which may be changed by the Trust’s Board of Trustees without shareholder approval.

The Acquiring Fund may not:

(1)	Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities.

(2)

Sell securities short, unless the portfolio owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff and provided that transactions in futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(3)

Purchase securities on margin, except that the Acquiring Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

Under normal market conditions, the Acquiring Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small cap companies.

The Acquiring Fund will provide shareholders with at least 60 days’ prior notice of any change in its 80% investment policy.

With respect to the Acquiring Fund: the Fund may invest up to 15% of its net assets in foreign securities, which may include American Depository Receipts or substantially similar investments that are based on foreign securities; however, the Acquiring Fund may invest only up to 5% of its net assets directly in foreign securities.

INVESTMENT PRACTICES AND RISKS

The Prospectus describes the Acquiring Fund’s investment objective as well as certain investment policies and investment techniques that the Fund may employ in pursuing its investment objective. The following discussion supplements the discussion contained in the Prospectus, including the Investment Glossary at the end of the Prospectus.

Borrowings. The Acquiring Fund may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements).

Business Development Companies (“BDCs”). Consistent with its investment objective and policies and subject to the limitations of the 1940 Act, the Acquiring Fund may invest in BDCs. BDCs are a type of closed-end fund regulated under the 1940 Act, which typically invest in and lend to small- and medium-sized private companies that may lack access to public equity markets for capital raising. Under the 1940 Act, BDCs must invest at least 70% of the value of their total assets in certain asset types, which are typically the securities of private U.S. businesses. Additionally, BDCs must make available significant managerial assistance to the issuers of such securities. BDCs are not taxed on income distributed to shareholders provided they qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Acquiring Fund will indirectly bear its proportionate share of any management and other expenses charged by the BDCs in which they invest.

Because BDCs typically invest in small and medium-sized companies, a BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are also subject to management risk, including management’s ability to meet the BDC’s investment objective, and management’s ability to manage the BDC’s portfolio during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change.

Convertible Securities. Convertible securities are bonds, notes, debentures, preferred stocks and other securities that are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which the Acquiring Fund may invest are either fixed income or zero coupon debt securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments that provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds.

Derivative Instruments. In General. The Acquiring Fund may use derivative instruments for the purpose of bona fide hedging or risk management as well as to equitize cash in situations involving large cash inflows or anticipated large redemptions.

Derivative instruments are commonly defined to include securities or contracts whose values depend on (or “derive” from) the value of one or more other assets, such as securities, currencies or commodities. These “other assets” are commonly referred to as “underlying assets.” A derivative instrument generally consists of, is based upon or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic “building blocks” of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (“OTC”) options (including caps, floors, collars and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.

An option is a contract in which the “holder” (the buyer) pays a certain amount (“premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset.

A forward is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

The Acquiring Fund can also maintain short positions in forward currency exchange transactions, in which the Acquiring Fund agrees to exchange currency that it does not own at that time for another currency at a future date and specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Acquiring Fund has contracted to receive in the exchange. In some cases (e.g., with respect to forwards that are contractually required to “cash-settle”), under current regulatory requirements, the Acquiring Fund will cover the amount of the daily net (marked-to-market) obligation arising from the transaction, rather than the notional amount of the underlying contract. By covering the amount of the net obligation rather than the notional amount, the Acquiring Fund will have the ability to employ leverage to a greater extent than if it set aside cash or other liquid assets equal to the notional amount of the contract which may increase the risk associated with such transactions.

Hedging. The Acquiring Fund may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or are anticipated to be held in, its portfolio. Derivatives may also be used to “lock-in” realized but unrecognized gains in the value of its portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. To the extent that a hedge matures prior to or after the disposition of the investment subject to the hedge, any gain or loss on the hedge will be realized earlier or later than any offsetting gain or loss on the hedged investment.

Managing Risk. The Acquiring Fund may also use derivative instruments to manage the risks of its portfolio. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations in its portfolio, establishing a position in the derivatives markets as a substitute for buying or selling certain securities, or creating or altering exposure to certain asset classes, such as equity, debt or foreign securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than “traditional” securities (i.e., stocks or bonds) would.

Exchange and OTC Derivatives. Derivative instruments may be exchange-traded or traded in OTC transactions between private parties. Exchange-traded derivatives are standardized derivatives contracts traded on a regulated exchange. Exchange contracts are generally very liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. OTC transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument, and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Risks and Special Considerations. The use of derivative instruments involves risks and special considerations as described below. Risks pertaining to particular derivative instruments are described in the sections that follow.

(1) Market Risk. The primary risk of derivatives is the same as the risk of the underlying assets, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Acquiring Fund to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the ability to predict movements of the securities, currencies and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

(2) Counterparty Risk. The Acquiring Fund will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Acquiring Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

(3) Contractual Default and Cross-Default Risk. A default by the Acquiring Fund under a contract with any single counterparty (or the subsequent termination of such contract), in addition to triggering rights and remedies in favor of the counterparty, may result in or constitute a default by the Acquiring Fund under other contracts with that counterparty (or any of its affiliates) and/or with other counterparties. Any default by the Acquiring Fund under one of its contracts and any action taken by one or more counterparties following the Acquiring Fund’s default could adversely affect the Acquiring Fund and its investing activities.

(4) Correlation Risk. When a derivative transaction is used to hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and the hedged position are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

(5) Liquidity Risk. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange-traded derivatives are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC derivatives are less liquid than exchange-traded derivatives since they often can be closed out only with the other party to the transaction. The Acquiring Fund might be required by current applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts and/or make margin payments when they take positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Acquiring Fund was unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired, matured or was closed out. The requirements might impair the Acquiring Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Acquiring Fund sell a portfolio security at a disadvantageous time. The Acquiring Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Acquiring Fund.

(6) Legal Risk. Legal risk is the risk of loss caused by the legal unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside gain in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(7) Systemic or “Interconnection” Risk. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses at other dealers and destabilize the entire market for OTC derivative instruments.

(8) Regulatory Risk. It is possible that government regulation of the use of derivatives by mutual funds or of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent the Acquiring Fund from using derivatives as a part of its investment strategies. Limits or restrictions applicable to the counterparties with which the Acquiring Fund engages in derivative transactions could also prevent the Acquiring Fund from using certain derivatives.

The futures, options and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, Commodity Futures Trading Commission (“CFTC”) and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of futures, options and swaps transactions in the United States is a changing area of law and is subject to modification by government and judicial action.

In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law on July 21, 2010. The Dodd-Frank Act changed the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a legislative framework for OTC derivatives, including financial instruments, such as swaps, in which the Acquiring Fund may invest. Title VII of the Dodd-Frank Act made broad changes to the OTC derivatives market, grants significant authority to the SEC, the CFTC and other federal regulators to regulate OTC derivatives and market participants, and requires clearing and exchange trading of many OTC derivatives transactions. The CFTC and the SEC finalized the definition of “swap” and “security-based swap” and provided parameters around which contracts will be subject to further regulation under the Dodd-Frank Act.

Provisions in the Dodd-Frank Act include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. While certain of the rules are now effective, other rules are not yet final, so it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on the Acquiring Fund.

General Limitations on Derivatives. The use of derivative instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, the CFTC and various state regulatory authorities. In addition, the Acquiring Fund’s ability to use derivative instruments may be limited by certain tax considerations. Current CFTC requirements subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps, or if the fund markets itself as providing investment exposure to such instruments. To the extent the Acquiring Fund uses CFTC-regulated futures, options and swaps, it intends to do so below such prescribed levels and will not market itself as “commodity pools” or vehicles for trading such instruments. Accordingly, the Adviser has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Acquiring Fund under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Adviser is not, therefore, subject to registration or regulation as a “commodity pool operator” with respect to the Acquiring Fund under the CEA.

Certain derivatives transactions expose the Acquiring Fund to an obligation to make future payments to third parties. Examples of these types of transactions, include, but are not limited to, derivatives such as swaps, futures, forwards, and options.

In order for the Acquiring Fund not to consider certain derivatives transactions borrowings under the 1940 Act, under current regulatory requirements, the Acquiring Fund will either (1) segregate cash or liquid assets (often referred to as “asset segregation”) or (2) otherwise “cover” its future obligations under the transactions such as by holding an offsetting investment. The amount that needs to be segregated for a particular derivative investment will vary by investment. The Acquiring Fund may be required to segregate the entire value of the investment or the daily net (mark-to-market) obligation. To the extent the Acquiring Fund is only required to segregate the daily mark-to-market obligation, the Acquiring Fund will have the ability to employ leverage to a greater extent than if it set aside cash or other liquid assets equal to the notional amount of the contract, which may increase the risk associated with such transactions.

Assets used as segregation or “cover” cannot be sold while the position in the corresponding transaction is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Acquiring Fund’s assets for segregation and “cover” purposes could impede portfolio management or the Acquiring Fund’s ability to meet redemption requests or other current obligations. Segregating assets or otherwise “covering” for these purposes does not necessarily limit the percentage of the assets of the Acquiring Fund that may be at risk with respect to certain derivative transactions.

In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. Subject to certain exceptions, and after an eighteen-month transition period, the final rule requires the Acquiring Fund to trade derivatives (and other transactions that create future payment or delivery obligations) subject to a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. However, subject to certain conditions, funds that do not invest heavily in derivatives may be deemed limited derivatives users and would not be subject to the full requirements of the new rule. These requirements may limit the ability of the Acquiring Fund to use derivatives, short sales, reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Acquiring Fund’s investments and cost of doing business, which could adversely affect investors. In connection with the final rule, the SEC and its staff will rescind and withdraw applicable guidance and relief regarding asset segregation and coverage transactions reflected in the Acquiring Fund’s asset segregation and cover practices discussed above. Compliance with the new rule will be required in August 2022.

Options. An option is a contract in which the “holder” (the buyer) pays a certain amount (“premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price (“strike price” or “exercise price”) at or before a certain time (“expiration date”). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. The Acquiring Fund may buy or write (sell) put and call options on assets, such as securities, currencies, futures, commodities, commodities indices and indices of debt and equity securities and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Acquiring Fund may include European, American and Bermuda style options. If an option is exercisable only at maturity, it is a “European” option; if it is also exercisable prior to maturity, it is an “American” option. If it is exercisable only at certain times, it is a “Bermuda” option.

The purchase of a call option serves as a long position, and the purchase of a put option serves as a short position. Writing put or call options can enable the Acquiring Fund to enhance income by reason of the premiums paid by the purchaser of such options. If the Acquiring Fund uses options for hedging purposes, writing call options may serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Acquiring Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Acquiring Fund could be considered illiquid. Writing put options may serve as a limited long hedge because decreases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Acquiring Fund will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

The Acquiring Fund may effectively terminate a right or obligation under an option by entering into a closing transaction. For example, the Acquiring Fund may terminate an obligation under a call or put option that they had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Acquiring Fund may terminate a position in a put or call option they had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Acquiring Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

The Acquiring Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Acquiring Fund and the other party to the transaction (“counterparty”) (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Acquiring Fund purchase or write an OTC option, they rely on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Acquiring Fund as well as the loss of any expected benefit of the transaction.

The Acquiring Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Acquiring Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Acquiring Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Acquiring Fund, there is no assurance that the Acquiring Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Acquiring Fund might be unable to close out an OTC option position at any time prior to its expiration. If the Acquiring Fund was unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

The Acquiring Fund also may engage in options transactions as described above on securities indices and other financial or commodities indices and, in so doing, can achieve many of the same objectives they would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial or commodities indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from their effectiveness.

Futures Contracts. The Acquiring Fund may enter into contracts for the purchase or sale for future delivery of equity or fixed income securities, foreign currencies and contracts based on financial indices, including indices of U.S. Government securities or equity or foreign government securities, or commodities. The Acquiring Fund may also purchase put and call options, and write covered put and call options, on futures in which they are allowed to invest. If the Acquiring Fund uses futures for hedging purposes, the purchase of futures or call options thereon may serve as a long hedge, and the sale of futures or the purchase of put options thereon may serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Acquiring Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates.

The Acquiring Fund uses futures contracts primarily for the purpose of bona fide hedging or risk management. The Acquiring Fund may, however, use futures contracts to equitize cash as well, particularly in situations involving large cash inflows or anticipated large redemptions. The Acquiring Fund’s primary purpose in entering into futures contracts is to protect the Acquiring Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Acquiring Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Acquiring Fund could enter into a futures contract based upon a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index, as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Acquiring Fund not participating in a market advance. Conversely, if the Acquiring Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Acquiring Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. The Acquiring Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities. Although techniques other than sales and purchases of futures contracts could be used to reduce the Acquiring Fund’s exposure to market or interest rate fluctuations, the Acquiring Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through the use of futures contracts.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument, index, security or commodity for a specified price at a designated date, time and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, security or commodity or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Acquiring Fund realize a gain; if it is more, the Acquiring Fund realize a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Acquiring Fund realizes a gain; if it is less, the Acquiring Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Acquiring Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Acquiring Fund is not able to enter into an offsetting transaction, the Acquiring Fund will continue to be required to maintain the margin deposits on the futures contract.

No price is paid by the Acquiring Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Acquiring Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, “initial margin” consisting of cash and/or other appropriate liquid assets in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Acquiring Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Acquiring Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Acquiring Fund’s obligations to or from a futures broker. When the Acquiring Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Acquiring Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Acquiring Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Acquiring Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Acquiring Fund was unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, they could incur substantial losses. The Acquiring Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Acquiring Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the underlying investments. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the underlying investments. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

Swap Agreements. Swap agreements include total return, interest rate, securities index, commodity, security, currency exchange rate, credit default, variance and volatility swaps and related caps, floors and collars. The Acquiring Fund will use such instruments solely for the purpose of bona fide hedging or risk management, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Acquiring Fund than if the Acquiring Fund had invested directly in an instrument that yielded that desired return or spread. The Acquiring Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Acquiring Fund anticipates purchasing at a later date. Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts (see additional disclosure below regarding recent requirements under the Dodd-Frank Act for the clearing of swaps). In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (e.g., the change in the value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). Swap agreements may include caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that a specified index exceeds a specified rate or amount, or “cap”; floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that a specified index falls below a specified level, or “floor”; and collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against movements in interest or values exceeding given minimum or maximum levels. The amount of the Acquiring Fund’s potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Acquiring Fund’s potential loss if it sells a cap or collar. If the Acquiring Fund buys a cap, floor or collar, however, the Acquiring Fund’s potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

The “notional amount” of a swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Acquiring Fund, the obligations of the parties would be exchanged on a “net basis.” Consequently, the Acquiring Fund’s obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. The Acquiring Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Acquiring Fund) and, under current regulatory requirements, any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating cash and/or other appropriate liquid assets.

Whether the Acquiring Fund’s use of swap agreements will be successful depends, in part, on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, the Acquiring Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Acquiring Fund will enter into swap agreements only with counterparties that the Adviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Acquiring Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. Certain restrictions imposed on the Acquiring Fund by the Code also may limit the Acquiring Fund’s ability to use swap agreements.

The swap market has grown substantially in recent years with a large number of banking firms acting as both principals and agents using standardized swap documentation. As a result, the swap market has become relatively liquid. However, swap agreements may still be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Caps, floors and collars are more recent innovations for which standardized documentation has not been fully developed and, accordingly, swaps with these features are less liquid.

The Dodd-Frank Act requires certain OTC derivatives, such as swaps and security-based swaps (referred to collectively as “swaps”), in which the Acquiring Fund may be authorized to invest to be executed on registered exchanges or through swap execution facilities, cleared through a regulated clearinghouse and publicly reported. The statutory requirements of the Dodd-Frank Act are being implemented primarily through rules and regulations adopted by the SEC, the CFTC, and/or the prudential regulators (described below). The CFTC is responsible for the regulation of most swaps, and has completed most of its rules implementing the Dodd-Frank Act swap regulations. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits. Other federal regulators, including the US Federal Reserve Bank, the US Office of the Comptroller of Currency, the US Federal Deposit Insurance Corporation, the US Farm Credit Administration and the US Federal Housing Finance Authority (collectively, “prudential regulators”) are responsible for adopting rules establishing capital and margin requirements for swap dealers and major swap participants for which there exists an applicable prudential regulator.

As of the date of this Statement of Additional Information, central clearing is required only for certain market participants trading certain swaps, although central clearing for additional swaps is expected to be implemented by the CFTC until the majority of the swaps market is ultimately subject to central clearing. In addition, uncleared OTC swaps will be subject to regulatory collateral requirements that could adversely affect the Acquiring Fund’s ability to enter into swaps in the OTC market. The CFTC, the prudential regulators and the SEC have each completed rulemakings under the Dodd-Frank Act on margin for uncleared OTC swaps (and option agreements that qualify as swaps). The CFTC and prudential regulator variation margin requirements went into effect for the largest swap entities in September 2016, and went into effect for financial end users in March 2017. The CFTC and prudential regulator initial margin requirements, and the SEC variation and initial margin requirements, will likely come into full effect in 2022. Under these regulations, swap dealers (such as sell-side counterparties to swaps), major swap participants, and financial end users (such as buy-side counterparties to swaps who are not physical traders) are required in most instances, to post and collect initial and variation margin for their OTC swaps, depending on the regulatory classification and swap positions of their counterparty. As a result of these requirements, additional capital will be required to be committed to the margin accounts to support transactions involving uncleared OTC swaps and, consequently, these transactions may become more expensive. These developments could adversely impact the profitability (if any) to the Acquiring Fund from entering into these transactions.

Until the mandated rulemaking and regulations are implemented completely, it will not be possible to determine the complete impact of the Dodd-Frank Act and related regulations on the Acquiring Fund, and the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to value or trade. However, it is expected that swap dealers, major market participants and swap counterparties will experience other new and/or additional regulations, requirements, compliance burdens and associated costs. Future legislation and rules may exert a negative effect on the Acquiring Fund, either through limits or requirements imposed on the Acquiring Fund or its counterparties. The swap market could be disrupted or limited as a result of the legislation, and the new requirements may increase the cost of the Acquiring Fund’s investments and of doing business, which could adversely affect the Acquiring Fund’s ability to buy or sell OTC derivatives.

Additional information about certain swap agreements that the Acquiring Fund may be authorized to utilize is provided below.

Total Return Swaps. A total return swap is a contract whereby two parties agree to make payments to each other based on the positive or negative performance of an underlying asset (e.g., security, index or other financial instrument). The payments to be made in connection with a total return swap are calculated with respect to a “notional amount” (i.e., the change in the value of a particular dollar amount invested in the underlying asset). In certain total return swaps, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount.

Interest Rate Swaps. Interest rate swaps involve a commitment between parties to pay either a fixed interest rate or a floating interest rate based on a notional amount of principal. The parties make payments at predetermined intervals throughout the life of the swap. As a payer, the Acquiring Fund would make the fixed payment and receive the floating payment. As a receiver, the Acquiring Fund would make the floating payment and receive the fixed payment.

Additional Derivative Instruments and Strategies. In addition to the derivative instruments and strategies described above and in the Prospectus, the Adviser expects additional derivative instruments and other hedging or risk management techniques to develop from time to time. The Adviser may utilize these new derivative instruments and techniques to the extent that they are consistent with the Acquiring Fund’s investment objective and permitted by the Acquiring Fund’s investment limitations, operating policies and applicable regulatory authorities.

Dividend-Paying Investments Risk. The Acquiring Fund’s investments in dividend-paying securities could cause the Acquiring Fund to underperform other funds that invest in similar asset classes but employ a different investment style. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Additionally, depending upon market conditions and political and legislative responses to market conditions, dividend-paying securities that meet the Acquiring Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. For example, in response to the outbreak of a novel strain of coronavirus (known as COVID-19), the U.S. Government passed the Coronavirus Aid, Relief and Economic Security Act in March 2020, which established loan programs for certain issuers impacted by COVID-19. Among other conditions, borrowers under these loan programs are generally restricted from paying dividends. The adoption of any future legislation could further limit or restrict the ability of issuers to pay dividends. To the extent that dividend-paying securities are concentrated in only a few market sectors, the Acquiring Fund may be subject to the risks of volatile economic cycles and/or conditions or developments that may be particular to a sector to a greater extent than if its investments were diversified across different sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. A sharp rise in interest rates or an economic downturn could cause an issuer to abruptly reduce or eliminate its dividend. This may limit the ability of the Acquiring Fund to produce current income.

Equity Securities. Equity securities include common stocks, preferred stocks and securities convertible into common stocks. Common stock represents an ownership interest in a company. Preferred stock has a preference over common stock in liquidation, but is subordinated to the liabilities of the issuer in all respects. Preferred stock may offer the opportunity for capital appreciation as well as periodic income. The value of the equity securities the Acquiring Fund holds may decrease in response to the activities of an individual company or in response to general market, business and economic conditions. If this occurs, the Acquiring Fund’s share price may also decrease. In addition, there is the risk that individual securities may not perform as expected.

Fixed Income Securities. Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

Interest rate risk is the risk that a fixed income security will lose value because of changes in interest rates. An increase in interest rates may lower the Acquiring Fund’s value and the overall return on your investment. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Currently, interest rates in the United States are near historic lows. Very low or negative interest rates may magnify interest rate risk for the markets as a whole and for the Acquiring Fund. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from the Acquiring Fund’s performance. To the extent the Acquiring Fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Acquiring Fund would generate a negative return on that investment. Rising interest rates may lead to decreased liquidity in the bond markets, making it more difficult for the Acquiring Fund to value or sell some or all of its bond holdings at any given time.

Certain instruments in which the Acquiring Fund may invest rely in some fashion upon the London Interbank Offered Rate (LIBOR). The United Kingdom’s (“UK”) Financial Conduct Authority (“FCA”) has announced plans to discontinue supporting LIBOR and transition away from LIBOR by the end of 2021. However, subsequent announcements by the FCA, the LIBOR administrator and other regulators indicate that it is possible that certain LIBOR tenors may continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Acquiring Fund or on certain instruments in which the Acquiring Fund invests are not known. Various financial industry groups have begun planning for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). The transition process may involve, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by the Acquiring Fund or a reduction in the effectiveness of related Acquiring Fund transactions such as hedges. Various pending legislation, including in the U.S. Congress and the New York state legislature, may affect the transition of LIBOR-based instruments as well by permitting trustees and calculation agents to transition instruments with no LIBOR transition language to an alternative reference rate selected by such agents. Those legislative proposals include safe harbors from liability, which may limit the recourse the Acquiring Fund may have if the alternative reference rate does not fully compensate the Acquiring Fund for the transition of an instrument from LIBOR. It is uncertain whether such legislative proposals will be signed into law. Any such effects, as well as other unforeseen effects, could result in losses to the Acquiring Fund.

Foreign Securities. The Acquiring Fund may invest in foreign securities. Investing in foreign securities involves a series of risks not present in investing in U.S. securities. Most of the foreign securities held by the Acquiring Fund will not be registered with the SEC, nor will the foreign issuers be subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Acquiring Fund than is available concerning U.S. companies. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets and enforcement of existing regulations may be extremely limited. Foreign companies and, in particular, companies in smaller and emerging markets are not generally subject to uniform accounting, auditing and financial reporting standards, or to other regulatory requirements comparable to those applicable to U.S. companies. Financial or accounting information with respect to issuers located in these countries may not reflect the issuer’s financial position in the same way as it would be reflected if the financial and accounting information had been prepared in accordance with U.S. Generally Accepted Accounting Principles. As a result, it may be difficult to assess the value or prospects of an investment in such issuers. It may also be more difficult for shareholders to bring derivative litigation. Moreover, the legal remedies for investors in emerging markets may be more limited than the remedies available in the United States, and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. In addition, emerging countries may have less established accounting and financial reporting systems than those in more developed markets.

The costs attributable to foreign investing that the Acquiring Fund must bear frequently are higher than those attributable to domestic investing; this is particularly true with respect to emerging markets. For example, the costs of maintaining custody of foreign securities exceeds custodian costs for domestic securities and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing. Investment income and capital gains from certain foreign securities in which the Acquiring Fund may invest may be subject to foreign withholding or other taxes that could reduce the return of these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign tax to which the Acquiring Fund would be subject. In addition, the Acquiring Fund may invest in passive foreign investment companies, which are subject to additional federal income tax considerations, as described further in the “General Trust Information—Federal Income Tax Matters” section.

The economies of individual emerging market and developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict the Acquiring Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (v) the absence of a capital market structure or market-oriented economy; and (vi) the possibility that favorable economic developments may be slowed or reversed by unanticipated economic, political or social events in such countries.

In addition, many countries in which the Acquiring Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation in the past. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries.

Investments in some foreign countries may involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, the Acquiring Fund could lose a substantial portion of any investments it has made in the affected countries. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to portfolio shareholders. Further, no accounting standards exist in certain foreign countries.

The Acquiring Fund endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) will be incurred, particularly when the Acquiring Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent the Acquiring Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

Foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Acquiring Fund to make intended security purchases due to settlement problems could cause the Acquiring Fund to miss investment opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Acquiring Fund due to subsequent declines in the value of such portfolio security or, if the Acquiring Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

The system of share registration and custody in some emerging market countries may create certain risks of loss (including in some cases the risk of total loss) and the Acquiring Fund may be required to establish special custodial or other arrangements before making investments in these countries. There is an increased risk of uninsured loss due to lost, stolen or counterfeit stock certificates or unauthorized trading, or other fraudulent activity.

On January 31, 2020, the United Kingdom withdrew from the European Union (the “EU”) (popularly known as “Brexit”). Following withdrawal from the EU, the UK entered into a transition period, during which period EU law continued to apply in the UK. New EU legislation that took effect before the end of the transition period also applies in the UK. The transition period ended on December 31, 2020. On December 30, 2020, the EU and UK signed an agreement on the terms governing certain aspects of the EU’s and the UK’s relationship following the end of the transition period, the EU-UK Trade and Cooperation Agreement (the “TCA”) which is currently in the process of being ratified by the EU’s and UK’s respective parliaments. Notwithstanding the TCA, following the transition period, there is likely to be considerable uncertainty as to the UK’s post-transition framework, and in particular as to the arrangements which will apply to the UK’s relationships with the EU and with other countries, which is likely to continue to develop following December 31, 2020. This uncertainty may have a significant negative effect on the value of the Acquiring Fund’s investments. Additionally, the willingness or ability of financial and other counterparties to enter into transactions may be affected by the UK’s withdrawal. While certain measures are being proposed and/or will be introduced, at the EU level or at the member state level, which are designed to minimize disruption in the financial markets, it is not currently possible to determine whether such measures would achieve their intended effects. The impact of Brexit and the events surrounding the United Kingdom’s withdrawal from the EU may also have an impact on the performance of the Acquiring Fund’s assets or investments economically tied to the United Kingdom or Europe, if any.

Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on the Acquiring Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Acquiring Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions may also have a particularly significant negative affect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Depository Receipts. Foreign securities may be purchased through depository receipts, including American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs and GDRs may be denominated in other currencies and are designed for use in the European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European receipts evidencing a similar arrangement. For purposes of the Funds’ investment policies, ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs, EDRs and GDRs shall be treated as indirect foreign investments. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock. ADR, EDR and GDR depository receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

ADR facilities may be established as either “unsponsored” or “sponsored.” While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders with respect to the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depository receipts.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Forward Foreign Currency Transactions. The foreign securities held by the Acquiring Fund will usually be denominated in foreign currencies and the Acquiring Fund may hold foreign currency in connection with such investments. As a result, the value of the assets held by the Acquiring Fund may be affected favorably or unfavorably by changes in foreign currency exchange rates, by exchange control regulations and by indigenous economic and political developments. Some countries in which the Acquiring Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded. Certain of these currencies have historically experienced a steady devaluation relative to the U.S. dollar. Any continued devaluations in the currencies in which the Acquiring Fund’s securities are denominated may have a detrimental impact on that Fund.

The Acquiring Fund may enter into forward foreign currency contracts (“forward currency contracts”) in an effort to control some of the uncertainties of foreign currency rate fluctuations. The Acquiring Fund may engage in forward currency contracts as an attempt to hedge against changes in foreign currency exchange rates affecting the values of securities that the Acquiring Fund holds or intends to purchase. A forward currency contract is an agreement to purchase or sell a specific currency at a specified future date and price agreed to by the parties at the time of entering into the contract. The Acquiring Fund will not engage in forward currency contracts in which the specified future date is more than one year from the time of entering into the contract. The Acquiring Fund will not enter into a forward currency contract if such contract would obligate the Acquiring Fund to deliver an amount of foreign currency in excess of the value of the Acquiring Fund’s securities or other assets denominated in that currency.

The Acquiring Fund may use forward currency contracts to fix the value of certain securities it has agreed to buy or sell. For example, when the Acquiring Fund enters into a contract to purchase or sell securities denominated in a particular foreign currency, the Acquiring Fund could effectively fix the maximum cost of those securities by purchasing or selling a forward currency contract, for a fixed value of another currency, in the amount of foreign currency involved in the underlying transaction. In this way, the Acquiring Fund can protect the value of securities in the underlying transaction from an adverse change in the exchange rate between the currency of the underlying securities in the transaction and the currency denominated in the forward currency contract during the period between the date the security is purchased or sold and the date on which payment is made or received.

The Acquiring Fund may also use forward currency contracts to hedge the value, in U.S. dollars, of securities it currently owns. For example, if the Acquiring Fund held securities denominated in a foreign currency and anticipated a substantial decline (or increase) in the value of that currency against the U.S. dollar, the Acquiring Fund may enter into a forward currency contract to sell (or purchase), for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of all or a portion of the securities held which are denominated in such foreign currency.

Upon the maturity of a forward currency transaction, the Acquiring Fund may either accept or make delivery of the currency specified in the contract or, at any time prior to maturity, enter into a closing transaction that involves the purchase or sale of an offsetting contract. An offsetting contract terminates the Acquiring Fund’s contractual obligation to deliver the foreign currency pursuant to the terms of the forward currency contract by obligating the Acquiring Fund to purchase the same amount of the foreign currency, on the same maturity date and with the same currency trader, as specified in the forward currency contract. The Acquiring Fund realizes a gain or loss as a result of entering into such an offsetting contract to the extent the exchange rate between the currencies involved moved between the time of the execution of the original forward currency contract and the offsetting contract.

The use of forward currency contracts to protect the value of securities against the decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities the Acquiring Fund owns or intends to acquire, but it does fix a future rate of exchange. Although such contracts minimize the risk of loss resulting from a decline in the value of the hedged currency, they also limit the potential for gain resulting from an increase in the value of the hedged currency. The benefits of forward currency contracts to the Acquiring Fund will depend on the ability of the Adviser to accurately predict future currency exchange rates.

Foreign Currency Futures. The Acquiring Fund may enter into foreign currency futures. Generally, foreign futures contracts will be executed on a U.S. exchange. To the extent they are not, however, engaging in such transactions will involve the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic (U.S.) exchange regulates the activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the exchange may be liquidated by a transaction on the appropriate domestic market. Moreover, applicable laws or regulations will vary depending on the foreign country in which the foreign futures transaction occurs. Therefore, entities (such as the Funds) that trade foreign futures contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, CFTC regulations, the rules of the National Futures Association or those of a domestic (U.S.) exchange. In particular, monies received from customers for foreign futures transactions may not be provided the same protections as monies received in connection with transactions on U.S. futures exchanges. In addition, the price of any foreign futures and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time the order for the futures contract is placed and the time it is liquidated, offset or exercised.

High-Yield/High-Risk Securities. The Acquiring Fund may invest in high-yield/high-risk securities. High-yield/high-risk securities (or “junk” bonds) are debt securities rated below investment grade by the primary rating agencies (such as Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., and Moody’s Investors Service, Inc.).

High-yield securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. Issuers of such high-yield securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high-yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high-yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect the Acquiring Fund’s net asset value.

The Acquiring Fund may have difficulty disposing of certain high-yield securities because they may have a thin trading market. Because not all dealers maintain markets in all high-yield securities, the Acquiring Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and the Acquiring Fund’s ability to dispose of particular issues and may also make it more difficult for the Acquiring Fund to obtain accurate market quotations for purposes of valuing the Acquiring Fund’s assets. Market quotations generally are available on many high-yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high-yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

Illiquid Securities. Illiquid securities are any investment that the Acquiring Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Board of Trustees has adopted a Liquidity Risk Management Program as required by Rule 22e-4 under the 1940 Act, pursuant to which the administrator of the Liquidity Risk Management Program (the “Liquidity Risk Management Program Administrator”) determines and monitors each security’s liquidity. The Board of Trustees has designated the Adviser’s Liquidity Risk Management Committee, which is a multidisciplinary committee comprised of individuals serving in various roles in different departments with the Adviser, as the Liquidity Risk Management Program Administrator.

Dislocations in certain parts of markets are resulting in reduced liquidity for certain investments. It is uncertain when financial markets will improve and economic conditions will stabilize. Liquidity of financial markets may also be affected by government intervention and political, social, health, economic or market developments. During periods of market stress, the Acquiring Fund’s assets could potentially experience significant levels of illiquidity.

Investment Companies. Subject to the provisions of the 1940 Act (including exemptive relief granted by the Securities and Exchange Commission to other registered investment companies on which the Acquiring Fund may rely), the Acquiring Fund may invest in the shares of investment companies that may include exchange-traded funds or business development companies. Investment in other investment companies may provide advantages of diversification and increased liquidity; however, when the Acquiring Fund invests in another investment company, shareholders of the Acquiring Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Acquiring Fund’s fees and expenses. Several foreign governments permit investments by non-residents in their markets only through participation in certain investment companies specifically organized to participate in such markets. In addition, investments in unit trusts and country funds permit diversified investments in foreign markets that are smaller than those in which the Acquiring Fund would ordinarily invest directly. Investments in such pooled vehicles should enhance the geographical diversification of the Acquiring Fund’s assets, while reducing the risks associated with investing in certain smaller foreign markets. Investments in such vehicles should provide increased liquidity and lower transaction costs than are normally associated with direct investments in such markets; however, when the Acquiring Fund invests in another investment company, shareholders of the Acquiring Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Acquiring Fund’s fees and expenses.

In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company beyond the limitations set forth in Section 12(d)(1) of the 1940 Act (commonly known as “fund-of-funds” arrangements) to invest in another investment company. These changes include, among other things, amendments to the existing regulatory framework for fund-of-funds, the adoption of new Rule 12d1-4 under the 1940 Act, and the rescission of certain exemptive relief and the withdrawal of certain no-action letters issued by the SEC and its staff permitting fund-of-funds arrangements. Rule 12d1-4 and the related regulatory changes became effective on January 19, 2021, subject to a one-year transition period after which compliance with the new fund-of-funds regulatory framework and Rule 12d1-4 will be required and the prior fund-of-funds exemptive relief and no-action letters will be rescinded and withdrawn, respectively. These changes and actions may adversely impact the Acquiring Fund’s investment strategies and operations.

Aggressive Investment Technique Risk. Other investment companies may use investment techniques and financial instruments that could be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. Another investment company’s investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Such instruments, particularly when used to create leverage, may expose the other investment company to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index. The use of aggressive investment techniques also exposes another investment company to risks different from, or possibly greater than, the risks associated with investing directly in securities on which the aggressive technique is based, including: 1) the risk that an instrument is temporarily mispriced; 2) credit, performance or documentation risk on the amount each other investment company expects to receive from a counterparty; 3) the risk that securities prices, interest rates and currency markets will move adversely and another investment company will incur significant losses; 4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust another investment company’s position in a particular instrument when desired.

Borrowing/Leverage Risk. Other investment companies may borrow money for investment purposes, commonly referred to as “leveraging.” As a result, the other investment company’s exposure to fluctuations in the price of its assets will be increased as compared to its exposure if the fund did not borrow. Borrowing activities by another investment company will amplify any increase or decrease in the net asset value of the fund. In addition, the interest which the other investment company pays on borrowed money, together with the additional costs of maintaining a borrowing facility, are additional costs borne by the fund and could reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the other investment company compared with what it would have been without borrowing. When the other investment company borrows money it must comply with certain asset coverage requirements, which at times may require the fund to dispose of some of its portfolio holdings even though it may be disadvantageous to do so at the time.

Commodity Risk. Investing in other investment companies that have exposure to investments in the commodities market may subject the Acquiring Fund to greater volatility than investments in traditional securities. Commodities include metals, energy, agricultural products, livestock and minerals. Certain other investment companies may buy certain commodities (such as gold) or may invest in commodity-linked derivative instruments. The value of commodities and commodity contracts are affected by a variety of factors, including, but not limited to: global supply and demand, changes in interest rates, commodity index volatility, and factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargos, government regulation, tariffs and taxes, world events and economic, political and regulatory developments. The Acquiring Fund’s ability to invest in other investment companies that invest in or have exposure to investments in the commodities market may be significantly limited by the federal income tax rules applicable to regulated investment companies.

Concentration Risk. Some other investment companies may be concentrated in a narrow industry. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the other investment company will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments. An index-based other investment company may have significant exposure to individual companies or industry sectors that constitute a significant portion of the referenced index. As a result, such an other investment company will be more susceptible to the risks associated with that specific company or industry sector, which may be different from the risks generally associated with the companies contained in the index. In addition, the Acquiring Fund may invest in investment companies that focus on hedging or alternative investment strategies.

Correlation Risk. There is a risk that changes in the value of hedging instruments used on other investment companies will not match those of the investment being hedged. Other investment companies benchmarked to an inverse multiple of an index should lose value as the index or security underlying such ETF’s benchmark is increasing (gaining value), a result that is the opposite from traditional mutual funds.

Currency Risk. The Acquiring Fund’s assets and net asset value are denominated in U.S. dollars. Investing in other investment companies that have exposure to currencies other than the U.S. dollar involves certain risks. The value of such other investment company’s shares relates directly to the value of foreign securities held by the other investment company. Fluctuations in the price of foreign securities could materially and adversely affect the value of the other investment company’s shares. The price of the currency may fluctuate widely. Several factors may affect the price of the currency, including, but not limited to: debt level and trade deficit; inflation rates of the United States and foreign countries and investors’ expectations concerning inflation rates; investment and trading activities of mutual funds, hedge funds and currency funds; and global or regional political, economic or financial events and situations. In addition, a currency may not maintain its long-term value in terms of purchasing power in the future. When the price of the country’s currency declines relative to another currency, it is expected that the price of another investment company’s holding such a currency will decline as well.

Distressed and Defaulted Securities Risk. The other investment companies may invest in the securities of financially distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

Geographical Concentration Risk. Certain other investment companies that focus their investments in particular countries or geographic regions may be particularly susceptible to economic, political or regulatory events affecting those countries or regions. In addition, currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, other investment companies that focus their investments in a particular geographic region or country may be more volatile than a more geographically diversified fund.

Non-Diversified Risk. Certain other investment companies have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of issuers. This would make the performance of the other investment company more susceptible to a single economic, political or regulatory event than a diversified mutual fund or ETF might be. This risk may be particularly acute with respect to another investment company whose index underlying its benchmark comprises a small number of stocks or other securities.

Large Redemptions. Large redemption activity could result in the Acquiring Fund being forced to sell portfolio securities at a loss or before the Adviser would otherwise decide to do so. In such circumstances, the large redemption activity could adversely affect the Acquiring Fund’s ability to conduct its investment program which, in turn, could adversely impact the Acquiring Fund’s performance. Periods of market illiquidity may exacerbate this risk for fixed income and money market funds. To the extent the Acquiring Fund is invested in a money market fund, regulation applicable to money market funds may subject the Acquiring Fund’s redemption from such money market fund to liquidity fees and/or redemption gates under certain circumstances, including in periods of market illiquidity. Large redemptions may also result in increased expense ratios (including as a result of the Acquiring Fund’s expenses being allocated over a smaller asset base), higher and/or accelerated levels of realized capital gains or losses with respect to the Acquiring Fund’s portfolio securities, higher brokerage commissions and other transaction costs. Large redemptions can also affect the liquidity of the Acquiring Fund’s portfolio because the Acquiring Fund may be unable to sell illiquid securities at its desired time or price or the price at which the securities have been valued for purposes of the Acquiring Fund’s net asset value. Large redemptions may result in the Acquiring Fund no longer remaining at an economically viable size, in which case, the Acquiring Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments in the Acquiring Fund at an inopportune time.

Large Trade Notifications. The Acquiring Fund or its agent may from time to time receive notice that a current or prospective investor will place, or that a financial intermediary has received, a purchase, redemption or exchange order for a large trade in the Acquiring Fund’s shares. The Acquiring Fund may determine to enter into portfolio transactions in anticipation of that order, even though the order may not have been processed at the time the Acquiring Fund entered into such portfolio transactions. This practice provides for a closer correlation between the time shareholders place large trade orders and the time the Acquiring Fund enters into portfolio transactions based on those orders, and may permit the Acquiring Fund to be more fully invested in investment securities, in the case of purchase orders, and to more orderly liquidate its investment positions, in the case of redemption orders. The current or prospective shareholder or financial intermediary, as applicable, may not, however, ultimately process the order. In this case, (i) if the Acquiring Fund enters into portfolio transactions in anticipation of an order for a large redemption of Fund shares; or (ii) if the Acquiring Fund enters into portfolio transactions in anticipation of an order for a large purchase of Fund shares and such portfolio transactions occur on the date on which the current or prospective shareholder or financial intermediary, as applicable, indicated that such order would occur, the Fund will bear any borrowing, trading overdraft or other transaction costs or investment losses resulting from such portfolio transactions. Conversely, the Fund would benefit from any earnings and investment gains resulting from such portfolio transactions.

Lending. The Acquiring Fund has no present intention to lend portfolio securities.

Limited Liability Companies (“LLCs”). Consistent with its investment objective and policies and subject to the limitations of the Code and the 1940 Act, the Acquiring Fund may invest in common units or other securities of LLCs, including preferred units, subordinated units and debt securities. LLC common units represent an equity ownership interest in an LLC, entitling the holder to a share of the LLC’s success through distributions and/or capital appreciation. LLCs typically do not pay federal income tax at the entity level and are typically required by their operating agreements to distribute a large percentage of their current operating earnings. In the event of liquidation, LLC common unit holders have a right to the LLC’s remaining assets after bond holders, other debt holders and preferred unit holders, if any, have been paid in full. LLC common units may trade on a national securities exchange or over-the-counter.

Market Conditions and Events. As global economies and financial markets become increasingly interconnected, political, economic and other conditions and events in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease (such as COVID-19, avian influenza or H1N1/09), epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, may also adversely impact the performance of the Acquiring Fund. Such events may result in, among other things, closing borders, exchange closures, health screenings, healthcare service delays, quarantines, cancellations, supply chain disruptions, lower consumer demand, market volatility and general uncertainty. Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. The Acquiring Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to such conditions and events that affect the instruments in which the Acquiring Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Acquiring Fund’s investment performance. In addition, such negative political and economic conditions and events could disrupt the processes necessary for the Acquiring Fund’s operations.

Moreover, in response to the outbreak of COVID-19, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including, among other things, lowering interest rates. Interest rates in the United States are currently at historically low levels. During periods when interest rates are low (or negative), the Acquiring Fund’s yield (or total return) may also be low and fall below zero. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Acquiring Fund is exposed to such interest rates and/or volatility. Certain European countries and Japan have pursued negative interest rate policies. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with negative value intended to help create self-sustaining growth in the local economy. To the extent the Acquiring Fund holds a debt instrument with a negative interest rate, the Acquiring Fund would generate a negative return on that investment. If negative interest rates become more prevalent in the market, investors may seek to reallocate their investment to other income-producing assets, which could further reduce the value of instruments with a negative yield.

New Companies. The Acquiring Fund may invest its assets in the securities of companies with continuous operations of less than three years (“new companies”). Investments in new companies involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements and accounting standards, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of new companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because such companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Acquiring Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in business prospects than are larger, more established companies. There is typically less publicly available information concerning these companies than for larger, more established ones.

Although investing in securities of these companies offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value. Therefore, an investment in the Acquiring Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in more established, larger companies.

Publicly Traded Partnerships. Publicly traded partnerships are limited partnerships (or limited liability companies), the units of which are listed and traded on a securities exchange. The Acquiring Fund may invest in publicly traded partnerships that are treated as partnerships for federal income tax purposes. These include master limited partnerships (“MLPs”) and other entities qualifying under limited exceptions in the Code. Many MLPs derive income and capital gain from the exploration, development, mining or production, processing, refining, transportation or marketing of any mineral or natural resource, or from real property. The value of MLP units fluctuates predominantly based on prevailing market conditions and the success of the MLP. The Acquiring Fund may purchase common units of an MLP on an exchange as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions, but the Acquiring Fund will be required for federal income tax purposes to include in its taxable income its allocable share of the MLP’s income regardless of whether any distributions are made by the MLP. Thus, if the distributions received by the Acquiring Fund are less than that Fund’s allocable share of the MLP’s income, the Acquiring Fund may be required to sell other securities so that it may satisfy the requirements to qualify as a regulated investment company and avoid federal income and excise taxes. Common units typically have priority as to minimum quarterly distributions. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of MLP units of a particular MLP are also exposed to a remote possibility of liability for the obligations of that MLP under limited circumstances not expected to be applicable to the Acquiring Fund. In addition, the value of the Acquiring Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. If an MLP does not meet current federal income tax requirements to maintain partnership status, or if it is unable to do so because of federal income tax law changes, it would be taxed as a corporation. In that case, the MLP would be obligated to pay federal income tax at the entity level and distributions received by the Acquiring Fund generally would be taxed as dividend income for federal income tax purposes. As a result, there could be a reduction in the Acquiring Fund’s cash flow and there could be a material decrease in the value of that Fund’s shares. The Acquiring Fund will not acquire any interests in MLPs that are believed to expose the assets of the Acquiring Fund to liabilities incurred by the MLP.

Real Estate Investment Trusts (“REITs”). REITs are pooled investment vehicles that typically invest directly in real estate, in mortgages and loans collateralized by real estate, or in a combination of the two. “Equity” REITs invest primarily in real estate that produces income from rentals. “Mortgage” REITs invest primarily in mortgages and derive their income from interest payments. REITs usually specialize in a particular type of property and may concentrate their investments in particular geographical areas. REITs issue stocks and most REIT stocks trade on the major stock exchanges or over-the-counter. REITs are subject to volatility from risks associated with investments in real estate and investments dependent on income from real estate, such as fluctuating demand for real estate and sensitivity to adverse economic conditions. In addition, the failure of a REIT to continue to qualify as a REIT for federal income tax purposes would have an adverse effect upon the value of an investment in that REIT.

Repurchase Agreements. In a repurchase agreement, the Acquiring Fund buys a security at one price and at the time of sale, the seller agrees to repurchase the security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. The Adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Acquiring Fund’s ability to dispose of the underlying securities. The risk to the Acquiring Fund is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the event of default, a repurchase agreement provides that the Acquiring Fund is entitled to sell the underlying collateral. The loss, if any, to the Acquiring Fund will be the difference between the proceeds from the sale and the repurchase price. However, if bankruptcy proceedings are commenced with respect to the seller of the security, disposition of the collateral by the Acquiring Fund may be delayed or limited. Although no definitive creditworthiness criteria are used, the Adviser reviews the creditworthiness of the banks and non-bank dealers with which the Acquiring Fund enters into repurchase agreements to evaluate those risks. The Adviser will review and monitor the creditworthiness of broker-dealers and banks with which the Acquiring Fund enters into repurchase agreements. The Acquiring Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. Government securities to be investments in U.S. Government securities.

Restricted Securities. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the “Securities Act”). Where registration is required, the Acquiring Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Acquiring Fund might obtain a less favorable price than prevailed when it decided to sell. If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Acquiring Fund would be in a position where more of its net assets are invested in illiquid securities, including restricted securities that are not readily marketable (except for 144A Securities and 4(a)(2) commercial paper deemed to be liquid), than is permitted by its investment restrictions, the Acquiring Fund will take such steps as it deems advisable, if any, in accordance with its procedures for monitoring liquidity.

Royalty Income Trusts. A royalty income trust is a trust whose securities are listed on a securities exchange, generally in Canada or the U.S., and that controls an underlying company whose business is the acquisition, exploitation, production and sale of oil and natural gas. Royalty income trusts generally pay out to unit holders the majority of the cash flow that they receive from the production and sale of underlying oil and natural gas reserves. The amount of distributions paid on royalty income trust units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs, as well as on the distribution payout ratio policies adopted. As a result of distributing the bulk of their cash flow to unit holders, the ability of a royalty income trust to finance internal growth through exploration is limited. Royalty income trusts generally grow through acquisition of additional oil and gas properties or producing companies with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt. Royalty income trusts are exposed to many of the same risks as energy and natural resources companies, such as commodity pricing risk, supply and demand risk and depletion and exploration risk.

Small Companies. While smaller companies generally have the potential for rapid growth, investments in smaller companies often involve greater risks than investments in larger, more established companies because smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. In addition, the Acquiring Fund and its investments may be adversely impacted by volatility and other developments associated with market trading activity and investor interest, including those driven by factors unrelated to financial performance or market conditions. The value of investments, particularly short positions or exposures, may fluctuate dramatically in these circumstances. When making large sales, the Acquiring Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities. These risks are intensified for investments in micro-cap companies. Investors should be aware that, based on the foregoing factors, an investment in the Acquiring Fund may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger, more established companies. The Adviser’s research efforts may also play a greater role in selecting securities for the portfolio than in a fund that invests in larger, more established companies.

Special Purpose Acquisition Companies. The Acquiring Fund may invest in stock, warrants and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover operating expenses) in U.S. Government securities, money market securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the SPAC dissolves and returns to investors their pro rata share of the assets. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition that will be subject to shareholder approval. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices.

Temporary Defensive Position. The Acquiring Fund may significantly alter its make-up as a temporary defensive strategy. A defensive strategy will be employed if, in the judgment of the Adviser, investments in the Acquiring Fund’s usual markets or types of investments become decidedly unattractive because of current or anticipated non-normal market conditions, including adverse economic, financial, political and social factors. For temporary defensive purposes, the Acquiring Fund may invest up to 100% of its assets in other types of securities or assets, including high-quality commercial paper, obligations of banks and savings institutions, U.S. Government securities, government agency securities and repurchase agreements, or it may retain funds in cash. At such time as the Adviser determines that the Acquiring Fund’s defensive strategy is no longer warranted, the Acquiring Fund will adjust its portfolio back to its normal complement of securities as soon as practicable. When the Acquiring Fund is invested defensively, it may not meet its investment objective.

U.S. Government Securities. There are two broad categories of U.S. Government-related debt instruments: (a) direct obligations of the U.S. Treasury, and (b) securities issued or guaranteed by U.S. Government agencies.

Examples of direct obligations of the U.S. Treasury are Treasury bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the U.S. Treasury, while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

U.S. Government securities may include “zero coupon” securities that have been stripped by the U.S. Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality.

Interest rates on U.S. Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day U.S. Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the U.S. Government securities in the Acquiring Fund’s portfolio does not guarantee the net asset value of the shares of the Acquiring Fund. There are market risks inherent in all investments in securities and the value of an investment in the Acquiring Fund will fluctuate over time. Normally, the value of investments in U.S. Government securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in U.S. Government securities will tend to decline, and as interest rates fall the value of the Acquiring Fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain mortgage-backed securities, such as Ginnie Mae Certificates. Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of the Acquiring Fund and may even result in losses to the Acquiring Fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of mortgage-backed securities may decline, resulting in the extension of a Fund’s average portfolio maturity. As a result, the Acquiring Fund’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

When-Issued or Delayed Delivery Transactions. The Acquiring Fund may purchase newly issued securities on a when-issued basis and may purchase or sell portfolio securities on a delayed delivery basis (including on a to-be-announced (TBA) basis). When the Acquiring Fund purchases securities on a when-issued or a delayed delivery basis, it becomes obligated to purchase the securities and it has all the rights and risks attendant to ownership of the securities, although delivery and payment occur at a later date. The Acquiring Fund will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. The Acquiring Fund generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security.

At the time the Acquiring Fund makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. Normally, settlement occurs within one month of the purchase or sale.

To the extent the Acquiring Fund engages in when-issued or delayed delivery purchases, it will do so for the purpose of acquiring securities consistent with the Acquiring Fund’s investment objective and policies and not for the purpose of investment leverage or to speculate on interest rate changes. The Acquiring Fund may also engage in when-issued or delayed delivery purchases for the purpose of managing risk associated with interest rate changes. The Acquiring Fund reserves the right to sell securities purchased on a when-issued or delayed delivery basis before the settlement date if deemed advisable.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

General. The public offering price of all share classes of the Acquiring Fund is the next determined net asset value. No initial sales charge or contingent deferred sales charge is imposed. Since the Acquiring Fund’s shares are sold without an initial sales charge, the full amount of the investor’s purchase payment will be invested in shares for the investor’s account. Orders for the purchase of shares of the Acquiring Fund will be confirmed at a price based on the net asset value of that Fund next determined after receipt by the Distributor or the transfer agent of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value (see “General Trust Information—Determination of Net Asset Value”) and transmitted to the Distributor or the transfer agent prior to a specified time before the start of the next business day will be confirmed at a price based on the net asset value determined on the day the order was received by the dealer or financial services firm (“trade date”). The Acquiring Fund reserves the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased.

Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Acquiring Fund’s shares. Some may establish a higher minimum investment requirement than established by the Acquiring Fund. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients’ return. Firms also may hold the Acquiring Fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Acquiring Fund’s transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Acquiring Fund through the Distributor for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their client’s accounts for servicing including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and reimbursement of cash dividends. Such firms may receive compensation from the Acquiring Fund through the Distributor for these services. This Statement of Additional Information should be read in connection with such firms’ material regarding their fees and services.

The Acquiring Fund reserve the right to withdraw all or any part of the offering made by this Statement of Additional Information and reject purchase orders. Also, from time to time, the Acquiring Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Certain financial intermediaries are authorized to accept purchase and redemption orders for the Acquiring Fund’s shares. Those financial intermediaries may also designate other parties to accept purchase and redemption orders on the Acquiring Fund’s behalf. Orders for purchase or redemption will be deemed to have been received by the Trust when such financial intermediaries or their authorized designees accept the orders. Subject to the terms of the contract between the Distributor and the financial intermediary, ordinarily orders will be priced at the Acquiring Fund’s net asset value next computed after acceptance by such financial intermediaries or their authorized designees. Further, if purchases or redemptions of the Acquiring Fund’s shares are arranged and settlement is made at an investor’s election through any other financial intermediary, that financial intermediary may, at its discretion, charge a fee for that service. The Trust and the Distributor each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trust and the Distributor may suspend or terminate the offering of shares of the Acquiring Fund at any time for any reason.

Summary of Fees Paid to William Blair for Class N Shares. In addition to a management fee, under the Distribution Plan, the Acquiring Fund pay a distribution fee to the Distributor, payable monthly, at the annual rate of 0.25% of average daily net assets of the Acquiring Fund attributable to Class N shares. The fee is accrued daily as an expense of Class N shares. Class N shares of the Acquiring Fund may reimburse William Blair for fees paid to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-administration, sub-transfer agency and other services provided to shareholders whose shares are held of record in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. See “Other Payments to Third Parties and Affiliates” for more information.

Summary of Fees Paid to William Blair for Class I Shares. In addition to a management fee, Class I shares of the Acquiring Fund may reimburse William Blair for fees paid to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-administration, sub-transfer agency and other services provided to shareholders whose shares are held of record in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. See “Other Payments to Third Parties and Affiliates” for more information. The Acquiring Fund does not pay a distribution fee for Class I shares.

Summary of Fees Paid to William Blair for Class R6 Shares. Class R6 shares of the Acquiring Fund pay a management fee but do not pay a distribution fee, sub-administration or sub-transfer agency fee.

Share Certificates. Share certificates will not be issued for any share class of the Acquiring Fund.

Suspension of Redemption or Delay in Payment. The Trust may not suspend the right of redemption or delay payment on its shares for more than seven days except (a) during any period when the New York Stock Exchange is closed (other than on weekends and customary holidays); (b) when trading in the markets that the portfolio normally utilizes is restricted or any emergency exists as determined by the SEC, so that disposal of the Acquiring Fund’s investments or determination of its net asset value is not reasonably practicable; or (c) for such other periods as the SEC may permit by order for protection of the Trust’s shareholders.

Special Redemptions. Although it is the present policy of the Acquiring Fund to redeem shares in cash, the Trust reserves the right to pay the redemption price in whole or in part by a distribution of portfolio instruments in lieu of cash, in conformity with the applicable rules of the SEC, taking such instruments at the same value used to determine net asset value and selecting the instruments in such manner as the Board of Trustees may deem fair and equitable. If such a distribution occurs, shareholders receiving instruments and selling them before their maturity could receive less than the redemption value of such instruments and could also incur transaction costs. The Acquiring Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Acquiring Fund is obligated to redeem portfolio shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the portfolio during any 90-day period for any one shareholder of record. Distributions of portfolio instruments in redemption of shares is a taxable event to the redeeming shareholder for federal income tax purposes.

Exchange Privileges. Shareholders of Class N, Class I and Class R6 shares may exchange their shares for shares of the corresponding class of other William Blair Funds in accordance with the provisions set forth in the applicable Fund’s prospectus.

General. Exchanges will be effected by redeeming your shares and purchasing shares of the other William Blair Fund or William Blair Funds requested. Shares of a William Blair Fund with a value in excess of $1 million acquired by exchange from another William Blair Fund may not be exchanged thereafter until they have been owned for 15 days (the “15 Day Hold Policy”). For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including without limitation accounts administered by a financial services firm offering market timing, asset allocation or similar services. The Acquiring Fund reserves the right to reject any exchange order for any reason, including excessive, short-term (market timing) or other abusive trading practices that may disrupt portfolio management. The total value of shares being exchanged must at least equal the minimum investment requirement of the William Blair Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder’s adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other William Blair Funds from dealers, other firms or the Distributor. Exchanges may be accomplished by a written request or by telephone if the shareholder has given authorization. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for the William Blair Funds that are available for sale in the shareholder’s state of residence.

Conversion Privilege. Class N shareholders who are eligible to invest in Class I shares may request a conversion of their Class N shares to Class I shares of the same Fund. Class I shareholders who are eligible to invest in Class R6 shares may request a conversion of their Class I shares to Class R6 shares of the same Fund. The Acquiring Fund will consider such requests on a case by case basis, provided eligibility requirements and relevant minimums are met. For federal income tax purposes, a same-Fund conversion is not expected to result in the realization by the investor of a capital gain or loss.

GENERAL TRUST INFORMATION

Determination of Net Asset Value. For the Acquiring Fund, net asset value is determined as of the close of regular trading on the New York Stock Exchange, which is generally 3:00 p.m., Central time (4:00 p.m., Eastern time). Net asset value is not determined on the days that the New York Stock Exchange is closed, which generally includes the observance of New Year’s Day, Dr. Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value is not required to be computed on a day when no orders to purchase shares were received and no shares were tendered for redemption.

U.S. Equity Securities. The value of U.S. equity securities, including exchange-traded funds, is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, at the mean between the last reported bid and ask prices. Investments in other investment funds which are not traded on an exchange are valued at their respective net asset value per share.

Foreign Equity Securities. The value of foreign equity securities is generally determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the mean between the last reported bid and ask prices. The Board of Trustees has determined that the passage of time between when the foreign exchanges or markets close and when the Acquiring Fund computes its net asset value could cause the value of foreign equity securities to no longer be representative or accurate and, as a result, may necessitate that such securities be fair valued. Accordingly, for foreign equity securities, the Acquiring Fund may use an independent pricing service to fair value price the security as of the close of regular trading on the New York Stock Exchange. As a result, the Acquiring Fund’s value for a security may be different from the last sale price (or the mean between the last reported bid and ask prices).

U.S. and Foreign Fixed Income Securities. Fixed income securities are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the market value of a security at a particular point in time. The pricing service determines evaluated prices for fixed income securities using inputs including, but not limited to, recent transaction prices, dealer quotes, transaction prices for securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions. Repurchase agreements are valued at cost, which approximates fair value.

Derivative Instruments. Option contracts on securities, currencies and other financial instruments traded on one or more exchanges are valued at their most recent sale price on the exchange on which they are traded most extensively. Option contracts on foreign indices are valued at the settlement price. Futures contracts (and options and swaps thereon) are valued at the most recent settlement price on the exchange on which they are traded most extensively. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate as supplied by an independent pricing service.

Over-the-Counter (“OTC”) swap contracts are valued by an independent pricing service. Depending on the product and the terms of the transaction, the independent pricing service may use a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates.

Centrally cleared swaps listed or settled on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices.

Other Valuation Factors. Securities, and other assets, for which a market price is not available, is deemed unreliable (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings), or the value of which is affected by a significant valuation event, are valued at a fair value as determined in good faith by, or under the direction of, the Board of Trustees and in accordance with the Trust’s valuation procedures. The value of fair valued securities may be different from the last sale price (or the mean between the last reported bid and ask prices), and there is no guarantee that a fair valued security will be sold at the price at which the Acquiring Fund is carrying the security.

Federal Income Tax Matters. The following is intended to be a general summary of certain federal income tax consequences of investing in the Acquiring Fund. It is not intended as a complete discussion of all such tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable federal income tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may change or be subject to new interpretation by the courts or the Internal Revenue Service (“IRS”), possibly with retroactive effect. Investors are therefore advised to consult with their tax advisors before making an investment in the Acquiring Fund.

Fund Taxation. Each series (Fund) of the Trust is treated as a separate entity for federal income tax purposes. The Acquiring Fund has qualified and elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to continue to so qualify in the future. As such, and by complying with the applicable provisions of the Code regarding the sources of its income, the amount and timing of its distributions and the diversification of its assets, the Acquiring Fund generally will not be subject to federal income tax on its taxable income (including net short-term and net long-term capital gains) that is distributed to shareholders in accordance with the requirements of the Code. However, the Acquiring Fund would be subject to federal income tax at corporate rates on any undistributed taxable income.

In order to qualify as a regulated investment company, the Acquiring Fund must, among other things, (i) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships (“qualifying income”), (ii) distribute with respect to each taxable year an amount equal to or exceeding the sum of 90% of its “investment company taxable income,” as that term is defined in the Code (which generally includes, among other things dividends, interest and the excess of any net short-term capital gains over net long-term capital losses as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and 90% of its tax-exempt interest income, net of expenses allocable thereto and (iii) at the end of each fiscal quarter (a) maintain at least 50% of the value of its total assets in cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities with such other securities limited, with respect to each issuer, to an amount no more than 5% of the value of the Acquiring Fund’s total assets and 10% of the outstanding voting securities of such issuer and (b) have no more than 25% of the value of its total assets invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Acquiring Fund controls and that are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. The requirements for qualification as a regulated investment company may significantly limit the extent to which the Acquiring Fund may invest in some investments.

The Acquiring Fund intends to declare and make distributions during the calendar year of an amount sufficient to prevent imposition of a nondeductible 4% federal excise tax. The required distribution generally is the sum of (1) at least 98% of the Acquiring Fund’s ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gain net income for the twelve-month period ending on October 31 of such calendar year and (3) the sum of all undistributed ordinary income and capital gain net income from any prior year, less any over-distribution from any prior year.

If in any taxable year the Acquiring Fund fails to qualify as a regulated investment company under the Code, such Fund would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Acquiring Fund in computing its taxable income. In such event, the Acquiring Fund’s distributions (including net tax-exempt interest income and net long-term capital gains, if any), to the extent derived from its current or accumulated earnings and profits, would generally constitute dividends. Such income would generally be eligible for the dividends received deduction available to corporate shareholders. Furthermore, individual and other non-corporate shareholders generally would be able to treat such distributions as “qualified dividend income” eligible for reduced rates of federal income taxation, provided in both cases certain holding period and other requirements are satisfied.

For federal income tax purposes, the Acquiring Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains, if any. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations. As of December 31, 2020, the Acquiring Fund had capital loss carryforwards approximating the amounts indicated (in thousands):

	Available Capital Loss Carryforwards
Fund	Short Term	Long Term	Total
Acquiring Fund	$13,368	—	$13,368

If the Acquiring Fund invests in certain positions, such as zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Acquiring Fund must distribute, at least annually, all or substantially all of its net investment income, including such accrued income, to shareholders to avoid U.S. federal income and excise taxes. Therefore, the Acquiring Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Acquiring Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Acquiring Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accrues, as discussed above.

The Acquiring Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

Special federal income tax provisions may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses or alter the holding periods of certain of the Acquiring Fund’s securities. Specifically, the mark-to-market rules of the Code may require the Acquiring Fund to recognize unrealized gains and losses on certain options on broad-based equity indices, forward contracts, futures and foreign currency futures held by the Acquiring Fund at the end of its taxable year. Under these provisions, 60% of any gain or loss deemed to be recognized at the end of the Acquiring Fund’s taxable year or arising from actual sales of such positions during the taxable year will generally be treated as long-term capital gain or loss, and 40% of any such gain or loss will generally be treated as short-term capital gain or loss. Although certain foreign currency forward contracts and foreign currency futures contracts are marked-to-market, any gain or loss related to foreign currency fluctuations is generally treated as ordinary income or loss under Section 988 of the Code (see below). In addition, the straddle rules of the Code require deferral of certain losses realized on positions of a straddle to the extent that the portfolio has unrealized gains in offsetting positions at year end. Furthermore, the Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing such Fund to realize gain, but not loss, on the position.

Generally, the character of the income or capital gains that the Acquiring Fund receives from another investment company, including certain ETFs, will pass through to the Fund’s shareholders as long as the Acquiring Fund and the other investment company each qualify as regulated investment companies. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, the Acquiring Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when the Acquiring Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Acquiring Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Acquiring Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from the Acquiring Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Acquiring Fund invested directly in the securities held by the investment companies in which it invests.

The Acquiring Fund may invest to a limited degree in publicly traded partnerships that are treated as partnerships for federal income tax purposes. Net income derived from an interest in a qualified publicly traded partnership, which generally includes MLPs, is treated as qualifying income from which the Acquiring Fund must derive 90% of its gross income. However, at the end of each quarter of its taxable year, no more than 25% of the value of the Acquiring Fund’s total assets may be invested in securities of qualified publicly traded partnerships. Income the Acquiring Fund derives from an entity taxed as a partnership but not a qualified publicly traded partnership is treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the Acquiring Fund. For federal income tax purposes, the Acquiring Fund will be taxable on its allocable share of the income of an entity taxed as a partnership regardless of whether the Fund receives any distribution from the partnership. Thus, the Acquiring Fund may be required to sell other securities in order to satisfy the distribution requirements imposed upon regulated investment companies and to avoid federal income and excise taxes. Distributions from a partnership to the Acquiring Fund will constitute a return of capital to the extent of the Acquiring Fund’s basis in the partnership. If the Acquiring Fund’s basis is reduced to zero, distributions will constitute capital gains for federal income tax purposes.

For taxable years beginning after December 31, 2017 and before January 1, 2026, certain income from investments in MLPs is included in the “combined qualified business income amount” that is eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. Regulated investment companies currently cannot pass the special character of this income through to shareholders. As a result, direct investors in MLPs may be entitled to this deduction while investors that invest in the Acquiring Fund that invest in MLPs will not.

The Acquiring Fund may invest to a limited degree in royalty income trusts. Distributions from such trusts will be treated as dividend income eligible under the 90% income test described above if the trust is treated as a corporation for U.S. federal income tax purposes. The Acquiring Fund intends to invest only in royalty income trusts treated as corporations for U.S. federal income tax purposes.

Foreign exchange gains and losses realized by the Acquiring Fund in connection with certain transactions that involve certain foreign currency-denominated securities, certain foreign currency options, foreign currency forward contracts, foreign currencies or payables or receivables denominated in a foreign currency are generally subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. For example, if the Acquiring Fund sold a foreign bond and part of the gain or loss on the sale was attributable to an increase or decrease in the value of a foreign currency, then the currency gain or loss may be treated as ordinary income or loss. If such transactions result in higher net ordinary income, the dividends paid by the Acquiring Fund will be increased.

If the Acquiring Fund receives an “excess distribution” with respect to stock in a passive foreign investment company (“PFIC”), the Fund itself may be subject to federal income tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. A foreign corporation is classified as a PFIC for a taxable year if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Acquiring Fund itself will be subject to U.S. federal income tax (including interest) on the portion, if any, of an excess distribution that is so allocated to prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

The Acquiring Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under a qualified electing fund election that currently is available in certain circumstances, the Acquiring Fund generally would be required to include in its gross income its share of the PFIC’s income and net capital gain annually, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules discussed above relating to the taxation of excess distributions would not apply. In addition, another election may be available that would involve marking to market the Acquiring Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and treated as ordinary income or loss (subject to certain limitations). If this election were made, federal income tax at the Fund level under the PFIC rules would generally be eliminated, but the Acquiring Fund could, in limited circumstances, incur nondeductible interest charges. The Acquiring Fund intends to elect to mark-to-market their investments, if any, in PFICs. The Acquiring Fund’s intention to qualify annually as a regulated investment company may limit its options with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject the Acquiring Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to the Acquiring Fund that did not invest in PFIC shares.

The Acquiring Fund’s investments in REIT equity securities may result in the Acquiring Fund’s receipt of cash in excess of the REIT’s earnings; if the Acquiring Fund distributes these amounts, these distributions could constitute a return of capital to Acquiring Fund shareholders for federal income tax purposes. Investments in REIT equity securities also may require the Acquiring Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Acquiring Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Acquiring Fund from a REIT will not qualify for the corporate dividends received deduction and generally will not constitute qualified dividend income, although such dividends may be eligible for a 20% deduction with respect to individuals, trusts and estates, as described in more detail below.

Under a notice issued by the IRS, a portion of the Acquiring Fund’s income from residual interests in real estate mortgage investment conduits (“REMICs”) or from a REIT (or other pass-through entity) that is attributable to the REIT’s residual interest in a REMIC or an equity interest in a taxable mortgage pool (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides that excess inclusion income of a regulated investment company, such as the Acquiring Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or taxable mortgage pool interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined by the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

Shareholder Taxation. Shareholders will be subject to federal income taxes on distributions made by the Acquiring Fund out of earnings and profits whether received in cash or additional shares of the Acquiring Fund. Distributions of net investment income (including any net short-term capital gain in excess of any net long-term capital loss), other than qualified dividend income, if any, will be taxable to shareholders as ordinary income. Distributions of qualified dividend income, as such term is defined in Section 1(h)(11) of the Code (generally dividends received from U.S. domestic corporations and qualified foreign corporations), by the Acquiring Fund to its non-corporate shareholders generally will be taxed at the federal income tax rates applicable to net capital gain, provided certain holding period and other requirements described below are satisfied at both the Fund and shareholder levels. Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital losses), if any, will be taxable to non-corporate shareholders at a maximum federal income tax rate of 20%, without regard to how long a shareholder has held shares of the Acquiring Fund. Distributions of net investment income received by corporate shareholders of the Acquiring Fund may qualify for the 50% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Acquiring Fund from domestic corporations during the year, provided that certain holding period and other requirements under the Code are satisfied at both the Fund and shareholder levels. Generally, however, dividends received on stocks of foreign issuers are not eligible for the dividends received deduction.

To be eligible for treatment as qualified dividend income, shareholders generally must hold their shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. In order for dividends received by the Acquiring Fund’s shareholders to be treated as qualified dividend income, the Fund must also meet holding period and other requirements with respect to such dividend paying stocks it owns. A dividend will not be treated as qualified dividend income at the Fund level if the dividend is received with respect to any share of stock held for 60 days or fewer during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 90 days or fewer during the 181-day period beginning 90 days before such date). In addition to the above holding period requirements, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level), (1) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (2) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest or (3) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with an exception for stock that is readily tradable on an established securities market in the United States) or (b) treated as a PFIC for its current or preceding taxable year or a surrogate foreign corporation that is not treated as a domestic corporation under Section 7874(b) of the Code.

For taxable years beginning after December 31, 2017 and before January 1, 2026, qualified REIT dividends (i.e., REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. The Acquiring Fund that receives qualified REIT dividends may elect to pass the special character of this income through to its shareholders. To be eligible to treat distributions from the Acquiring Fund as qualified REIT dividends, a shareholder must hold shares of the Acquiring Fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend and the shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If the Acquiring Fund does not elect to pass the special character of this income through to shareholders or if a shareholder does not satisfy the above holding period requirements, the shareholder will not be entitled to the 20% deduction for the shareholder’s share of the Acquiring Fund’s qualified REIT dividend income while direct investors in REITs may be entitled to the deduction.

Distributions declared by the Acquiring Fund during October, November or December to shareholders of record during such months and paid by January 31 of the following year will be treated for federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which they are declared, rather than in the calendar year in which they are received. After the close of each calendar year, the Acquiring Fund will notify its shareholders of the amount and type of dividends and distributions it paid.

Gain or loss realized upon a redemption or other disposition (such as an exchange) of shares of the Acquiring Fund by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such a period, as short-term capital gain or loss. Any loss on the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any net capital gain dividends paid to the shareholder with respect to such shares. Any loss a shareholder realizes on a sale or exchange of shares will be disallowed if the shareholder acquires other shares of the Acquiring Fund (whether through the automatic reinvestment of dividends or otherwise) or substantially identical stock or securities within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale or exchange of the shares. In such case, the shareholder’s basis in the shares acquired will be adjusted to reflect the disallowed loss. Capital losses may be subject to limitations on their use by a shareholder.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Acquiring Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

When a shareholder opens an account, IRS regulations require that the shareholder provide a taxpayer identification number (TIN), certify that it is correct, and certify that he, she or it is not subject to backup withholding under IRS regulations. If a shareholder fails to provide a TIN or the proper tax certifications, the Acquiring Fund is required to withhold 24% of all the distributions (including dividends and capital gain distributions) and redemption proceeds paid to the shareholder. The Acquiring Fund is also required to begin backup withholding on an account if the IRS instructs it to do so. Amounts withheld may be applied to the shareholder’s federal income tax liability and the shareholder may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.

Foreign Taxation. Investment income received or capital gains recognized by the Acquiring Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

The Acquiring Fund may qualify for and make an election permitted under the “pass through” provisions of Section 853 of the Code, which allows a regulated investment company to elect to have its foreign tax credit taken by its shareholders. To be eligible for this credit, more than 50% of the value of the Acquiring Fund’s total assets at the close of its taxable year must consist of stock or securities in foreign corporations, and the Acquiring Fund must have distributed at least 90% of its (i) investment company taxable income (determined without regard to the deduction for dividends paid) and (ii) net tax-exempt interest income, if any, for such taxable year.

If the Acquiring Fund makes this election, it may not take any foreign tax credit and may not take a deduction for foreign taxes paid. However, the Acquiring Fund would be allowed to include the amount of foreign taxes paid in its dividends paid deduction. Each shareholder would include in his, her or its gross income, and treat as paid by such shareholder, his, her or its proportionate share of the foreign taxes paid by the Fund and may take either a credit or deduction for such foreign taxes on his, her or its federal income tax return, subject in each case to certain limitations contained in the Code. No deduction may be claimed by a shareholder who does not itemize deductions for federal income tax purposes.

If the Acquiring Fund is not eligible for the election to pass through to its shareholders their proportionate shares of any foreign taxes paid by the Acquiring Fund, shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by the Acquiring Fund and will not be required to include such taxes in their gross income.

If the U.S. Government were to impose any restrictions, through taxation or other means, on foreign investments by U.S. investors the Board of Trustees will promptly review the Acquiring Fund’s policies to determine whether significant changes in its investments are appropriate.

Other Taxes. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisors regarding the application of federal, foreign, state and local taxes to their particular situation. Non-U.S. investors who invest in the Acquiring Fund when such investment is not treated as being effectively connected with the conduct of a U.S. trade or business will generally be subject to U.S. federal income tax treatment that is different from that described above and in the Prospectus. Such investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on dividends and certain other payments from the Acquiring Fund, and must provide the Acquiring Fund with an effective IRS Form W-8 or authorized substitute for Form W-8. However, the Acquiring Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) reported as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly reported by the Acquiring Fund. The Acquiring Fund may choose not to designate such amounts. Non-U.S. investors should consult their tax advisors regarding such treatment and the application of foreign taxes to an investment in the Acquiring Fund.

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, the “Foreign Account Tax Compliance Act” or “FATCA”) generally require the Acquiring Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Acquiring Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends. The Acquiring Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Special rules apply to foreign persons who receive distributions from the Acquiring Fund that are attributable to gain from “United States real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or former United States real property holding corporation. The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, if the Acquiring Fund is a United States real property holding corporation (determined without regard to certain exceptions), distributions by the Acquiring Fund that are attributable to (a) gains realized on the disposition of USRPIs by the Fund and (b) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders and will be subject to U.S. federal withholding tax. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a non-U.S. shareholder, including the rate of such withholding and character of such distributions (e.g., ordinary income or USRPI gain) will vary depending on the extent of the non-U.S. shareholder’s current and past ownership of the Acquiring Fund.

In addition, if the Acquiring Fund is a United States real property holding corporation or former United States real property holding corporation, the Fund may be required to withhold U.S. tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. However, no such withholding is generally required with respect to amounts paid in redemption of shares of the Acquiring Fund if the fund is a domestically controlled qualified investment entity, or, in certain other limited cases, if the Acquiring Fund (whether or not domestically controlled) holds substantial investments in regulated investment companies that are domestically controlled qualified investment entities.

Shareholders should consult their tax advisors about the application of the provisions of tax law, including foreign, state and local tax laws, in light of their particular tax situations before investing in the Acquiring Fund.

Independent Registered Public Accounting Firm. The Trust’s independent registered public accounting firm is Ernst & Young LLP, 155 North Wacker Drive, Chicago, Illinois 60606. Ernst & Young LLP audits and reports upon the Trust’s annual financial statements, reviews certain regulatory reports, reviews the Trust’s federal and state tax returns and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust.

Custodian. The Trust’s custodian, State Street Bank and Trust Company (“State Street”), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, has custody of all securities and cash of the Trust and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Trust, as well as certain bookkeeping, data processing and administrative services pertaining to the Trust’s operations, including compliance monitoring and preparation of the Trust’s tax returns. The Adviser pays State Street’s compliance monitoring fees.

Transfer Agent Services. DST Asset Manager Solutions, Inc. (“DST”), 2000 Crown Colony Drive, Quincy, Massachusetts 02169-0953, is the Trust’s transfer agent and dividend-paying agent. DST, as the shareholder service agent, provides certain bookkeeping, data processing and administrative services pertaining to the maintenance of shareholder accounts.

Reports to Shareholders. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

SHAREHOLDER RIGHTS

There are the twenty series currently offered for sale by the Trust. All shares of each William Blair Fund have equal rights with respect to dividends, assets and liquidation of a portfolio and equal, noncumulative voting rights. Noncumulative voting rights allow the holder or holders of a majority of shares, voting together for the election of trustees, to elect all the trustees. All shares of each William Blair Fund will be voted in the aggregate, except when a separate vote by the Acquiring Fund is required under the 1940 Act. Shares are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights.

Under Delaware law, the Trust generally is not required to hold annual shareholders’ meetings. Upon the written request of ten or more shareholders that have held Trust shares for at least six months in an amount equal to the lesser of 1% of the outstanding shares, the Trust will either disseminate appropriate materials (at the expense of the requesting shareholders) or provide such shareholders access to a list of names and addresses of all shareholders of record. The written notice must state that the shareholders making such request wish to communicate with the other shareholders to obtain the signatures necessary to demand a meeting to consider removal of a trustee. The Trust will hold shareholders’ meetings when requested to do so in writing by one or more shareholders collectively holding at least 10% of the shares entitled to vote, such request specifying the purpose or purposes for which each meeting is to be called, or when determined by a majority of the Board of Trustees in their discretion. Shareholders’ meetings also will be held in connection with the following matters: (1) the election or removal of trustees, if a meeting is called for such purpose; (2) the adoption of any contract for which shareholder approval is required by the 1940 Act; (3) any termination of the Trust, if a meeting is called for such purpose; (4) certain amendments to the Declaration of Trust; (5) any merger, consolidation or sale of all or substantially all assets of the Trust; (6) incorporation of the Trust; and (7) such additional matters as may be required by law, the Declaration of Trust, the By-Laws of the Trust or any registration of the Trust with the SEC or any state, or that the trustees may consider necessary or desirable, such as changes in fundamental investment objectives, policies or restrictions.

The trustees serve until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of their successors or until a director sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote or by a majority of the trustees. In accordance with the 1940 Act, the Trust will hold a shareholders’ meeting for the election of trustees at such time that (1) less than a majority of the trustees has been elected by the shareholders and (2) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders. A trustee may be removed from office by a vote of the holders of a majority of the outstanding shares entitled to vote.

Derivative Claims of Shareholders. The By-Laws contain provisions regarding derivative claims of shareholders. Under these provisions, a shareholder must make a pre-suit demand upon the Board to bring the subject action unless an effort to cause the Board to bring such an action is not likely to succeed. For purposes of the foregoing sentence, a demand on the Board shall only be deemed not likely to succeed and therefore excused if a majority of the Board, or a majority of any committee of the Board established to consider the merits of such action, is composed of Trustees who are not “independent trustees” (as that term is defined in the Delaware Statutory Trust Act).

Unless a demand is not required under the foregoing first paragraph, shareholders eligible to bring such derivative action under the Delaware Statutory Trust Act who collectively hold at least 10% of the outstanding shares of the Trust, or who collectively hold at least 10% of the outstanding shares of the fund or class to which such action relates, shall join in the request for the Board to commence such action. Further, unless a demand is not required under the foregoing first paragraph, the Board must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Board shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Board determine not to bring such action.

Forum for Adjudication of Disputes. The By-Laws provide that, unless the Trust consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Trustee, officer or other agent of the Trust to the Trust or the Trust’s shareholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware Statutory Trust Act or the Declaration of Trust or the By-Laws, (iv) any action to interpret, apply, enforce or determine the validity of the Declaration of Trust or the By-Laws or (v) any action asserting a claim governed by the internal affairs doctrine shall be the U.S. District Court for the District of Delaware or the Court of Chancery of the State of Delaware, or, if the Court of Chancery of the State of Delaware does not have jurisdiction, the Superior Court of the State of Delaware.

The By-Laws provide that any person purchasing or otherwise acquiring or holding any interest in shares of beneficial interest of the Trust shall be deemed to have notice of and consented to the provisions relating to forum for adjudication of disputes terms contained in the By-Laws, and to have waived any argument relating to the inconvenience of the forums referenced above in connection with any action or proceeding described in the foregoing paragraph.

This forum selection provision may limit a shareholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with Trustees, officers or other agents of the Trust and its service providers, which may discourage such lawsuits with respect to such claims. If a court were to find the forum selection provision contained in the By-Laws to be inapplicable or unenforceable in an action, the Trust may incur additional costs associated with resolving such action in other jurisdictions.

TRUST HISTORY

The Trust is a Delaware statutory trust organized under a Declaration of Trust dated September 3, 1999. The Trust was formerly organized as a Maryland corporation on September 22, 1987 under the name of William Blair Ready Reserves, Inc. (the “Company”). On April 30, 1991, a reorganization of the Company and Growth Industry Shares, Inc., a Maryland corporation, occurred such that Growth Industry Shares, Inc. was reorganized into a separate portfolio of the Company, the Growth Fund, and the Company changed its name to William Blair Mutual Funds, Inc. On December 15, 1999, the Company was reorganized into the Trust and changed its name to William Blair Funds. The Trust operates as an open-end, management investment company, as defined in the 1940 Act. Presently, the Trust is offering shares of twenty William Blair Funds. All of the series of the Trust, except the Large Cap Growth Fund and the Emerging Markets Debt Fund (a series of the Trust which is offered through a separate registration statement), are diversified portfolios. The Board of Trustees of the Trust may, however, establish additional portfolios with different investment objectives, policies and restrictions in the future.

FINANCIAL INFORMATION OF THE TRUST

The Acquiring Fund’s audited financial statements, including the notes thereto, contained in the Acquiring Fund’s annual report to shareholders for the fiscal year ended December 31, 2020, and report of independent registered public accounting firm, are incorporated herein by reference. Additional copies of the annual report to shareholders may be obtained without charge by calling 1-800-635-2886.

The Target Fund’s audited financial statements, including the notes thereto, contained in the Target Fund’s annual report to shareholders for the fiscal year ended October 31, 2020, and report of independent registered public accounting firm, are incorporated herein by reference. Additional copies of the annual report to shareholders may be obtained without charge by calling 1-866-234-5426.

APPENDIX A

RATINGS OF DEBT OBLIGATIONS

COMMERCIAL PAPER RATINGS

A S&P Global Ratings commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P Global Standard and Poor’s for commercial paper:

“A-1” - A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

“A-2” - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” - A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” - A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody’s for commercial paper:

“P-1” - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings’ short-term ratings apply generally to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

“F-1” - Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F-2” - Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

“F-3” - Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

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“B” - Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” - High Short-Term Default Risk. Default is a real possibility.

“RD” - Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” - Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

CORPORATE LONG-TERM DEBT RATINGS

The following summarizes the ratings used by S&P Global Ratings for corporate and municipal debt:

“AAA” - An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” - An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” - An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” - An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC,” and “C”-Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” - An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” - An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” - An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” - An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” - An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

PLUS (+) OR MINUS (-) - Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

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The following summarizes the ratings used by Moody’s for corporate and municipal long-term debt:

“Aaa” - Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk

“Aa” - Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” - Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” - Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” - Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” - Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” - Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” - Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” - Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

The following summarizes the ratings used by Fitch Ratings for corporate bonds:

“AAA” - Highest Credit Quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. The capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” - Very High Credit Quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” - High Credit Quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” - Good Credit Quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB”- Speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” - Highly Speculative. “B” ratings indicate that material credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

“CCC” - Substantial Credit Risk. “CCC” ratings indicate that default is a real possibility.

“CC” - Very High Levels of Credit Risk. “CC” ratings indicate that default of some kind appears probable.

“C” - Exceptionally High Levels of Credit Risk. “C” indicates that default is imminent or inevitable.

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Ratings in the categories of “CCC,” “CC” and “C” can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

“RD” - Restricted default. “RD” ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating.

“D” - Default. “D” ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories.

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WILLIAM BLAIR FUNDS

PART C

OTHER INFORMATION

ITEM 15.	Indemnification

Section 5.2 of Article V of the Registrant’s Declaration of Trust provides for indemnification of directors and officers under certain circumstances but does not allow such indemnification in cases of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Each of the trustees who is not an “interested person” (as defined under the Investment Company Act of 1940) of Registrant (a “Non-interested Trustee”) has entered into an indemnification agreement with Registrant, which agreement provides that the Registrant shall indemnify the Non-interested Trustee against certain liabilities which such Trustee may incur while acting in the capacity as a trustee, officer or employee of the Registrant to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The indemnification agreement cannot be altered without the consent of the Non-interested Trustee and is not affected by amendment of the Declaration of Trust. In addition, the indemnification agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses more timely, efficient and certain. In accordance with Section 17(h) of the Investment Company Act of 1940, the indemnification agreement does not protect a Non-interested Trustee against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Registrant has purchased insurance policies insuring its officers and trustees against certain liabilities which such officers and trustees may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and trustees by way of indemnification against such liabilities, subject to certain deductibles.

The Management Agreement between the Registrant and William Blair Investment Management, LLC (the “Adviser”) provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties thereunder on the part of the Adviser, the Adviser shall not be liable for any error of judgment or mistake of law, or for any loss suffered by the Fund in connection with the matters to which such Agreement relates.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16.	Exhibits

1.

(i) Declaration of Trust dated September 3, 1999 (Incorporated herein by reference to Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A as filed on December 21, 1999).

(ii)

Amendment to the Declaration of Trust dated April 24, 2001 (Incorporated herein by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A as filed on April 30, 2001).

(iii)

Amendment to the Declaration of Trust effective October 23, 2001 (Incorporated herein by reference to Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A as filed on April 12, 2002).

(iv)

Amendment to Declaration of Trust effective October 21, 2003 (Incorporated herein by reference to Post-Effective Amendment No. 36 to Registrant’s Registration Statement on Form N-1A as filed on December 24, 2003).

(v)

Amendment to the Declaration of Trust effective August 16, 2010 (Incorporated herein by reference to Post-Effective Amendment No. 71 to Registrant’s Registration Statement on Form N-1A as filed on April 29, 2011).

(vi)

Written Instrument Establishing and Designating Class R6 Shares of the William Blair Growth Fund, William Blair Large Cap Growth Fund, William Blair Mid Cap Growth Fund, William Blair Small-Mid Cap Growth Fund, William Blair Small-Mid Cap Value Fund, William Blair Small Cap Growth Fund, William Blair Small Cap Value Fund, William Blair International Developed Plus Fund, William Blair International Growth Fund and William Blair Income Fund dated February 20, 2019 (Incorporated herein by reference to Post-Effective Amendment No. 126 to Registrant’s Registration Statement on Form N-1A as filed on February 27, 2019).

6

(vii)

Form of Written Instrument Amending the Declaration of Trust (Incorporated herein by reference to Post-Effective Amendment No. to 139 Registrant’s Registration Statement on Form N-1A as filed on April 30, 2021).

2.	Amended and Restated By-laws dated September 14, 2020 (Incorporated herein by reference to Registrant’s Registration Statement on Form N-14 as filed on April 19, 2021).

3.	None.

4.	Form of Agreement and Plan of Reorganization – Included in Part A to the Registrant’s Registration Statement on Form N-14 as Appendix A.

5.

Declaration of Trust dated September 3, 1999 (see Section 8.1) (Incorporated herein by reference to Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A as filed on December 21, 1999).

6.

(i) Management Agreement (Amended and Restated) dated December 15, 1999 (Incorporated herein by reference to Post-Effective Amendment No. 45 to Registrant’s Registration Statement on Form N-1A as filed on May 24, 2005).

(ii)

Letter Agreement to Management Agreement dated July 31, 2020 (Incorporated herein by reference to Post-Effective Amendment No. 136 to Registrant’s Registration Statement on Form N-1A as filed on July 31, 2020).

(iii)

Form of Letter Agreement to Management Agreement related to the William Blair Small Cap Value Fund dated March 1, 2021 (Incorporated herein by reference to Post-Effective Amendment No. 138 to Registrant’s Registration Statement on Form N-1A as filed on February 26, 2021).

(iv)

Form of Expense Limitation Agreement related to the William Blair Small Cap Value Fund dated March 1, 2021 (Incorporated herein by reference to Post-Effective Amendment No. 138 to Registrant’s Registration Statement on Form N-1A as filed on February 26, 2021).

7.	Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant’s Registration Statement on Form N-1A as filed on March 1, 1996).

8.	None.

9.	(i) Custodian Agreement (Incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A as filed on September 29, 1999).

(ii)	Amended and Restated Delegation Agreement (Incorporated herein by reference to Post-Effective Amendment No. 45 to Registrant’s Registration Statement on Form N-1A as filed on May 24, 2005).

(iii)	Amendment Agreement dated August 1, 2001 (Incorporated herein by reference to Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A as filed on April 12, 2002).

(iv)

Amendment Custodian Agreement dated November 1, 2004 (Incorporated herein by reference to Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A as filed on April 29, 2016).

(v)

Amendment to Custodian Agreement dated November 1, 2012 (Incorporated herein by reference to Post-Effective Amendment No. 102 to Registrant’s Registration Statement on Form N-1A as filed on February 28, 2013).

(vi)

Amendment to Custodian Agreement dated August 1, 2016 (Incorporated herein by reference to Post-Effective Amendment No. 122 to the Registrant’s Registration Statement on Form N-1A as filed on April 28, 2017).

(vii)

Form of Amendment to Custodian Agreement dated August 1, 2019 (Incorporated herein by reference to Post-Effective Amendment herewith No. 133 to Registrant’s Registration Statement on Form N-1A as filed on April 29, 2020).

(viii)

Form of Amendment to Custodian Agreement dated July 31, 2020 (Incorporated herein by reference to Post-Effective Amendment No. 136 to Registrant’s Registration Statement on Form N-1A as filed on July 31, 2020).

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10.	(i) Amended Distribution Plan – Class N (Incorporated herein by reference to Post-Effective Amendment No. 66 to Registrant’s Registration Statement on Form N-1A as Filed on November 30, 2009).

(ii)	Distribution Agreement – Class N (Incorporated herein by reference to Post-Effective Amendment No. 71 to Registrant’s Registration Statement on Form N-1A as filed on April 29, 2011).

(iii)	Amended and Restated Multi-Class Plan (Incorporated herein by reference to Post-Effective Amendment No. 136 to Registrant’s Registration Statement on Form N-1A as filed on July 31, 2020).

11.	Opinion and Consent of Dechert LLP (Incorporated herein by reference to Registrant’s Registration Statement on Form N-14 as filed on April 19, 2021).

12.	Form of Legal Opinion of Dechert LLP as to tax matters (Incorporated herein by reference to Registrant’s Registration Statement on Form N-14 as filed on April 19, 2021).

13.

(i) Transfer Agency and Service Agreement dated January 1, 2008 (Incorporated herein by reference to Post-Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A as filed on March 25, 2008).

(ii)

Amendment to Transfer Agency and Service Agreement dated November 19, 2012 (Incorporated herein by reference to Post-Effective Amendment No. 102 to Registrant’s Registration Statement on Form N-1A as filed on February 28, 2013).

(iii)

Amendment to Transfer Agency and Service Agreement dated July 25, 2016 (Incorporated herein by reference to Post-Effective Amendment No. 122 to the Registrant’s Registration Statement on Form N-1A as filed on April 28, 2017).

(iv)

Form of Expense Limitation Agreement dated May 1, 2021 (Incorporated herein by reference to Post-Effective Amendment No. to 139 Registrant’s Registration Statement on Form N-1A as filed on April 30, 2021).

(v)	Form of Indemnification Agreement (Incorporated herein by reference to Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A as filed on March 4, 2005).

(vi)	Administration Agreement dated November 1, 2004 (Incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A as filed on April 29, 2005).

(vii)

Amendment to Administration Agreement dated January 18, 2005 (Incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A as filed on April 29, 2005).

(viii)

Amendment to Administration Agreement dated August 1, 2007 (Incorporated herein by reference to Post-Effective Amendment No. 57 to Registrant’s Registration Statement on Form N-1A as filed on October 12, 2007).

(ix)

Amendment to Administration Agreement dated April 12, 2010 (Incorporated herein by reference to Post-Effective Amendment No. 70 to Registrant’s Registration Statement on Form N-1A as filed on April 30, 2010).

(x)

Amendment to Administration Agreement dated November 1, 2012 (Incorporated herein by reference to Post-Effective Amendment No. 102 to Registrant’s Registration Statement on Form N-1A as filed on February 28, 2013).

(xi)

Amendment to Administration Agreement dated August 1, 2016 (Incorporated herein by reference to Post-Effective Amendment No. 122 to the Registrant’s Registration Statement on Form N-1A as filed on April 28, 2017).

(xii)

Form of Amendment to Administration Agreement dated August 1, 2019 (Incorporated herein by reference to Post-Effective Amendment No. 133 to Registrant’s Registration Statement on Form N-1A as filed on April 29, 2020).

(xiii)

Form of Amendment to Administration Agreement dated July 31, 2020 (Incorporated herein by reference to Post-Effective Amendment No. 136 to Registrant’s Registration Statement on Form N-1A as filed on July 31, 2020).

14.	(i) Consent of Ernst & Young LLP (Filed herewith).

(ii)	Consent of BBD, LLP (Filed herewith).

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(iii)	Consent of Dechert LLP related to Form of Legal Opinion of Dechert LLP as to tax matters (Filed herewith).

(iv)	Consent of Dechert LLP related to Opinion and Consent of Dechert LLP(Filed herewith)

15.	Not applicable.

16.	Powers of Attorney for Each Trustee (Incorporated herein by reference to Registrant’s Registration Statement on Form N-14 as filed on April 19, 2021).

17.	Form of Proxy Card

ITEM 17.	Undertakings

The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

The undersigned Registrant agrees that every prospectus that is filed under the paragraph above will be filed as a part of any amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

The undersigned Registrant agrees to file a final and executed copy of an opinion of Counsel supporting the tax consequences of the reorganization as an amendment to this Registration Statement within a reasonable time after receipt of such opinion.

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SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Chicago, and State of Illinois, on the 21st day of May, 2021.

WILLIAM BLAIR FUNDS

By:	/s/ Stephanie G. Braming
Stephanie G. Braming, President

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacity indicated on the 21st day of May, 2021.

Signature	Title

/s/ Arthur J. Simon	Trustee
Arthur J. Simon

/s/ Vann A. Avedisian*	Trustee
Vann A. Avedisian

/s/ Kathleen T. Barr*	Trustee
Kathleen T. Barr

/s/ Daniel N. Leib*	Trustee
Daniel N. Leib

/s/ Dorri C. McWhorter*	Trustee
Dorri C. McWhorter

/s/ Thomas J. Skelly*	Trustee
Thomas J. Skelly

/s/ Steven R. Zenz*	Trustee
Steven R. Zenz

/s/ Stephanie G. Braming Stephanie G. Braming	Trustee (Chairman of the Board) and President (Principal Executive Officer)

/s/ John M. Raczek	Treasurer (Principal Financial Officer, Principal Accounting
John M. Raczek	Officer)

*By: /s/ Stephanie G. Braming
Stephanie G. Braming, Attorney-in-Fact

*	Stephanie G. Braming signs this document pursuant to powers of attorney filed as an exhibit to the Form N-14 registration statement filed with the Securities and Exchange Commission on April 19, 2021.

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EXHIBIT INDEX

(14)(i)	Consent of Ernst & Young LLP

(14)(ii)	Consent of BBD, LLP

(14)(iii)	Consent of Dechert LLP related to Form of Legal Opinion of Dechert LLP as to tax matters

(14(iv)	Consent of Dechert LLP related to Opinion and Consent of Dechert LLP

(17)	Form of Proxy Card

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